As filed with the Securities and Exchange Commission on July 26, 2000


                                                              File No. 333-18737
                                                              File No. 811-07989

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]

                           Pre-Effective Amendment No.                     [   ]

                           Post-Effective Amendment No. 8                  [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]

                           Amendment No. 10                                [ X ]

                             METROPOLITAN WEST FUNDS
               (Exact Name of Registrant as Specified on Charter)

                        11766 Wilshire Blvd., Suite 1580
                          Los Angeles, California 90025
                    (Address of Principal Executive Offices)

                                 (310) 966-8900
                         (Registrant's Telephone Number)

                               Scott B. Dubchansky
                        11766 Wilshire Blvd., Suite 1580
                          Los Angeles, California 90025
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box).

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [ X ] on July 31, 2000 pursuant to paragraph (b) of Rule 485
     [   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [   ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

                                   ----------
                     Please send Copy of Communications to:

           DAVID A. HEARTH, ESQ.                      SANDRA L. ADAMS
           Paul, Hastings, Janofsky & Walker LLP      PFPC Inc.
           345 California Street                      3200 Horizon Drive
           San Francisco, CA  94104-2635              King of Prussia, PA  19406

                             METROPOLITAN WEST FUNDS

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement contains the following documents.

       Part A - Combined Prospectus for

                   METROPOLITAN WEST TOTAL RETURN BOND FUND - Class I Shares METROPOLITAN WEST LOW DURATION BOND FUND - Class I Shares METROPOLITAN WEST SHORT-TERM INVESTMENT FUND - Class I Shares

       Part A - Combined Prospectus for

                   METROPOLITAN WEST TOTAL RETURN BOND FUND - Class M Shares METROPOLITAN WEST LOW DURATION BOND FUND - Class M Shares METROPOLITAN WEST SHORT-TERM INVESTMENT FUND - Class M Shares METROPOLITAN WEST ALPHATRAK 500 FUND - Undesignated Shares

       Part B - Combined Statement of Additional Information for

                   METROPOLITAN WEST TOTAL RETURN BOND FUND - Class I Shares METROPOLITAN WEST LOW DURATION BOND FUND - Class I Shares METROPOLITAN WEST SHORT-TERM INVESTMENT FUND - Class I Shares

       Part B - Combined Statement of Additional Information for

                   METROPOLITAN WEST TOTAL RETURN BOND FUND - Class M Shares METROPOLITAN WEST LOW DURATION BOND FUND - Class M Shares METROPOLITAN WEST SHORT-TERM INVESTMENT FUND - Class M Shares METROPOLITAN WEST ALPHATRAK 500 FUND - Undesignated Shares

       Part C - Registrant

       Signature Page

                            METROPOLITAN WEST FUNDS

                            [METROPOLITAN WEST LOGO]

                               ------------------

                             TOTAL RETURN BOND FUND
                             LOW DURATION BOND FUND
                           SHORT-TERM INVESTMENT FUND

                               ------------------

                                 CLASS I SHARES

                               ------------------


                                   PROSPECTUS

                                 JULY 31, 2000

                 This prospectus contains essential information
           for anyone considering an investment in these Funds. Please read this document carefully and retain it
                              for future reference.

                     THE SECURITIES AND EXCHANGE COMMISSION
                HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES
           OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
                  IT IS A CRIMINAL OFFENSE TO STATE OR SUGGEST
                                   OTHERWISE.

                               ------------------

                    METROPOLITAN WEST ASSET MANAGEMENT, LLC
                               INVESTMENT ADVISER
                               ------------------

              For any additional information or questions regarding
            information contained herein, please call (800) 241-4671
                                 www.mwamllc.com

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                                             PAGE
                                                                                                                             ----
RISK/RETURN SUMMARY AND FUND EXPENSES                                                                                          4
   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - Total Return Bond Fund.........................................................4
   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - Low Duration Bond Fund.........................................................7
   FEES AND EXPENSES - Low Duration Bond Fund..................................................................................9
   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - Short-Term Investment Fund....................................................10
FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS                                                           12
   General....................................................................................................................12
   Duration...................................................................................................................12
   Portfolio Turnover.........................................................................................................12
   Risks of Investing in Emerging Market and Other Foreign Securities.........................................................12
   Risks of Investing in Fixed-Income Securities..............................................................................12
   Risks of Using Certain Derivatives.........................................................................................13
   Risks of Other Investment Techniques.......................................................................................12
ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS...................................................................................13
   Low Duration Assets........................................................................................................13
ORGANIZATION AND MANAGEMENT                                                                                                   15
   The Adviser................................................................................................................15
   Portfolio Managers.........................................................................................................15
   Management Fees and Other Expenses.........................................................................................15

   The Transfer Agent and Administrator.......................................................................................16

   The Distributor............................................................................................................16
   Other Share Classes........................................................................................................16
HOW TO PURCHASE SHARES                                                                                                        16
   Regular Purchases..........................................................................................................16
   By Payment In Kind.........................................................................................................17
   Purchases Through An Investment Broker or Dealer...........................................................................17
   Net Asset Value............................................................................................................17
HOW TO REDEEM SHARES                                                                                                          17
   Regular Redemptions........................................................................................................17
   Exchanges of Shares........................................................................................................18

   Systematic Withdrawal Plan.................................................................................................16

   Telephone Transactions.....................................................................................................18
   Payments...................................................................................................................18
   Redemptions of Accounts Below Minimum Amount...............................................................................18
   Withholdings; Reporting....................................................................................................19
   Reports to Shareholders....................................................................................................19
DIVIDENDS AND TAX STATUS                                                                                                      19
FINANCIAL HIGHLIGHTS                                                                                                          20

THIS PROSPECTUS DESCRIBES ONLY THE FUNDS' CLASS I SHARES. METROPOLITAN WEST FUNDS ALSO OFFERS CLASS M SHARES OF THE FUNDS, WITH DIFFERENT FEES AND EXPENSES.

--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - TOTAL RETURN BOND FUND


OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from two to fifteen years. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.


Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody's Investors Service ("Moody's") or BBB- by Standard & Poor's Rating Group ("S&P"), or Fitch Investors Services, Inc. ("Fitch") or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies), including emerging market foreign securities.


PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund like the LOW DURATION BOND FUND.

The values of the Fund's investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE - TOTAL RETURN BOND FUND


The following bar chart and performance table shows how another class of shares of the Fund has performed from year to year and provides some indication of the risks of investing in the Fund. This other class of shares, which is subject to higher class expenses, will have substantially similar annual returns to this class because the shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The performance table below compares the average annual returns of that class of shares of the Fund over time to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment grade bonds.


Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[BAR GRAPH]

1998      +9.93
1999      +1.72


During the period covered by this bar chart, the Fund's highest quarterly return was +3.10% for the quarter ended December 31, 1998 and the lowest quarterly return was -0.23% for the quarter ended June 30, 1999. The year to date total return as of June 30, 2000 for this other class of shares was +3.48%.




AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)


                                                          Past           Since              Performance
                                                          Year         Inception             Inception
                                                      -------------  -------------  ---------------------------
Total Return Bond Fund (Class M Shares) .............    +1.72%         +8.47%            March 31, 1997*

Lehman Brothers Aggregate Bond Index.................    -0.83%         +6.48%            March 31, 1997


---------------------



* Represents the inception date of Class M shares of the Fund which, prior to March 31, 2000, were undesignated. Class I shares of the Fund commenced operations March 31, 2000. The Fund adopted a Rule 12b-1 plan with respect to its Class M shares and began charging fees pursuant to this plan on April 1, 2000. Class I shares of the Fund are not subject to 12b-1 fees.

FEES AND EXPENSES - TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


ANNUAL FUND OPERATING EXPENSES - CLASS I
(FEES PAID FROM FUND ASSETS)

         Management Fees .............................................................................................0.35%
         Rule 12b-1 Expenses...........................................................................................None
         Other Expenses...............................................................................................0.37%
                                                                                                                      -----
                  Total Annual Fund Operating Expenses................................................................0.72%
                                                                                                                      =====
         Fee Reduction and/or Expense Reimbursement(1)................................................................0.28%
                  Net Expenses(1).....................................................................................0.44%

--------------------

(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.44%. This contract has a one-year term, renewable at the end of each fiscal year.


EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     -    $10,000 initial investment in the Fund

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1             3             5          10
                 Year         Years         Years       Years
                 ----         -----         -----       -----
                 $45           $141         $246        $555

--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - LOW DURATION BOND FUND


OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.


Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below highly rated securities but rated at least investment grade by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Up to 10% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.


The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.


PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund such as the TOTAL RETURN BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value.

The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE - LOW DURATION BOND FUND


The following bar chart and performance table shows how another class of shares of the Fund has performed from year to year and provides some indication of the risks of investing in the Fund. This other class of shares, which is subject to higher class expenses, will have substantially similar annual returns to this class because the shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The performance table below compares the average annual returns of that class of shares of the Fund over time to the Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged index of all U.S. Treasury securities with maturities of 1-3 years.


Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]

1998      +6.68
1999      +6.23


During the period covered by this bar chart, the Fund's highest quarterly return was +2.48% for the quarter ended December 31, 1998 and the lowest quarterly return was +0.32% for the quarter ended September 30, 1998. The year-to-date total return as of June 30, 2000 for this other class of shares was +3.06%.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)

                                                                   Past         Since          Performance
                                                                   Year      Inception          Inception
                                                                 ---------  ------------  --------------------
Low Duration Bond Fund  (Class M Shares)...................       +6.23%       +7.19%       March 31, 1997*

Merrill Lynch 1-3 Year U.S. Treasury Index.................       +3.06%       +5.82%       March 31, 1997

--------------------


   * Represents the inception date of Class M shares of the Fund which, prior to March 31, 2000, were undesignated. Class I shares of the Fund commenced operations March 31, 2000. The Fund adopted a Rule 12b-1 plan with respect to its Class M shares and began charging fees pursuant to this plan on April 1, 2000. Class I shares of the Fund are not subject to 12b-1 fees.

FEES AND EXPENSES - LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES - CLASS I
(FEES PAID FROM FUND ASSETS)

         Management Fees..............................................................................................0.30%
         Rule 12b-1 Expenses...........................................................................................None
         Other Expenses...............................................................................................0.17%
                                                                                                                      -----
                  Total Annual Fund Operating Expenses................................................................0.47%
                                                                                                                      =====
         Fee Reduction and/or Expense Reimbursement(1)................................................................0.08%
                  Net Expenses(1).....................................................................................0.39%

--------------------

(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.39%. This contract has a one-year term, renewable at the end of each fiscal year.


EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     -    $10,000 initial investment in the Fund

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1              3            5             10
          Year          Years        Years         Years
          ----          -----        -----         -----
          $40           $125          $218          $492

--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - SHORT-TERM INVESTMENT FUND

SHARES OF THE SHORT-TERM INVESTMENT FUND ARE NOT CURRENTLY AVAILABLE FOR
PURCHASE.

OBJECTIVE

The SHORT-TERM INVESTMENT FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to one year. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The Fund's dollar-weighted average portfolio maturity will normally exceed one year. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.


Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below highly rated securities but rated at least investment grade by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Up to 10% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.


PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display relatively lower changes in value, return and risk of loss than the longer duration TOTAL RETURN BOND FUND and LOW DURATION BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE - SHORT-TERM INVESTMENT FUND

Fund performance results have not been provided because the SHORT-TERM INVESTMENT FUND has not yet commenced operations.

FEES AND EXPENSES - SHORT-TERM INVESTMENT FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


ANNUAL FUND OPERATING EXPENSES - CLASS I
(FEES PAID FROM FUND ASSETS)

         Management Fees..............................................................................................0.25%
         Rule 12b-1 Expenses...........................................................................................None
         Other Expenses...............................................................................................0.45%
                                                                                                                      -----
                  Total Annual Fund Operating Expenses................................................................0.70%
                                                                                                                      =====
         Fee Reduction and/or Expense Reimbursement(1)................................................................0.36%
                  Net Expenses(1).....................................................................................0.34%

--------------------

(1) Expenses are estimates only. The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.34%. This contract has a one-year term, renewable at the end of each fiscal year.



EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     -    $10,000 initial investment in the Fund

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1              3
          Year          Years
          ----          -----
          $35           $109

--------------------------------------------------------------------------------
                            FURTHER INFORMATION ABOUT
                    INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------


GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used to determine the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see "Investment Objectives and Policies--Duration" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See "Financial Highlights" for past turnover rates.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The Funds are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

RISKS OF USING CERTAIN DERIVATIVES


Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.



RISKS OF OTHER INVESTMENT TECHNIQUES

The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. A Fund will not make total short sales exceeding 25% of the value of that Fund's assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)


--------------------------------------------------------------------------------
                   ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS
--------------------------------------------------------------------------------


LOW DURATION ASSETS

Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for at least six investment advisory accounts (the "Low Duration Accounts"), during the period August 1, 1996 through December 31, 1996, utilizing the specific investment approach specified for the LOW DURATION BOND FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Low Duration Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the LOW DURATION BOND FUND. The Low Duration Accounts were not subject to the same types of expenses to which the LOW DURATION BOND FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the LOW DURATION BOND FUND by the Investment Company Act of 1940, as amended. From May 18, 1993 through July 31, 1996 performance data is for the Hotchkis and Wiley Low Duration Bond Fund that Tad Rivelle and Laird Landmann, now Managing Director-Chief Investment Officer and Managing Director of the Adviser, respectively, personally managed in their capacities as principals and Co-Directors of Fixed Income for Hotchkis and Wiley. The Low Duration Accounts and the Hotchkis and Wiley Low Duration Bond Fund are collectively called the "Low Duration Assets." The Low Duration Assets have been managed with investment objectives and investment policies and strategies substantially similar to those to be employed by Mr. Rivelle and Mr. Landmann in managing the LOW DURATION BOND FUND. The results presented are not intended to predict or suggest the return to be experienced by the LOW DURATION BOND FUND or the return an investor might achieve by investing in the LOW DURATION BOND FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the LOW DURATION BOND FUND.

                       TOTAL RETURN OF LOW DURATION ASSETS
--------------------------------------------------------------------------------

                                                                 AUGUST 1, 1996-                        YEAR ENDED DECEMBER 31,
                                                    1996         DECEMBER 31,      JANUARY 1, 1996-     -----------------------
                                                 (FULL YEAR)         1996*           JULY 31, 1996     1995       1994     1993**
                                                 -----------         -----           -------------     ----       ----     ------
     Low Duration Assets
     Performance Record......................     6.67%              3.89%               2.68%         12.75%     5.23%      7.14%
     Merrill Lynch 1-3 Year                       4.98%              3.19%               1.75%         11.00%     0.57%      2.62%
     U.S. Treasury Index.....................

--------------------------------------------------------------------------------

* Performance results for this period are for Low Duration Accounts which Mr. Rivelle and Mr. Landmann personally managed for Metropolitan West Securities, Inc., an affiliate of the Adviser, while the Adviser was in formation.

**       From May 18, 1993

Please read the following important notes concerning the Low Duration Assets.

1. Performance before August 1, 1996 was calculated using the standard total return formula required by the Securities and Exchange Commission ("SEC") for all mutual funds.

2. The results for the Low Duration Accounts reflect both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

3. Annual rate of return for the Low Duration Accounts is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Low Duration Accounts.

4. The Merrill Lynch 1 - 3 year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of 1 to 3 years. The U.S. Treasury securities included in this Index will differ substantially from the securities in the Low Duration Fund.

Special Note Concerning Adviser Investment Returns: Investors should note that the Funds will compute and disclose their average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Funds be net of advisory fees as well as all other applicable Fund operating expenses. Performance was calculated on a trade date basis.

--------------------------------------------------------------------------------
                           ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISER


Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.MWAMLLC.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $8 billion of fixed-income investments as of June 30, 2000 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, Inc. ("MWF"), a registered investment adviser. MWF's affiliate, Metropolitan West Securities, Inc. ("MWS"), has managed fixed-income investments since 1992. MWS managed $26 billion for its clients as of June 30, 2000.


PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information for the past five years.

SCOTT B. DUBCHANSKY has been the Chief Executive Officer of the Adviser since August 1996. From August 1992 through August 1996, Mr. Dubchansky was a Senior Vice President of Donaldson Lufkin & Jenrette in the Fixed Income Division. Prior to August 1992, Mr. Dubchansky was Senior Vice President, fixed income sales at Kidder Peabody and responsible for fixed income sales to institutional clients. Mr. Dubchansky, together with Mr. Rivelle, manages the SHORT-TERM INVESTMENT FUND.

STEPHEN KANE, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California. Mr. Kane, together with Messrs. Landmann and Rivelle, manages the TOTAL RETURN BOND FUND.

LAIRD R. LANDMANN has been a Managing Director and portfolio manager with the Adviser since August 1996. From November 1992 until July 1996, Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Landmann, together with Messrs. Kane and Rivelle, manages the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

TAD RIVELLE has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle, together with Messrs. Kane and Landmann, manages the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND. Mr. Rivelle, together with Mr. Dubchansky, also manages the SHORT-TERM INVESTMENT FUND.

BRIAN H. LOO, CFA has been a portfolio manager and analyst with the Adviser since August 1996. From June 1996 until July 1996 he worked as an analyst with Hotchkis and Wiley. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University). Mr. Loo, together with Messrs. Kane, Landmann and Rivelle, manages the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees. Under the Investment Advisory Agreement relating to all share classes of the TOTAL RETURN BOND FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .35% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to all share classes of the LOW DURATION BOND FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .30% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to all share classes of the SHORT-TERM INVESTMENT FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .25% of the Fund's average daily net assets.

The Investment Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not recoup amounts that would make a Fund's total expenses exceed the applicable limit.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.


THE TRANSFER AGENT AND ADMINISTRATOR

PFPC Inc. ("PFPC") serves as transfer agent and administrator to the Trust and also provides accounting and certain custody services pursuant to a Services Agreement.

The business address of PFPC is 3200 Horizon Drive, King of Prussia, Pennsylvania, 19406.


THE DISTRIBUTOR


Provident Distributors, Inc. ("PDI"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.


OTHER SHARE CLASSES

The Funds also offer Class M shares. These other shares have different expenses which will result in different performance than Class I shares. Shares of both Classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

--------------------------------------------------------------------------------
                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

REGULAR PURCHASES

The minimum initial investment in each Fund is $3,000,000 ($50,000 for additional investments). The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirements. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

     Wire to: Boston Safe Deposit & Trust
     ABA No. 01-10-01234 for PFPC
     Account No. 011835
     Credit:  (Name of Fund)
     FBO:  (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

Metropolitan West Funds
c/o PFPC Inc.
211 South Gulph Road
P.O. Box 61767
King of Prussia, Pennsylvania 19406

You may also purchase shares by sending a check payable to Metropolitan West Funds, together with the Account Application to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased for your account at the net asset value next determined after receipt by the Transfer Agent, or an authorized sub-agent, of your wire or check. If a check is not honored by the your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.


The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

Inquiries about your account should be directed to Metropolitan West Funds, c/o PFPC Inc., P.O. Box 61767, King of Prussia, PA 19406.


The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that banks are open for business and the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                              HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o the Transfer Agent, the address is: 211 South Gulph Road, P.O. Box 61767, King of Prussia, Pennsylvania 19406.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent' records, the signature(s) on the redemption request must be a medallion guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the New York Stock Exchange and banks are open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.


EXCHANGES OF SHARES

You are permitted to exchange your Class I shares in a Fund for Class I shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. There is a $50,000 minimum to exchange into a Fund you currently own and a $3,000,000 minimum to invest in a new Fund. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.


SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan provides for automatic redemptions of at least $100,000 on a monthly, quarterly, semi-annual or annual basis. You may establish this plan by completing the appropriate section of the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning the plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.


TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.


If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.



The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone, you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.


PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT


The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $3,000,000, as a result of a transfer or redemption (not market fluctuations). The Funds will notify you in writing and you will have 60-days to increase your account balance before your shares are redeemed.

WITHHOLDINGS; REPORTING


The Funds may be required to withhold Federal income tax, at a rate of 31%, from proceeds of redemptions, if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.


REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive statements at least quarterly of the status of your accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


--------------------------------------------------------------------------------
                            DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------



The Funds expect to declare dividends daily and pay them monthly to shareholders. Dividends on shares of the Funds will normally begin to accrue on the day after the trade date.


Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date; each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though they may be paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, that are capital gain distributions, and that are a return of capital.


Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The financial information relates to Class M shares of the Funds, which have different expenses than Class I.





Selected Per-Share Data For the Year Ended March 31:
---------------------------------------------------
                                                                   Total Return                           Low Duration
                                                                 Bond Fund-Class M                      Bond Fund-Class M
                                                                 -----------------                      -----------------
                                                           2000         1999         1998         2000         1999         1998
                                                         --------     --------     --------     --------     --------     --------

Net asset value, beginning of period                     $  10.53     $  10.49     $  10.00     $  10.15     $  10.18     $  10.00
                                                         --------     --------     --------     --------     --------     --------

Income from Investment Operations:
   Net investment income                                     0.78         0.71         0.73         0.72         0.66         0.65
   Net realized and unrealized gain on investments          (0.44)        0.19         0.60        (0.11)       (0.02)        0.19
                                                         --------     --------     --------     --------     --------     --------
   Total from investment operations                          0.34         0.90         1.33         0.61         0.64         0.84
                                                         --------     --------     --------     --------     --------     --------


Less Distributions:
   Dividends from net investment income                     (0.78)       (0.71)       (0.73)       (0.72)       (0.66)       (0.65)
   Distributions from net capital gains or investments      (0.01)       (0.15)       (0.11)       (0.05)       (0.01)       (0.01)
                                                         --------     --------     --------     --------     --------     --------
   Total Distributions                                      (0.79)       (0.86)       (0.84)       (0.77)       (0.67)       (0.66)
                                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period                           $  10.08     $  10.53     $  10.49     $   9.99     $  10.15     $  10.18
                                                         ========     ========     ========     ========     ========     ========

Total return (not annualized)                                3.39%        8.84%       13.71%        6.22%        6.54%        8.71%

Ratios/Supplemental Data:
   Net assets, end of period (in thousands)              $250,794     $115,233     $ 24,983     $367,943     $235,337     $135,313
   Ratio of Expenses to Average Net Assets:
       Before expense reimbursement                          0.77%        0.97%        1.99%        0.66%        0.70%        0.93%
       After expense reimbursement                           0.65%        0.65%        0.65%        0.58%        0.58%        0.58%
   Ratio of Net Income to Average Net Assets:
       Before expense reimbursement                          7.56%        6.60%        6.05%        7.14%        6.49%        6.37%
       After expense reimbursement                           7.68%        6.92%        7.39%        7.22%        6.61%        6.72%
   Portfolio turnover rate                                    128%         136%         235%         126%          73%         102%

---------------------

[MET WEST LOGO]                 ACCOUNT APPLICATION

--------------------------------------------------------------------------------
  AMOUNT INVESTED ($3,000,000 MINIMUM)

  FORM OF PAYMENT -- INITIAL INVESTMENT

[ ] Check enclosed -- payable to:       [ ] Metropolitan West Low Duration Bond Fund, Class I  $ ----------------
                                        [ ] Metropolitan West Total Return Bond Fund, Class I  $ ----------------
[ ] By Wire -- Funds were wired on ___________  in the amount of  $
                                                                   -------------

 REGISTRATION (PLEASE PRINT)

[ ] INDIVIDUAL (Joint ownership with rights of survivorship unless otherwise noted)

--------------------------------------------------------------------------------
Individual Owner's First Name    Middle Initial   Last Name    Social Security #

--------------------------------------------------------------------------------
Joint Owner's First Name         Middle Initial   Last Name    Social Security #

[ ] GIFT TO MINORS

------------------------------------------------ Under the ----------- UGMA/UTMA
Name of Custodian (one name only)                             State

--------------------------------------------------------------------------------
As Custodian For (one name only)               Minor's Social Security #

[ ] CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS (Complete Corporate
    Resolution)

--------------------------------------------------------------------------------
Tax I.D. #                       Name of Trustee(s)           Date of Trust

--------------------------------------------------------------------------------
Name of Corporation, Partnership, Trust or Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)
--------------------------------------------------------------------------------
  Street Address & Apt. #             City                     State        Zip

  Daytime Phone Number (    )           Evening Phone Number (   )
                             -------                              -------------
  If you have an account in another Metropolitan West Fund registered under the same name as above, please indicate the following:

--------------------------------------------------------------------------------
  Fund Name                      Account Number                      Share Class
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (Please indicate one -- Distributions will be reinvested if no option is checked)
  [ ] Automatic Compounding (dividends & capital gains reinvested in additional shares)
  [ ] Cash Dividends (dividends in cash, capital gains reinvested in additional shares)
  [ ] All Cash (dividends & capital gains in cash)
--------------------------------------------------------------------------------
                                     (over)

--------------------------------------------------------------------------------
  TELEPHONE OPTIONS
  [ ] TELEPHONE REDEMPTION
  I (we) authorize PFPC Inc. ("PFPC") to honor telephone instructions for my
  (our) account. Neither the Fund nor PFPC will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check and complete below if you wish to have redemption proceeds wired to your bank.

--------------------------------------------------------------------------------
  Name of Bank                        City                                State

--------------------------------------------------------------------------------
  Bank Routing Number (nine digits)  Account Number [ ] Checking [ ] Savings
  [ ] TELEPHONE EXCHANGE -- Permits switching at any time among the mutual funds in the Fund Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN
  [ ] Check box if you want this service.
       [ ] Check box if you want withdrawal sent to address of record.
       [ ] Check box if you want withdrawal sent directly to your bank. Attach a voided check.

  Amount and Frequency of Payments:
  Beginning in ____________________ , ________ , please make payments in the
                      month             year
  amount of $ __________________
               $100,000 minimum

  Payments will be processed on the 25th day of the month in the frequency indicated below:
    [ ] Monthly    [ ] Quarterly    [ ] Semi-annually     [ ] Annually
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SIGNATURE AND CERTIFICATION

  Required by Federal tax law to avoid 31% backup withholding: "By signing, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box to the right." Receipt of current prospectus is hereby acknowledged.
                                       [ ] I am subject to backup withholding.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
  Signature      [ ] Owner      [ ] Custodian      [ ] Trustee             Date

  Citizen of:    [ ] United States  [ ] Other (Please Indicate)
                                                                   -------------

--------------------------------------------------------------------------------
  Signature of Joint Owner (if applicable)                     Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FOR INVESTMENT DEALER ONLY:

--------------------------------------------------------------------------------
  Firm's Name             Representative's/Advisor's Name                 Number

--------------------------------------------------------------------------------
  Branch Address                                           Authorized Signature
--------------------------------------------------------------------------------

Mail completed application to: Metropolitan West Funds
                               c/o PFPC Inc.
                               211 South Gulph Road
                               P.O. Box 61503
                               King of Prussia, PA 19406-0903
                               Telephone: (800) 241-4671

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                             METROPOLITAN WEST FUNDS
                      11766 WILSHIRE BOULEVARD, SUITE 1580
                          LOS ANGELES, CALIFORNIA 90025
                                 (800) 241-4671


You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

     - Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.


Investment Company Act File No. 811- 07989


                                    ADVISER:

                     Metropolitan West Asset Management, LLC
                      11766 Wilshire Boulevard, Suite 1580
                          Los Angeles, California 90025
                                 (310) 966-8900
                                 www.mwamllc.com


                                 TRANSFER AGENT:

                                    PFPC Inc.
                                211 S. Gulph Road
                                 P.O. Box 61767
                    King of Prussia, Pennsylvania 19406-0903
                                 (800) 241-4671


                                  DISTRIBUTOR:


                          Provident Distributors, Inc.
                               3200 Horizon Drive
                    King of Prussia, Pennsylvania 19406-0903

                                   CUSTODIAN:


                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286




                                    AUDITORS:

                              Deloitte & Touche LLP

                       350 South Grand Avenue, Suite 2000

                          Los Angeles, California 90071




                                 LEGAL COUNSEL:

                      Paul, Hastings, Janofsky & Walker LLP

                        345 California Street, 29th Floor

                      San Francisco, California 94104-2635

                            METROPOLITAN WEST FUNDS

                            [METROPOLITAN WEST LOGO]
                            ------------------------


                    TOTAL RETURN BOND FUND - CLASS M SHARES


                    LOW DURATION BOND FUND - CLASS M SHARES


                  SHORT-TERM INVESTMENT FUND - CLASS M SHARES

                               ALPHATRAK 500 FUND

                            ------------------------

                                   PROSPECTUS


                                 JULY 31, 2000


                 This prospectus contains essential information
              for anyone considering an investment in these Funds.
               Please read this document carefully and retain it
                             for future reference.

                     THE SECURITIES AND EXCHANGE COMMISSION
                HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES
          OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            IT IS A CRIMINAL OFFENSE TO STATE OR SUGGEST OTHERWISE.

                            ------------------------

                    METROPOLITAN WEST ASSET MANAGEMENT, LLC
                               Investment Adviser
                            ------------------------

             For any additional information or questions regarding
            information contained herein, please call (800) 241-4671
                                www.mwamllc.com

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY AND FUND EXPENSES.......................    3
  Total Return Bond Fund....................................    3
  Low Duration Bond Fund....................................    6
  Short-Term Investment Fund................................    9
  AlphaTrak 500 Fund........................................   11
FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES
  AND RISKS.................................................   14
  General...................................................   14
  Duration..................................................   14
  Portfolio Turnover........................................   14
  Risks of Investing in Emerging Market and Other Foreign
     Securities.............................................   14
  Risks of Investing in Fixed-Income Securities.............   14
  Risks of Using Certain Derivatives........................   15
  Risks of Other Investment Techniques......................   15
ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS.................   16
  Low Duration Assets.......................................   16
  Enhanced Equity Index Assets..............................   17
ORGANIZATION AND MANAGEMENT.................................   18
  The Adviser...............................................   18
  Portfolio Managers........................................   18
  Management Fees and Other Expenses........................   18
  The Transfer Agent and Administrator......................   19
  The Distributor...........................................   19
  Other Share Classes.......................................   19
HOW TO PURCHASE SHARES......................................   20
  Regular Purchases.........................................   20
  By Payment In Kind........................................   20
  By Automatic Investment Plan..............................   20
  Purchases Through An Investment Broker or Dealer..........   20
  Net Asset Value...........................................   21
HOW TO REDEEM SHARES........................................   21
  Regular Redemptions.......................................   21
  Exchanges of Shares.......................................   21
  Systematic Withdrawal Plan................................   21
  Telephone Transactions....................................   22
  Payments..................................................   22
  Redemptions of Small Accounts.............................   22
  Withholdings; Reporting...................................   22
  Reports to Shareholders...................................   22
DIVIDENDS AND TAX STATUS....................................   23
FINANCIAL HIGHLIGHTS........................................   24


THIS PROSPECTUS DESCRIBES ONLY THE CLASS M SHARES OF THE TOTAL RETURN BOND FUND AND THE LOW DURATION BOND FUND. METROPOLITAN WEST FUNDS ALSO OFFERS CLASS I SHARES OF THESE FUNDS WITH DIFFERENT FEES AND EXPENSES IN A SEPARATE PROSPECTUS. SHARES OF THE SHORT-TERM INVESTMENT FUND ARE NOT CURRENTLY AVAILABLE FOR PURCHASE. THE ALPHATRAK 500 FUND'S SHARES ARE UNDESIGNATED.

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- TOTAL RETURN BOND FUND

OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from two to fifteen years. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.


Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody's Investors Service ("Moody's") or BBB- by Standard & Poor's Rating Group ("S&P") and Fitch Investors Services, Inc. ("Fitch"), or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies), including emerging market foreign securities.


PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund like the LOW DURATION BOND FUND.

The values of the Fund's investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- TOTAL RETURN BOND FUND


The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment grade bonds.


Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                           YEAR-BY-YEAR TOTAL RETURNS
BAR GRAPH

1998                                                                             9.93
1999                                                                             1.72


During the period covered by this bar chart, the Fund's highest quarterly return was +3.10% for the quarter ended December 31, 1998 and the lowest quarterly return was -0.23% for the quarter ended June 30, 1999. The year-to-date total return as of June 30, 2000 was +3.48%.



AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                           One       Since       Performance
                                                          Year     Inception      Inception
                                                          -----    ---------    --------------
Total Return Bond Fund..................................  +1.72%     +8.47%     March 31, 1997
Lehman Brothers Aggregate Bond Index....................  -0.83%     +6.48%     March 31, 1997

FEES AND EXPENSES -- TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


ANNUAL FUND OPERATING EXPENSES -- CLASS M


(FEES PAID FROM FUND ASSETS)



Management Fees.............................................  0.35%
Rule 12b-1 Expenses(1)......................................  0.21%
Other Expenses..............................................  0.42%
                                                              ----
          Total Annual Fund Operating Expenses..............  0.98%
                                                              ====
Fee Reduction and/or Expense Reimbursement(2)...............  0.33%
          Net Expenses......................................  0.65%


---------------


(1) The Fund previously adopted a Rule 12b-1 plan but fees were not charged to the Fund under this plan until April 1, 2000. Although the plan allows for payments up to 0.25%, the Adviser has undertaken to limit the 12b-1 expenses to 0.21% for the current fiscal year.



(2) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.65%. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.


EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1                    3            5           10
        Year                 Years        Years        Years
---------------------        -----        -----        -----
         $66                 $208         $362         $810

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- LOW DURATION BOND FUND

OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.


Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below highly rated securities but rated at least investment grade by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Up to 10% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund such as the TOTAL RETURN BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value.

The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- LOW DURATION BOND FUND


The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged index of all U.S. Treasury securities with maturities of 1-3 years.


Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                           YEAR-BY-YEAR TOTAL RETURNS
BAR GRAPH

1998                                                                             6.68
----                                                                             ----
1999                                                                             6.23


During the period covered by this total return chart, the Fund's highest quarterly return was +2.48% for the quarter ended December 31, 1998 and the lowest quarterly return was +0.32% for the quarter ended September 30, 1998. The year-to-date total return as of June 30, 2000 was +3.06%.



AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                           One       Since       Performance
                                                          Year     Inception      Inception
                                                          -----    ---------    --------------
Low Duration Bond Fund..................................  +6.23%     +7.19%     March 31, 1997
Merrill Lynch 1-3 Year U.S. Treasury Index..............  +3.06%     +5.82%     March 31, 1997

FEES AND EXPENSES -- LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


ANNUAL FUND OPERATING EXPENSES -- CLASS M


(FEES PAID FROM FUND ASSETS)



Management Fees.............................................    0.30%
Rule 12b-1 Expenses(1)......................................    0.19%
Other Expenses..............................................    0.22%
                                                                ----
          Total Annual Fund Operating Expenses..............    0.71%
                                                                ====
Fee Reduction and/or Expense Reimbursement(2)...............    0.13%
          Net Expenses......................................    0.58%


---------------


(1) The Fund previously adopted a Rule 12b-1 plan but fees were not charged to the Fund under this plan until April 1, 2000. Although the plan allows for payments up to 0.25%, the Adviser has undertaken to limit the 12b-1 expenses to 0.19% for the current fiscal year.



(2) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.58%. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.


EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1            3            5           10
Year        Year         Year         Year
----        -----        -----        -----
$59         $186         $324         $726

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- SHORT-TERM INVESTMENT FUND

SHARES OF THE SHORT-TERM INVESTMENT FUND ARE NOT CURRENTLY AVAILABLE FOR
PURCHASE.

OBJECTIVE

The SHORT-TERM INVESTMENT FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to one year. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The Fund's dollar-weighted average portfolio maturity will normally exceed one year. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below highly rated securities but rated at least investment grade by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Up to 10% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display relatively lower changes in value, return and risk of loss than the longer duration TOTAL RETURN BOND FUND and LOW DURATION BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- SHORT-TERM INVESTMENT FUND

Fund performance results have not been provided because the SHORT-TERM INVESTMENT FUND has not yet commenced operations.

FEES AND EXPENSES -- SHORT-TERM INVESTMENT FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


ANNUAL FUND OPERATING EXPENSES -- CLASS M
(FEES PAID FROM FUND ASSETS)



Management Fees.............................................    0.25%
Rule 12b-1 Expenses(1)......................................    0.16%
Other Expenses..............................................    0.50%
                                                                ----
          Total Annual Fund Operating Expenses..............    0.91%
                                                                ====
Fee Reduction and/or Expense Reimbursement(2)...............    0.41%
          Net Expenses......................................    0.50%


---------------

(1) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan for this Fund because it has not yet commenced operations.



(2) Expenses are estimates only. The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.50%. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.


EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1            3
Year        Years
----        -----
$51         $160

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- ALPHATRAK 500 FUND

OBJECTIVE

The ALPHATRAK 500 FUND seeks to achieve a total return that exceeds the total return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an enhanced S&P 500 Index fund that combines non-leveraged investments in S&P 500 Index futures with a fixed-income portfolio. The Adviser will actively manage the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund's return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index.

Under normal market conditions, the Fund will invest in S&P 500 Index futures contracts with a contractual or "notional" value substantially equal to the Fund's total assets. The Fund will need to make margin deposits with futures commission merchants (broker-dealers for futures contracts) with a total value equal to approximately 4-5% of the notional value of the futures contracts and invest the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The Fund's dollar-weighted average maturity is normally expected to exceed three years. The Fund's portfolio may include bonds, notes, mortgage-related and asset-backed securities and money-market securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 85% of its net assets in debt instruments rated at least investment grade or debt securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 15% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

The Fund is not designed for investors that are sensitive to taxable gains. This Fund will recognize most gains, if any, in each taxable year and is most suitable for tax-deferred or non-taxable investors such as IRAs and employee benefit plans.

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value. The Fund is neither sponsored by, nor affiliated with, Standard & Poor's.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically experience the same changes in value and risk of loss as the general stock market reflected in the S&P 500 Index.

The ability of the Fund to match or exceed the performance of the S&P 500 Index will depend on whether the performance of its fixed-income portfolio exceeds the costs of investing in S&P 500 Index futures contracts and the Fund's other fees and expenses. Although S&P 500 Index derivatives are used by many investors, which generally results in a liquid market for those instruments, from time to time liquidity may be limited. Limited liquidity could adversely affect the Fund and prevent it from closing an unfavorable position while remaining obligated to meet increasing margin requirements. The Fund could lose the entire amount invested in these futures. The Fund could also face potentially unlimited losses from other types of futures and derivatives.

The values of the Fund's fixed-income investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments in debt securities may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- ALPHATRAK 500 FUND


The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing the performance of the Fund during its first complete calendar year of operations. The bar chart will show changes in the year-to-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Standard & Poor's 500 Index, an unmanaged index of the common stocks of 500 large U.S. companies.



Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.


                           YEAR-BY-YEAR TOTAL RETURNS
BAR GRAPH

1999                                                                             22.54
----                                                                             -----


During the period covered by this bar chart, the Fund's highest quarterly return was +15.09% for the quarter ended December 31, 1999 and the lowest quarterly return was -6.07% for the quarter ended September 30, 1999. The year-to-date total return as of June 30, 2000 was -0.28%.



AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                           One        Since       Performance
                                                           Year     Inception      Inception
                                                          ------    ---------    -------------
AlphaTrak 500 Fund......................................  +22.54%    +22.50%     June 29, 1998
S&P 500 Index...........................................  +21.05%    +20.05%     June 29, 1998

FEES AND EXPENSES -- ALPHATRAK 500 FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)


Management Fees(1)..........................................  0.46%
Rule 12b-1 Expenses(2)......................................  None
Other Expenses..............................................  1.13%
                                                              ----
          Total Annual Fund Operating Expenses..............  1.59%
                                                              ====
Fee Reduction and/or Expense Reimbursement(3)...............  0.93%
          Net Expenses(3)...................................  0.66%


---------------

(1) The management fee paid to the Adviser for providing services to the Fund consists of a basic annual fee of 0.35% of the Fund's average net assets and a performance adjustment, resulting in a minimum fee of 0% and a maximum fee of 0.70%.

(2) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan.

(3) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses and to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.90% by limiting "other expenses" to 0.20% and assuming the maximum management fee. This contract has a one-year term, renewable at the end of each fiscal year. Assuming the amount of other expenses and fee reduction and/or expense reimbursement shown above, net expenses would have been 0.20% assuming the minimum management fee, 0.55% assuming the basic fee and 0.90% assuming the maximum management fee.

EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1            3            5           10
Year        Years        Years        Years
----        -----        -----        -----
$67         $211         $368         $822

--------------------------------------------------------------------------------
                           FURTHER INFORMATION ABOUT
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used to determine the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see "Investment Objectives and Policies -- Duration" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See "Financial Highlights" for past turnover rates.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Other than the risks presented for the ALPHATRAK 500 FUND from its use of futures, the Funds are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

RISKS OF USING CERTAIN DERIVATIVES


Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.


RISKS OF OTHER INVESTMENT TECHNIQUES


The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. A Fund will not make total short sales exceeding 25% of the value of that Fund's assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

--------------------------------------------------------------------------------
                  ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS
--------------------------------------------------------------------------------

LOW DURATION ASSETS

Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for at least six investment advisory accounts (the "Low Duration Accounts"), during the period August 1, 1996 through December 31, 1996, utilizing the specific investment approach specified for the LOW DURATION BOND FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Low Duration Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the LOW DURATION BOND FUND. The Low Duration Accounts were not subject to the same types of expenses to which the LOW DURATION BOND FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the LOW DURATION BOND FUND by the Investment Company Act of 1940, as amended. From May 18, 1993 through July 31, 1996 performance data is for the Hotchkis and Wiley Low Duration Bond Fund that Tad Rivelle and Laird Landmann, now Managing Director-Chief Investment Officer and Managing Director of the Adviser, respectively, personally managed in their capacities as principals and Co-Directors of Fixed Income for Hotchkis and Wiley. The Low Duration Accounts and the Hotchkis and Wiley Low Duration Bond Fund are collectively called the "Low Duration Assets." The Low Duration Assets have been managed with investment objectives and investment policies and strategies substantially similar to those to be employed by Mr. Rivelle and Mr. Landmann in managing the LOW DURATION BOND FUND. The results presented are not intended to predict or suggest the return to be experienced by the LOW DURATION BOND FUND or the return an investor might achieve by investing in the LOW DURATION BOND FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the LOW DURATION BOND FUND.

                      TOTAL RETURN OF LOW DURATION ASSETS
--------------------------------------------------------------------------------

                                                                                                YEAR ENDED DECEMBER 31,
                                        1996        AUGUST 1, 1996 --     JANUARY 1, 1996 --    -----------------------
                                     (FULL YEAR)    DECEMBER 31, 1996*      JULY 31, 1996       1995     1994    1993**
                                     -----------    ------------------    ------------------    -----    ----    ------
Low Duration Assets
Performance Record.................     6.67%              3.89%                 2.68%          12.75%   5.23%    7.14%
Merrill Lynch 1-3 Year U.S.
Treasury Index.....................     4.98%              3.19%                 1.75%          11.00%   0.57%    2.62%
-----------------------------------------------------------------------------------------------------------------------

 * Performance results for this period are for Low Duration Accounts which Mr. Rivelle and Mr. Landmann personally managed for Metropolitan West Securities, Inc., an affiliate of the Adviser, while the Adviser was in formation.

** From May 18, 1993

Please read the following important notes concerning the Low Duration Assets.

1. Performance before August 1, 1996 was calculated using the standard total return formula required by the Securities and Exchange Commission ("SEC") for all mutual funds.

2. The results for the Low Duration Accounts reflect both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

3. Annual rate of return for the Low Duration Accounts is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Low Duration Accounts.

4. The Merrill Lynch 1-3 year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of 1 to 3 years. The U.S. Treasury securities included in this Index will differ substantially from the securities in the Low Duration Fund.

ENHANCED EQUITY INDEX ASSETS

Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for one investment advisory account (the "Enhanced Equity Index Account") during the period September 30, 1997 through May 31, 1998, utilizing the specific investment approach specified for the ALPHATRAK 500 FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Enhanced Equity Index Account constituted the only account managed by the Adviser that has an identical or substantially similar investment objective or investment approach as the ALPHATRAK 500 FUND. The Enhanced Equity Index Account was not subject to the same types of expenses to which the ALPHATRAK 500 FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the ALPHATRAK 500 FUND by the Investment Company Act of 1940, as amended. The performance of the Enhanced Equity Index Account may have been adversely affected had it been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the ALPHATRAK 500 FUND or the return an investor might achieve by investing in the ALPHATRAK 500 FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the ALPHATRAK 500 FUND.

                 TOTAL RETURN OF ENHANCED EQUITY INDEX ACCOUNT
--------------------------------------------------------------------------------

                                                        SINCE INCEPTION
                                                     (SEPTEMBER 30, 1997 TO    JANUARY 1, 1998 TO    SEPTEMBER 30, 1997 TO
                                                         MAY 31, 1998)            MAY 31, 1998         DECEMBER 31, 1997
                                                     ----------------------    ------------------    ---------------------
Enhanced Equity Index Account
Performance Record.................................          17.12%                  13.48%                  3.20%
S&P 500 Index......................................          16.26%                  13.02%                  2.87%
--------------------------------------------------------------------------------------------------------------------------

Please read the following important notes concerning the Enhanced Equity Index Account.

1. The results for the Enhanced Equity Index Account reflects both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

2. Annual rate of return for the Enhanced Equity Index Account is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Enhanced Equity Index Account.

3. See "RISK/RETURN SUMMARY AND FUND EXPENSES -- ALPHATRAK 500 FUND" for a description of the S&P 500 Index.

Special Note Concerning Adviser Investment Returns: Investors should note that the Funds will compute and disclose their average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Funds be net of advisory fees as well as all other applicable Fund operating expenses. Performance was calculated on a trade date basis.

--------------------------------------------------------------------------------
                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISER


Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $8 billion of fixed-income investments as of June 30, 2000 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, Inc. ("MWF"), a registered investment adviser. MWF's affiliate, Metropolitan West Securities, Inc. ("MWS"), has managed fixed-income investments since 1992. MWS managed approximately $26 billion for its clients as of June 30, 2000.


PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information for the past five years.

SCOTT B. DUBCHANSKY has been the Chief Executive Officer of the Adviser since August 1996. From August 1992 through August 1996, Mr. Dubchansky was a Senior Vice President of Donaldson Lufkin & Jenrette in the Fixed Income Division. Prior to August 1992, Mr. Dubchansky was Senior Vice President, fixed income sales at Kidder Peabody and responsible for fixed income sales to institutional clients. Mr. Dubchansky, together with Mr. Rivelle, manages the SHORT-TERM INVESTMENT FUND.

STEPHEN KANE, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California. Mr. Kane, together with Messrs. Landmann and Rivelle, manages the TOTAL RETURN BOND FUND and the ALPHATRAK 500 FUND.

LAIRD R. LANDMANN has been a Managing Director and portfolio manager with the Adviser since August 1996. From November 1992 until July 1996, Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Landmann, together with Messrs. Kane and Rivelle, manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND.

TAD RIVELLE has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle, together with Messrs. Kane and Landmann, manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND. Mr. Rivelle, together with Mr. Dubchansky, also manages the SHORT-TERM INVESTMENT FUND.


BRIAN H. LOO, CFA has been a portfolio manager and analyst with the Adviser since August 1996. From June 1996 until July 1996, Mr. Loo worked as an analyst with Hotchkis and Wiley. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University). Mr. Loo, together with Messrs. Kane, Landmann and Rivelle, manages the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.


MANAGEMENT FEES AND OTHER EXPENSES


Advisory Fees. Under the Investment Advisory Agreement relating to all share classes of the TOTAL RETURN BOND FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .35% of the Fund's average daily net assets.



Under the Investment Advisory Agreement relating to all shares classes of the LOW DURATION BOND FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .30% of the Fund's average daily net assets.



Under the Investment Advisory Agreement relating to all share classes of the SHORT-TERM INVESTMENT FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .25% of the Fund's average daily net assets.


Under the Investment Advisory Agreement relating to the ALPHATRAK 500 FUND, the Trust pays the Adviser a basic fee of .35% of the Fund's average daily net assets. The basic fee may be adjusted upward or downward (by up to .35% of the Fund's average daily net assets), depending on whether and to what extent, the investment performance of the AlphaTrak 500 Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index over the same period. The performance period consists of the prior three calendar months. Each .10% of difference of the Fund's performance compared to the performance of the S&P 500 Index plus 1.00% is multiplied by a performance adjustment of .035%, up to a maximum adjustment of .35% (as an annual rate). Thus, an annual excess performance difference of 2.00% or more between the Fund and the S&P 500 Index would result in an annual maximum performance adjustment of .35%. This formula requires that the Fund's performance exceed the performance of the S&P 500 Index by at least 1.00% before any upward adjustment is made to the basic fee. The Fund's performance may still exceed the S&P 500 Index's performance (but by less than 1.00%) and a reduction in the basic fee would occur.

Here are examples of how the adjustment would work (using annual rates):

ALPHATRAK 500 FUND   S&P 500   BASIC              TOTAL ADV.
(BEFORE ADV. FEE)     INDEX     FEE    FEE ADJ.      FEE
------------------   -------   -----   --------   ----------
       8.00%           8.00%   .35%     (.35)%         0%
       9.00%           8.00%   .35%         0%       .35%
       9.50%           8.00%   .35%       .18%       .53%
      -8.00%         -10.00%   .35%       .35%       .70%

The Fund's performance is calculated based on its net asset value per share after expenses but before the advisory fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The performance record for the S&P 500 Index is based on the change in value of that index, and is adjusted for any cash distributions from the companies whose securities comprise the S&P 500 Index.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the S&P 500 Index, the controlling factor (regarding the adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of the S&P 500 Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The advisory fee and any adjustment are calculated once per month (but accrued daily based on the prior adjustment) and the entire advisory fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by the Fund that is higher than lower current performance would otherwise produce.

The Investment Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not recoup amounts that would make a Fund's total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or "12b-1 Plan" under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed .25% of its average net assets annually (all of which may be for service fees). Currently, the Board of Trustees of the Funds is waiving a portion of these fees for the Total Return Bond Fund and the Low Duration Bond Fund. The Adviser has contractually agreed, through March 31, 2001, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.


THE TRANSFER AGENT AND ADMINISTRATOR



PFPC Inc. ("PFPC") serves as transfer agent and administrator to the Trust pursuant to a Services Agreement and also provides accounting and certain custody services. The business address of PFPC is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.



THE DISTRIBUTOR



Provident Distributors, Inc. ("PDI"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.



OTHER SHARE CLASSES



The Total Return Bond Fund and Low Duration Bond Fund also offer Class I shares. The Short-Term Investment Fund has designated a Class M and Class I. However, these shares are not currently available for purchase. Class I shares have different expenses which will result in different performance than Class M shares. Shares of both classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class. The AlphaTrak 500 Fund's shares are not designated as Class M or Class I. They remain undesignated.

--------------------------------------------------------------------------------
                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

REGULAR PURCHASES


The minimum initial investment in each Fund is $5,000. For retirement plan investments the initial minimum is $1,000. There are no minimums for subsequent investments. The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirement if you invest through certain fund networks or other financial intermediaries. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary will apply. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.


      Wire to: Boston Safe Deposit & Trust
      ABA No. 01-10-01234 for PFPC
      Account No. 011835
      Credit: (Name of Fund)
      FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

      Metropolitan West Funds
      c/o PFPC, Inc.
      211 South Gulph Road
      P.O. Box 61767
      King of Prussia, Pennsylvania 19406

You may also purchase shares by sending a check payable to Metropolitan West Funds, together with the application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased for your account at the net asset value next determined after receipt by the Transfer Agent, or an authorized sub-agent, of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.


The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.



Inquiries about your account should be directed to Metropolitan West Funds, c/o PFPC Inc., P.O. Box 61767, King of Prussia, PA 19406.


The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.


BY AUTOMATIC INVESTMENT PLAN



Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund or Funds designated on the enclosed Account Application. The Funds may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Funds at (800) 241-4671.


PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER


You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that banks are open for business and the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                              HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REGULAR REDEMPTIONS


You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o the Transfer Agent, the address is: 211 South Gulph Road, P.O. Box 61767, King of Prussia, Pennsylvania 19406.


The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.


If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent's records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).


Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance by calling (800) 241-4671.


Redemptions will be processed only on a day during which the New York Stock Exchange and banks are open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.


EXCHANGES OF SHARES


You are permitted to exchange your Class M shares in a Fund for Class M shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. Shares subject to an exchange must have a current value of at least $1,000. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.



SYSTEMATIC WITHDRAWAL PLAN



If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis. You may establish this Plan by completing the appropriate section on the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning this Plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.


If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.


The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonably procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF SMALL ACCOUNTS


The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $500 as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.


WITHHOLDINGS; REPORTING

The Funds may be required to withhold Federal income tax, at a rate of 31%, from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the Internal Revenue Service (IRS).

REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive quarterly statements of the status of your account reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

--------------------------------------------------------------------------------
                            DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


The Funds (except the ALPHATRAK 500 FUND) expect to declare dividends daily and pay them monthly to shareholders. The ALPHATRAK 500 FUND expects to declare and pay dividends to shareholders quarterly. Dividends on shares of the Funds will normally begin to accrue on the day after the trade date.


Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, are capital gain distributions and are a return of capital.


Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected Per-Share Data                           Total Return                                 Low Duration
For the Year Ended March 31:                        Bond Fund                                   Bond Fund
----------------------------          -------------------------------------       --------------------------------------
                                        2000           1999          1998           2000           1999           1998
                                      --------       --------       -------       --------       --------       --------
Net asset value, beginning of
  period.......................       $  10.53       $  10.49       $ 10.00       $  10.15       $  10.18       $  10.00
Income from Investment
  Operations:
  Net investment income........           0.78           0.71          0.73           0.72           0.66           0.65
  Net realized and unrealized
    gain on investments........          (0.44)          0.19          0.60          (0.11)         (0.02)          0.19
         Total from investment
           operations..........           0.34           0.90          1.33           0.61           0.64           0.84
Less Distributions:
  Dividends from net investment
    income.....................          (0.78)         (0.71)        (0.73)         (0.72)         (0.66)         (0.65)
  Distributions from net
    capital gains or
    investments................          (0.01)         (0.15)        (0.11)         (0.05)         (0.01)         (0.01)
         Total Distributions...          (0.79)         (0.86)        (0.84)         (0.77)         (0.67)         (0.66)
Net asset value, end of
  period.......................       $  10.08       $  10.53       $ 10.49       $   9.99       $  10.15       $  10.18
                                      ========       ========       =======       ========       ========       ========
         Total return (not
           annualized).........           3.39%          8.84%        13.71%          6.22%          6.54%          8.71%
Ratios/Supplemental Data:
  Net assets, end of period (in
    thousands).................       $250,794       $115,233       $24,983       $367,943       $235,337       $135,313
  Ratio of Expenses to Average
    Net Assets:
    Before expense
      reimbursement............           0.77%          0.97%         1.99%          0.66%          0.70%          0.93%
    After expense
      reimbursement............           0.65%          0.65%         0.65%          0.58%          0.58%          0.58%
  Ratio of Net Income to
    Average Net Assets:
    Before expense
      reimbursement............           7.56%          6.60%         6.05%          7.14%          6.49%          6.37%
    After expense
      reimbursement............           7.68%          6.92%         7.39%          7.22%          6.61%          6.72%
  Portfolio turnover rate......            128%           136%          235%           126%            73%           102%

Selected Per-Share Data             AlphaTrak 500
For the Year Ended March 31:             Fund
----------------------------     --------------------
                                  2000         1999*
                                 -------       ------
Net asset value, beginning of
  period.......................  $ 11.40       $10.00
Income from Investment
  Operations:
  Net investment income........     0.63         0.44
  Net realized and unrealized
    gain on investments........     1.43         1.22
         Total from investment
           operations..........     2.06         1.66
Less Distributions:
  Dividends from net investment
    income.....................    (0.70)       (0.26)
  Distributions from net
    capital gains or
    investments................    (0.86)        0.00
         Total Distributions...    (1.56)       (0.26)
Net asset value, end of
  period.......................  $ 11.90       $11.40
                                 =======       ======
         Total return (not
           annualized).........    19.28%       17.28%
Ratios/Supplemental Data:
  Net assets, end of period (in
    thousands).................  $26,931       $8,104
  Ratio of Expenses to Average
    Net Assets:
    Before expense
      reimbursement............     1.59%        3.39%#
    After expense
      reimbursement............     0.66%        0.72%#
  Ratio of Net Income to
    Average Net Assets:
    Before expense
      reimbursement............     5.56%        4.14%#
    After expense
      reimbursement............     6.49%        6.81%#
  Portfolio turnover rate......      280%          74%


---------------


* The ALPHATRAK 500 FUND commenced operations on June 29, 1998.



# Annualized.

[MET WEST LOGO]                 ACCOUNT APPLICATION

--------------------------------------------------------------------------------
  AMOUNT INVESTED ($5,000 MINIMUM)

  FORM OF PAYMENT -- INITIAL INVESTMENT

   [ ] Check enclosed -- payable to:       [ ] Metropolitan West Low Duration Bond Fund,   $ ---------------------------
                                           Class M
                                           [ ] Metropolitan West Total Return Bond Fund,   $ ---------------------------
                                           Class M
                                           [ ] Metropolitan West AlphaTrak 500 Fund        $ ---------------------------
   [ ] By Wire -- Funds were wired on in the amount of                                     $ ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  REGISTRATION (PLEASE PRINT)

  [ ] INDIVIDUAL (Joint ownership with rights of survivorship unless otherwise noted)

--------------------------------------------------------------------------------
  Individual Owner's First Name      Middle Initial   Last Name  Social Security
#

--------------------------------------------------------------------------------
  Joint Owner's First Name           Middle Initial   Last Name  Social Security
#
  [ ] GIFT TO MINORS

--------------------------------------------------------------- Under the
------------------- UGMA/UTMA
  Name of Custodian (one name
only)                                           State

--------------------------------------------------------------------------------
  As Custodian For (one name only)         Minor's Social Security #
  [ ] CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS (Complete Corporate Resolution)
--------------------------------------------------------------------------------
  Tax I.D. #                                Name of Trustee(s)           Date of
Trust

--------------------------------------------------------------------------------
  Name of Corporation, Partnership, Trust or Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

--------------------------------------------------------------------------------
  Street Address & Apt.
#                            City                     State        Zip

  Daytime Phone Number (    )
-------------------------                            Evening Phone Number (    )
-------------------------
  If you have an account in another Metropolitan West Fund registered under the same name as above, please indicate the following:

--------------------------------------------------------------------------------
  Fund Name                      Account Number                      Share Class
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (Please indicate one -- Distributions will be reinvested if no option is checked)
  [ ] Automatic Compounding (dividends & capital gains reinvested in additional shares)
  [ ] Cash Dividends (dividends in cash, capital gains reinvested in additional shares)
  [ ] All Cash (dividends & capital gains in cash)
--------------------------------------------------------------------------------
                                     (over)

--------------------------------------------------------------------------------
  TELEPHONE OPTIONS
  [ ] TELEPHONE REDEMPTION
  I (we) authorize PFPC Inc. ("PFPC") to honor telephone instructions for my
  (our) account. Neither the Fund nor PFPC will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check and complete below if you wish to have redemption proceeds wired to your bank.

--------------------------------------------------------------------------------
  Name of
Bank                                 City                                  State

--------------------------------------------------------------------------------
  Bank Routing Number (nine digits)           Account Number    [ ] Checking   [
] Savings
  [ ] TELEPHONE EXCHANGE -- Permits switching at any time among the mutual funds in the Fund Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN
  [ ] Check box if you want this service.
      To establish a Systematic Withdrawal Plan (SWP), an account must have a current market value of $10,000 or more.
      Additionally, an account must have dividends reinvested.

        [ ] Check box if you want withdrawal sent to address of record.

        [ ] Check box if you want withdrawal sent directly to your bank. Attach a voided check.

  Amount and Frequency of Payments:

  Beginning in ____________________ , ________ , please make payments in the amount of $ __________________
month              year                                                     $100
  minimum

  Payments will be processed on the 25th day of the month in the frequency indicated below:
            [ ] Monthly          [ ] Quarterly          [
  ] Semi-annually          [ ] Annually
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN
  [ ] Check box if you want this service.
      I (We) have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus. I (We) wish to invest on a monthly/quarterly/annual basis, directly from my checking account into the Fund.

      Please attach a voided check. Please designate the amount you would like invested each month/quarter/year $ ____________
                                                                $100 minimum
                [ ] monthly          [ ] quarterly          [ ] yearly  (check
      one)
      To begin on the 10th, 15th, 20th (circle one) of the month.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SIGNATURE AND CERTIFICATION

  Required by Federal tax law to avoid 31% backup withholding: "By signing, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box to the right." Receipt of current prospectus is hereby acknowledged.
                                       [ ] I am subject to backup withholding.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
  Signature         [ ] Owner         [ ] Custodian         [
] Trustee                                                      Date

  Citizen of:        [ ] United States  [ ] Other (Please Indicate)
---------------------------

--------------------------------------------------------------------------------
  Signature of Joint Owner (if applicable)                     Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FOR INVESTMENT DEALER ONLY:

--------------------------------------------------------------------------------
  Firm's Name                               Representative's/Advisor's
Name                            Number

--------------------------------------------------------------------------------
  Branch Address                                           Authorized Signature
--------------------------------------------------------------------------------

Mail completed application to: Metropolitan West Funds
                               c/o PFPC Inc.
                               211 South Gulph Road
                               P.O. Box 61503
                               King of Prussia, PA 19406-0903
                               Telephone: (800) 241-4671

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                            METROPOLITAN WEST FUNDS
                      11766 WILSHIRE BOULEVARD, SUITE 1580
                         LOS ANGELES, CALIFORNIA 90025
                                 (800) 241-4671

You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

     - Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.

Investment Company Act File No. 811-07989

                                    ADVISER:

                    Metropolitan West Asset Management, LLC
                      11766 Wilshire Boulevard, Suite 1580
                         Los Angeles, California 90025
                                 (310) 966-8900
                                www.mwamllc.com

                                TRANSFER AGENT:

                                   PFPC Inc.
                               211 S. Gulph Road
                                 P.O. Box 61767
                    King of Prussia, Pennsylvania 19406-0903
                                 (800) 241-4671

                                  DISTRIBUTOR:

                          Provident Distributors, Inc.
                               3200 Horizon Drive
                    King of Prussia, Pennsylvania 19406-0903

                                   CUSTODIAN:

                              The Bank of New York

                                One Wall Street

                            New York, New York 10286

                                   AUDITORS:

                             Deloitte & Touche LLP

                       350 South Grand Avenue, Suite 200

                         Los Angeles, California 90071

                                 LEGAL COUNSEL:

                     Paul, Hastings, Janofsky & Walker LLP

                       345 California Street, 29th Floor

                      San Francisco, California 94104-2635

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             METROPOLITAN WEST FUNDS
                                 CLASS I SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                 July 31, 2000



         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated July 31, 2000, as supplemented from time to time, with respect to the Class I shares of Metropolitan West Total Return Bond Fund (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund (the "LOW DURATION BOND FUND") and Metropolitan West Short-Term Investment Fund (the "SHORT-TERM INVESTMENT FUND"). Copies of the Prospectus may be obtained at no charge by writing to Metropolitan West Funds, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025. In this Statement of Additional Information, the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND, and the SHORT-TERM INVESTMENT FUND may be referred to collectively as the "Funds" or individually as a "Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds. Each Fund is a separate, diversified series of Metropolitan West Funds (the "Trust"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2000, including the Auditors' Report dated May 5, 2000. Copies of the Funds' Annual and Semiannual Reports to shareholders are available, upon request, by calling (800) 241-4671, or by writing to Metropolitan West Funds, 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025.

                                TABLE OF CONTENTS



THE TRUST...................................................................................................................Page B-3

INVESTMENT OBJECTIVES AND POLICIES..........................................................................................Page B-3
         INVESTMENT RESTRICTIONS............................................................................................Page B-3

SECURITIES AND TECHNIQUES USED BY THE FUNDS.................................................................................Page B-4
         GENERAL............................................................................................................Page B-4
         CREDIT RATINGS.....................................................................................................Page B-4
         DURATION...........................................................................................................Page B-4
         REPURCHASE AGREEMENTS..............................................................................................Page B-5
         REVERSE REPURCHASE AGREEMENTS......................................................................................Page B-6
         U.S. GOVERNMENT SECURITIES.........................................................................................Page B-6
         CORPORATE DEBT AND OTHER OBLIGATIONS...............................................................................Page B-6
         CONVERTIBLE SECURITIES.............................................................................................Page B-7
         LOANS OF PORTFOLIO SECURITIES......................................................................................Page B-7
         WHEN-ISSUED SECURITIES.............................................................................................Page B-7
         SHORT SALES........................................................................................................Page B-8
         MORTGAGE-RELATED SECURITIES........................................................................................Page B-8
         ASSET-BACKED SECURITIES...........................................................................................Page B-11
         RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED
                  AND ASSET-BACKED SECURITIES..............................................................................Page B-11
         DERIVATIVE INSTRUMENTS............................................................................................Page B-11
         FOREIGN SECURITIES................................................................................................Page B-18
         RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES.......................................................Page B-19
         ILLIQUID SECURITIES...............................................................................................Page B-19
         BORROWING.........................................................................................................Page B-20

MANAGEMENT.................................................................................................................Page B-20
         TRUSTEES AND OFFICERS.............................................................................................Page B-20
         CODE OF ETHICS....................................................................................................Page B-22
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................Page B-22
         PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................Page B-23


                                    Page B-1

         INVESTMENT ADVISORY SERVICES......................................................................................Page B-23
         ADMINISTRATOR.....................................................................................................Page B-24
         CUSTODIAN AND TRANSFER AGENT......................................................................................Page B-24
         DISTRIBUTOR.......................................................................................................Page B-24

NET ASSET VALUE............................................................................................................Page B-25

REDEMPTION IN KIND.........................................................................................................Page B-25

DIVIDENDS AND TAX STATUS...................................................................................................Page B-26

PERFORMANCE INFORMATION....................................................................................................Page B-27

FURTHER INFORMATION ABOUT THE TRUST........................................................................................Page B-29

ADDITIONAL INFORMATION.....................................................................................................Page B-29
         LEGAL OPINION.....................................................................................................Page B-29
         AUDITORS..........................................................................................................Page B-29
         LICENSE TO USE NAME...............................................................................................Page B-29
         OTHER INFORMATION.................................................................................................Page B-29

FINANCIAL STATEMENTS.......................................................................................................Page B-30

APPENDIX -- DESCRIPTION OF RATINGS.........................................................................................Page B-31



                                    Page B-2

                                    THE TRUST

         The Trust was organized on December 9, 1996 as a Delaware business trust. The Trust is a diversified open-end, management investment company currently consisting of four separate series, including the Funds, each of which has separate assets and liabilities. Each Fund other than the AlphaTrak 500 Fund has two classes of shares of beneficial interest, with a par value of $0.01 per share, including the Class I shares which are the subject of this Statement of Additional Information. The Trust's Board of Trustees decides matters of general policy and reviews the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is described in the Prospectus.

         The portfolio, and strategies with respect to the composition of each Fund, are described in the Prospectus.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Except as noted, no Fund may:

         1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities") or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

         2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         2. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of at least 300%.

         3. Purchase any security (other than U.S. Government securities) if as a result of that purchase, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

         4. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         5. Make investments for the purpose of exercising control or management.

         6. Participate on a joint or joint and several basis in any trading account in securities, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission permitting such account.



                                    Page B-3

         7. Invest in commodities, except that the Fund may invest in futures contracts or options on futures contracts (a) for bona fide hedging purposes within the meaning of regulations of the Commodity Futures Trading Commission ("CFTC"), or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts (excluding in-the-money amounts). (THIS EXCEPTION IS AN OPERATING POLICY THAT MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, CONSISTENT WITH APPLICABLE REGULATIONS.)

         In addition, the Trust has adopted the following non-fundamental policies so that no Fund will: (a) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs; (b) invest more than 15% of its net assets in illiquid securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act"), that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees; and (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this Statement of Additional Information, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates.


                   SECURITIES AND TECHNIQUES USED BY THE FUNDS

         The following provides more detailed information about securities and techniques used by the Funds and the risks associated with them.

GENERAL

         The Funds will attempt to achieve their objectives by investing in the following types of securities that may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage- and other asset-backed securities, including CMOs and REMICs (see "Mortgage Related Securities"); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) bank certificates of deposit; (ix) fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xii) preferred equity securities;
(xiii) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xiv) obligations of international agencies (such as the Agency for International Development) or supranational entities; and (xv) privately placed and Rule 144A securities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid.

         Because each Fund may invest up to 25% of its total assets in money market mutual funds or mutual funds that invest in stocks, investors should know that a Fund would pay the additional fees and expenses of a mutual fund investment. This would result in an additional layer of management fees and expenses for shareholders in a Fund.

CREDIT RATINGS

         The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds."

         After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

DURATION

         In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security on a present value basis. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration



                                    Page B-4
takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

         For any fixed-income security with interest payments occurring before the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.

         Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         Assuming an expected average duration of .75 years for the SHORT-TERM INVESTMENT FUND, a 1% decline in interest rates would cause the Fund to gain
 .75% in value; likewise, a 1% rise in interest would produce a decline of .75% in the Fund's value. Assuming an expected average duration of 2 years for the LOW DURATION BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's value. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements involving U.S. Government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

         A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the



                                    Page B-5
value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

REVERSE REPURCHASE AGREEMENTS

         The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

U.S. GOVERNMENT SECURITIES

         The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government securities also include securities issued or guaranteed by U.S. Government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, Student Loan Marketing Association. Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

         Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion under "Mortgage-Related Securities."

         The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT AND OTHER OBLIGATIONS

         The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

         The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

         The Funds may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts.



                                    Page B-6

However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

         The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities of domestic or foreign issuers, that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.

LOANS OF PORTFOLIO SECURITIES


         For the purpose of achieving income, a Fund may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from such loans.


WHEN-ISSUED SECURITIES

         The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it



                                    Page B-7
will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES

         If a Fund anticipates that the price of a security will decline, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

         Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         A Fund may not make short sales of securities or maintain a short position if more than 25% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

MORTGAGE-RELATED SECURITIES

         The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds. CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

         MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.



                                    Page B-8

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.

         COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs, including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.

         The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

         ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

         Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which



                                    Page B-9
is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

         CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMRS") are derivative multi- class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

         INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater,



                                   Page B-10
will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

         The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DERIVATIVE INSTRUMENTS

         In addition to the asset-backed securities and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize certain other financial instruments with performance derived from the performance of an underlying asset ("derivatives"). The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indices. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets (including net proceeds from purchases and redemptions of Fund shares that have not settled but are expected to timely settle in the usual way), marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund's ability to successfully utilize these instruments may depend in part on the Adviser's ability to forecast correctly the movement of interest rates and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility.

         The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency


                                   Page B-11
on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies.

         OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.



                                   Page B-12

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a "commodity pool" and the Adviser being deemed a "commodity pool operator." Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under "Limitations on Use of Futures and Futures Options."

         The Funds generally will use futures for hedging purposes only. With respect to hedging transactions, for example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is "in the money."


         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds generally will enter into positions in futures contracts and related options only for hedging purposes. With respect to positions in futures and related options that do not constitute hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures




                                   Page B-13
contract that is the subject of the option. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.


         When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Dividends and Tax Status."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.



                                   Page B-14

For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company


                                   Page B-15
subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreements must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS: The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets.

         The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

         Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing



                                   Page B-16
transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

         A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs



                                   Page B-17
of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN SECURITIES

         Each Fund has the right to invest in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

         Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

         The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

         From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

         The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

         The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging market sovereign credit analysis includes an



                                   Page B-18
evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.

RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES

         Lower-rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading.

         The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value.

         Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.



                                   Page B-19

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

         Each Fund may borrow for temporary, emergency or investment purposes up to 10% of its total assets. This borrowing may be unsecured. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust are:

                                    YEAR    POSITION
NAME AND ADDRESS                    BORN    WITH THE TRUST             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    ----    --------------             --------------------------------------------

Scott B. Dubchansky*                1960    Chairman,                  Mr. Dubchansky has been the Chief Executive Officer
11766 Wilshire Blvd., Suite 1580            President and              of the Adviser since August 1996. From August 1992 through
Los Angeles, CA  90025                      Chief Executive            August 1996, Mr. Dubchansky was a Senior Vice President of
                                            Officer                    Donaldson Lufkin & Jenrette in the Fixed Income
                                                                       division. Prior to August 1992, Mr. Dubchansky was
                                                                       Senior Vice President, fixed income sales at Kidder
                                                                       Peabody and responsible for fixed income sales to
                                                                       institutional clients.

Laird R. Landmann*                  1964    Trustee                    Mr. Landmann has been a Managing Director and portfolio
11766 Wilshire Blvd., Suite 1580                                       manager with the Adviser since August 1996. From
Los Angeles, CA  90025                                                 November 1992 until July 1996 Mr. Landmann was a
                                                                       principal and Co-Director of Fixed Income with
                                                                       Hotchkis and Wiley in Los Angeles. Before then, he
                                                                       was a portfolio manager with PIMCO in Newport Beach,
                                                                       California.

Keith T. Holmes*                    1952    Trustee                    Mr. Holmes has been a partner of the law firm King, Purtich,
2121 Avenue of the Stars,                                              Holmes, Paterno & Berliner (and its predecessor firm King,
22nd Floor                                                             Purtich & Holmes) since 1992.  Mr. Holmes
Los Angeles, CA 90067                                                  practices corporate finance and real estate law.  Mr.
                                                                       Holmes' firm has performed legal services for the
                                                                       Adviser and its affiliates.

Martin Luther King III              1957    Trustee                    Since 1980, Mr. King has been engaged as an independent
P.O. Box 50608                                                         motivational lecturer.  From January 1987 until November
Atlanta, GA 30314                                                      1993, Mr. King was County Commissioner for Fulton County
                                                                       in Atlanta, Georgia.

                                   Page B-20

James M. Lippman                    1957    Trustee                    Since 1990, Mr. Lippman has been the President of JRK
11766 Wilshire Boulevard                                               Asset Management, Inc., a real estate firm that is primarily
Los Angeles, CA 90025                                                  engaged in owning and operating multi-family and hotel
                                                                       properties. From 1990 to 1993, Mr.Lippman was Managing
                                                                       Director of The Signature Group, a real estate
                                                                       investment fund.

Daniel D. Villanueva                1937    Trustee                    Mr. Villanueva is the Chairman and Managing Director of
1999 Avenue of the Stars,                                              Bastion Capital Corporation (investments).
No. 2960
Los Angeles, CA 90067


Lara Mulpagano                      1969    Secretary and              Since 1996, Ms. Mulpagano has been a Vice President and
11766 Wilshire Blvd., Suite 1580            Treasurer                  Assistant Portfolio Manager for the Adviser.  From 1993 to
Los Angeles, CA  90025                                                 1996, she was an Assistant Portfolio Manager for the
                                                                       fixed-income department of Hotchkis & Wiley. From
                                                                       1991 to 1993, she was a research assistant at Pacific
                                                                       Investment Management Company (PIMCO).

Arlana Williams                     1972    Assistant Treasurer &      Since 1998, Ms. Williams has been a mutual fund manager
11766  Wilshire Blvd., Suite 1580           Principal Accounting       for the Adviser.  From 1995 to 1997, she was a Senior
Los Angeles, CA  90025                      and Financial Officer      Accountant with Ernst & Young LLP.  From 1994 to 1995,
                                                                       She was an accountant with Coopers & Lybrand LLP.


James E. Menvielle                  1972    Assistant Treasurer        Since 1998, Mr. Menvielle has been the Assistant Controller
11766 Wilshire Blvd., Suite 1580                                       for the Adviser.  From 1995 to 1998, he was a Senior
Los Angeles, CA  90025                                                  Accountant with Deloitte & Touche LLP.

-------------------

* "Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Adviser.

         The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees receive an annual retainer of $6,000 and $1,500 for each meeting of the Board of Trustees attended for the fiscal year ended March 31, 2000. The same fees will be paid for the fiscal year ending March 31, 2001. Mr. Holmes will also be compensated according to this schedule. Mr. Holmes is not a disinterested Trustee because he provides legal services to the Adviser and its affiliates.

         The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2000 is set forth below:




                                                    Total Compensation
              Name of Trustee                       From the Trust
              ---------------                       --------------

              Scott B. Dubchansky                   None

              Laird R. Landmann                     None

              Keith T. Holmes                       $12,000

              Martin Luther King III                $12,000

              James M. Lippman                      $12,000

              Daniel D. Villanueva                  $12,000



                                   Page B-21

         For information as to ownership of shares by officers and Trustees of the Trust, see below under "CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES."



CODE OF ETHICS

         The Funds and the investment adviser have adopted codes of ethics under Rule 17j-l of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of June 30, 2000, the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of all series of the TOTAL RETURN BOND FUND - Class I and LOW DURATION BOND FUND - Class I and of the Trust.

         As of June 30, 2000, the following persons owned beneficially more than 5% of the outstanding voting shares of the following:



         FUND                                          PERCENTAGE OWNERSHIP
         ----                                          --------------------

         TOTAL RETURN BOND FUND - CLASS I:
         ---------------------------------

         Connelly Foundation                                    15%
         One Tower Bridge Ste. 1450
         Conshohocken, PA   19428

         T. Rowe Price Trust Co.                                 9%
         TRET LEO Burrett Profit Sharing Trust
         35 W. Wacker Drive
         Chicago, IL  60601

         City National Bank                                      5%
         Trust Johnson Machinery PSP
         A/C 67347006
         ATTN Trust Operations Mutual Funds
         P.O. Box 60520
         Los Angeles, CA  90080


         LOW DURATION BOND FUND - CLASS I:
         ---------------------------------

         Norwest Bank                                           54%
         FBO Rochester Mayo Foundation
         AC 13628001
         P.O. Box 1533
         Minneapolis, MN  55480

         Mayo Foundation Working Capital                        25%
         200 1st Street S.W.
         Rochester, MN  55905-0001

         HSBC Bank USA                                           8%
         FBO John R. Oishei Foundation
         P.O. Box 1329
         Buffalo, NY  14240-1329


                                   Page B-22

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

         The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser may receive for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


         For the fiscal years ended March 31, 1999 and 2000, brokerage commissions (as opposed to dealer mark-ups) paid by the Funds were as follows:
TOTAL RETURN BOND FUND - $0 for 1999 and $9,600 for 2000; LOW DURATION BOND FUND -- $900 for 1999 and $28,536 for 2000. The Adviser has not obtained any soft dollar benefits from transactions by the Funds since inception of the Funds.


INVESTMENT ADVISORY SERVICES

         The Adviser, Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, is a registered investment adviser organized as a California limited liability company in 1996.

         Under the Investment Advisory Agreement relating to the Funds, the Adviser provides the Funds with investment management services. As compensation for these services, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended March 31, 1999 and 2000 the amounts of the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the adviser as a result of the expense limitations and fee waivers described in the Prospectus were as follows:


                                   Page B-23

                                                  Fiscal Year ended                                Fiscal Year ended
                                                   March 31, 1999                                    March 31, 2000
                                                                                                               ----

                                                       Advisory Fees                                      Advisory Fees
                                   Contractual         Reduced and Expenses         Contractual           Reduced and Expenses
                                   Advisory Fees       Reimbursed by Adviser        Advisory Fees         Reimbursed by Adviser
                                   -------------       ---------------------        -------------         ---------------------

TOTAL RETURN BOND FUND                  $327,412             $190,887                  $  895,646              $191,678

LOW DURATION BOND FUND                  $928,703             $238,282                  $1,429,895              $242,609

The Adviser has agreed in an Operating Expenses Agreement to limit each Fund's expenses as described in the Prospectus. That Agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund's operating expenses are otherwise below its expense cap. This obligation will not be recorded as a liability on the books of the Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent Trustees have approved that reimbursement. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds.

ADMINISTRATOR


         The Funds have a Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"), with offices at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Services Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee of
 .15% of the first $50 million of the Trust's average daily net assets, .10 % of the next $50 million and .05% over $100 million, subject to a minimum annual fee of $55,000 (and $12,000 for each additional series after the first). The administrative fees paid by the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND totaled $51,360 and $158,288, respectively, for the fiscal year ended March 31, 1999, and $103,891 and $192,373, respectively, for the fiscal year ended March 31, 2000.


CUSTODIAN AND TRANSFER AGENT

         PFPC also serves as the coordinator for custody services provided by the custodian for the Funds under the Services Agreement. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Funds' custodian under a separate Custody Agreement. The Administrator also serves as the transfer agent for the Funds under the Services Agreement.


DISTRIBUTOR


         Provident Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.




                                   Page B-24

NET ASSET VALUE

         As stated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. New York time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading and banks are open for business. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Banks are also closed on Columbus Day and Veterans' Day. However, the NYSE and banks may close on days not included in that announcement. Also, no Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures close shortly after the time net asset value is calculated.

         Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from Interactive Data Corporation ("IDC") and other independent pricing vendors. IDC and others, including Merrill Lynch, Bloomberg and Muller, are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by IDC and other private vendors also may be based on quotations from one or more market makers.

         The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.

         Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

         Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

         Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                               REDEMPTION IN KIND

         If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.



                                   Page B-25

DIVIDENDS AND TAX STATUS

         Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

         A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

         The Taxpayer Relief Act (the "Relief Act") reduced the maximum tax on long-term capital gains from 28% to 20% for taxpayers in all brackets except for those in the 15% bracket, whose maximum rate will be 10% on those gains. Certain provisions of the Relief Act have since been changed and further changes not described in this Statement of Additional Information are possible.

         Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

         A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from
Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain



                                   Page B-26
rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Paul, Hastings Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

PERFORMANCE INFORMATION

         TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                         P(1 + T) to the nth power = ERV

          where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above



                                   Page B-27
formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         The average annual total returns for Class M shares of each Fund for the periods shown were as follows:



                                                                Inception*
                                            Year Ended          Through
                                            March 31, 2000      March 31, 2000
                                            --------------      --------------

                 TOTAL RETURN BOND FUND        +3.39%                +8.56%

                 LOW DURATION BOND FUND        +6.22%                +7.14%

         *Total return for periods of less than one year are aggregate, not annualized. The inception date for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND was March 31, 1997.


          YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                   YIELD = 2 [ (a-b + 1) to the 6th power - 1]
                                          ---
                                          cd

         where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.


         Annualized yield for the Class M shares of the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND for the 30-day period ended June 30, 2000 was 9.17% and 8.42%, respectively.


         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's. The Funds also may quote or refer to other portfolio or performance statistics that are intended to reflect historical volatility and other performance information, including the following: (1) Beta (the covariance of a share in relation to the rest of the market, with volatility equal to the market having a beta of 1); (2) R-squared (R2 reflects the degree to which the Fund's movements are explained by movements in its benchmark index. R2 can range from 0 to 1 with 1 meaning that all movements of a fund are explained by movements of the index);
(3) Alpha (alpha measures the Fund's return relative to an unmanaged portfolio index and is a general measure of the relative value a portfolio manager has contributed. A value greater than 0 indicates a positive contribution); and (4) Correlation coefficient (correlation coefficient provides a measure of how closely the returns of one variable [the fund] moves with another [the index]. It ranges from -1 to +1, with +1, indicating a perfect



                                   Page B-28
positive correlation, occurring only when the returns of the two variables move exactly at the same time, in the same direction, and in the same relative magnitude).

FURTHER INFORMATION ABOUT THE TRUST

         The Declaration of Trust for the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. Each of such classes has or will have a different designation. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Fund.

         The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.


         The Trust's custodian is responsible for holding the Funds' assets. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


ADDITIONAL INFORMATION

LEGAL OPINION

         The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS


         The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071-3462, independent public accountant for the Funds.


LICENSE TO USE NAME

         Metropolitan West Securities, Inc. and the Adviser have granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and have reserved the right to withdraw their consent to the use of that designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. They have also reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained



                                   Page B-29
from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by that reference.

                              FINANCIAL STATEMENTS


         Audited financial statements and the accompanying Auditors' Report for the fiscal year ended March 31, 2000 for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2000 is incorporated herein by reference to such report.




                                   Page B-30

--------------------------------------------------------------------------------
                       APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa"--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "l", "2" and "3" in each generic rating classification from Aa through B. The modifier "l" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A"--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1"--Issuers rated "Prime-l" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2"--Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA"--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A"--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


                                   Page B-31

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1"--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2"--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH INVESTORS SERVICES, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA"--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


"BBB"--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB"--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B"--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM DEBT RATINGS:

"F-1+"--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"--Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.




                                   Page B-32

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             METROPOLITAN WEST FUNDS
                                 CLASS M SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                 July 31, 2000



         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated July 31, 2000, as supplemented from time to time, which includes Metropolitan West Total Return Bond Fund - Class M Shares (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund - Class M Shares (the "LOW DURATION BOND FUND"), Metropolitan West Short-Term Investment Fund - Class M Shares (the "SHORT-TERM INVESTMENT FUND") and Metropolitan West AlphaTrak 500 Fund (the "ALPHATRAK 500 FUND"). Copies of the Prospectus may be obtained at no charge by writing to Metropolitan West Funds, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025. In this Statement of Additional INFORMATION, the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND, the SHORT-TERM INVESTMENT FUND and the ALPHATRAK 500 FUND may be referred to collectively as the "Funds" or individually as a "Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds. Each Fund is a separate, diversified series of Metropolitan West Funds (the "Trust"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2000, including the Auditors' Report dated May 5, 2000. Copies of the Funds' Annual and Semiannual Reports to shareholders are available, upon request, by calling (800) 241-4671, or by writing to Metropolitan West Funds, 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025.


                                TABLE OF CONTENTS



THE TRUST...................................................................................................................Page B-3

INVESTMENT OBJECTIVES AND POLICIES..........................................................................................Page B-3
         INVESTMENT RESTRICTIONS............................................................................................Page B-3

SECURITIES AND TECHNIQUES USED BY THE FUNDS.................................................................................Page B-4
         GENERAL............................................................................................................Page B-4
         CREDIT RATINGS.....................................................................................................Page B-5
         DURATION...........................................................................................................Page B-5
         REPURCHASE AGREEMENTS..............................................................................................Page B-6
         REVERSE REPURCHASE AGREEMENTS......................................................................................Page B-6
         U.S. GOVERNMENT SECURITIES.........................................................................................Page B-6
         CORPORATE DEBT AND OTHER OBLIGATIONS...............................................................................Page B-7
         CONVERTIBLE SECURITIES.............................................................................................Page B-7
         LOANS OF PORTFOLIO SECURITIES......................................................................................Page B-8
         WHEN-ISSUED SECURITIES.............................................................................................Page B-8
         SHORT SALES........................................................................................................Page B-8
         MORTGAGE-RELATED SECURITIES........................................................................................Page B-8
         ASSET-BACKED SECURITIES...........................................................................................Page B-11
         RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED
                   AND ASSET-BACKED SECURITIES.............................................................................Page B-11
         DERIVATIVE INSTRUMENTS............................................................................................Page B-12
         FOREIGN SECURITIES................................................................................................Page B-18
         RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES.......................................................Page B-19
         ILLIQUID SECURITIES...............................................................................................Page B-19
         BORROWING.........................................................................................................Page B-20

MANAGEMENT.................................................................................................................Page B-20
         TRUSTEES AND OFFICERS.............................................................................................Page B-22
         CODE OF ETHICS....................................................................................................Page B-22
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................Page B-22



                                    Page B-1

         PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................Page B-24
         INVESTMENT ADVISORY SERVICES......................................................................................Page B-24
         ADMINISTRATOR.....................................................................................................Page B-25
         CUSTODIAN AND TRANSFER AGENT......................................................................................Page B-25
         DISTRIBUTOR.......................................................................................................Page B-25
         SHARE MARKETING PLAN..............................................................................................Page B-26

NET ASSET VALUE............................................................................................................Page B-26

REDEMPTION IN KIND.........................................................................................................Page B-27

DIVIDENDS AND TAX STATUS...................................................................................................Page B-27

PERFORMANCE INFORMATION....................................................................................................Page B-29

FURTHER INFORMATION ABOUT THE TRUST........................................................................................Page B-30

ADDITIONAL INFORMATION.....................................................................................................Page B-31
         LEGAL OPINION.....................................................................................................Page B-31
         AUDITORS..........................................................................................................Page B-31
         LICENSE TO USE NAME...............................................................................................Page B-31
         OTHER INFORMATION.................................................................................................Page B-31

FINANCIAL STATEMENTS.......................................................................................................Page B-31

APPENDIX -- DESCRIPTION OF RATINGS.........................................................................................Page B-32




                                    Page B-2

                                    THE TRUST

         The Trust was organized on December 9, 1996 as a Delaware business trust. The Trust is a diversified open-end, management investment company currently consisting of four separate series, each of which has separate assets and liabilities. Each Fund other than the ALPHATRAK 500 FUND has two classes of shares of beneficial interest, with a par value of $0.01 per share. Class M shares and the undesignated shares of the ALPHATRAK 500 FUND are the subjects of this Statement of Additional Information. The Trust's Board of Trustees decides matters of general policy and reviews the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is described in the Prospectus.

         The portfolio, and strategies with respect to the composition of each Fund, are described in the Prospectus.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Except as noted, no Fund may:

         1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities") or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

         2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         4. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of at least 300%.

         5. Purchase any security (other than U.S. Government securities) if as a result of that purchase, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

         6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Make investments for the purpose of exercising control or management.


                                    Page B-3

         8. Participate on a joint or joint and several basis in any trading account in securities, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission permitting such account.

         9. Invest in commodities, except that the Fund may invest in futures contracts or options on futures contracts (a) for bona fide hedging purposes within the meaning of regulations of the Commodity Futures Trading Commission ("CFTC"), or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts (excluding in-the-money amounts). (THIS EXCEPTION IS AN OPERATING POLICY THAT MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, CONSISTENT WITH APPLICABLE REGULATIONS.)

         In addition, the Trust has adopted the following non-fundamental policies so that no Fund will: (a) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs; (b) invest more than 15% of its net assets in illiquid securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act"), that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees; and (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this Statement of Additional Information, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates.


                   SECURITIES AND TECHNIQUES USED BY THE FUNDS

         The following provides more detailed information about securities and techniques used by the Funds and the risks associated with them.

GENERAL

         The Funds will attempt to achieve their objectives by investing in the following types of securities that may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage- and other asset-backed securities, including CMOs and REMICs (see "Mortgage Related Securities"); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) bank certificates of deposit; (ix) fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xii) preferred equity securities;
(xiii) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xiv) obligations of international agencies (such as the Agency for International Development) or supranational entities; and (xv) privately placed and Rule 144A securities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid.

         In addition to the securities above, the ALPHATRAK 500 FUND may invest all of its assets in the following equity derivative instruments (and in liquid assets backing its investments in these derivatives): (i) S&P 500 Index futures contracts; (ii) Mini S&P 500 Index futures contracts ("E-Mini"); (iii) options on the S&P 500 Index and S&P futures; (iv) swap agreements involving the S&P 500 Index. When the above-listed S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund would not purchase all 500 issues, but would purchase a basket of common stocks represented in the S&P 500 Index that, in the opinion of the Adviser, will substantially track the movements in the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools or trusts that invest in such stocks.

         Positions in S&P 500 Index futures and options will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). At times, the Adviser may be constrained in its ability to use S&P 500 Index derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close positions when it would be most advantageous to do so.

         Because each Fund may invest up to 25% of its total assets in money market mutual funds or mutual funds that invest in stocks, investors should know that a Fund would pay the additional fees and expenses of a mutual fund investment. This would result in an additional layer of management fees and expenses for shareholders in a Fund.


                                    Page B-4

CREDIT RATINGS

         The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds."

         After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

DURATION

         In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security on a present value basis. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

         For any fixed-income security with interest payments occurring before the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.

         Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         Assuming an expected average duration of .75 years for the SHORT-TERM INVESTMENT FUND or ALPHATRAK 500 FUND, a 1% decline in interest rates would cause the Fund to gain .75% in value; likewise, a 1% rise in interest would produce a decline of .75% in the Fund's value. It should be noted, however, that the above assumptions (regarding the ALPHATRAK 500 FUND) do not reflect any changes in S&P 500 Index futures contracts, other derivatives or S&P 500 Index stocks that may be held by the Fund. Assuming an expected average duration of 2 years for the LOW DURATION BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's value. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.



                                    Page B-5

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements involving U.S. Government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

         A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

REVERSE REPURCHASE AGREEMENTS

         The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

U.S. GOVERNMENT SECURITIES

         The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government securities also include securities issued or guaranteed by U.S. Government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, Student Loan Marketing Association. Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

         Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion under "Mortgage-Related Securities."

         The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts



                                    Page B-6
of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT AND OTHER OBLIGATIONS

         The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

         The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

         The Funds may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

         The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities of domestic or foreign issuers that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value



                                    Page B-7
of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.

LOANS OF PORTFOLIO SECURITIES


         For the purpose of achieving income, a Fund may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from such loans.


WHEN-ISSUED SECURITIES

         The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES

         If a Fund anticipates that the price of a security will decline, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

         Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         A Fund may not make short sales of securities or maintain a short position if more than 25% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

MORTGAGE-RELATED SECURITIES

         The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds. CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

         MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure,



                                    Page B-8
net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.

         COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs, including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.



                                    Page B-9

         The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

         ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

         Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

         CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMRS") are derivative multi- class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related



                                   Page B-10
underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

         INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

         The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


                                   Page B-11

DERIVATIVE INSTRUMENTS

         In addition to the asset-backed securities and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize certain other financial instruments with performance derived from the performance of an underlying asset ("derivatives"). The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indices. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets (including net proceeds from purchases and redemptions of Fund shares that have not settled but are expected to timely settle in the usual way), marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund's ability to successfully utilize these instruments may depend in part on the Adviser's ability to forecast correctly the movement of interest rates and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility.

         The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies.

         OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.



                                   Page B-12

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a "commodity pool" and the Adviser being deemed a "commodity pool operator." Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under "Limitations on Use of Futures and Futures Options."


         The Funds generally will use futures for hedging purposes only. The ALPHATRAK 500 FUND uses futures in an effort to achieve total return greater than the S&P 500 Index (and as such, hedges S&P 500 Index exposure), as described in the Prospectus. With respect to hedging transactions, for example, a Fund might use futures contract to hedge against anticipated changes in interests rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.


         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.



                                   Page B-13

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is "in the money."


         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds generally will enter into positions in futures contracts and related options only for hedging purposes. With respect to positions in futures and related options that do not constitute hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.


         When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a



                                   Page B-14
longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Dividends and Tax Status."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued



                                   Page B-15
but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreements must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS: The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets.



                                   Page B-16

         The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

         Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

         A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess



                                   Page B-17
of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN SECURITIES

         Each Fund has the right to invest in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

         Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

         The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

         From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

         The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers



                                   Page B-18
organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

         The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.

RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES

         Lower-rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading.

         The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value.

         Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or



                                   Page B-19
outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

         Each Fund may borrow for temporary, emergency or investment purposes up to 10% of its total assets. This borrowing may be unsecured. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust are:

                                    YEAR    POSITION
NAME AND ADDRESS                    BORN    WITH THE TRUST             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    ----    --------------             --------------------------------------------

Scott B. Dubchansky*                1960    Chairman,                  Mr. Dubchansky has been the Chief Executive Officer
11766 Wilshire Blvd., Suite 1580            President and              of the Adviser since August 1996. From August 1992 through
Los Angeles, CA  90025                      Chief Executive            August 1996, Mr. Dubchansky was a Senior Vice President of
                                            Officer                    Donaldson  Lufkin & Jenrette  in the Fixed  Income  division.
                                                                       Prior  to  August  1992,  Mr.   Dubchansky  was  Senior  Vice
                                                                       President,   fixed  income   sales  at  Kidder   Peabody  and
                                                                       responsible for fixed income sales to institutional clients.

                                   Page B-20

Laird R. Landmann*                  1964    Trustee                    Mr. Landmann has been a Managing Director and portfolio
11766 Wilshire Blvd., Suite 1580                                       manager with the Adviser since August 1996.  From
Los Angeles, CA  90025                                                 November 1992 until July 1996 Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and
                                                                       Wiley in Los Angeles. Before then, he was a portfolio
                                                                       manager with PIMCO in Newport Beach, California.

Keith T. Holmes*                    1952    Trustee                    Mr. Holmes has been a partner of the law firm King, Purtich,
2121 Avenue of the Stars,                                              Holmes, Paterno & Berliner (and its predecessor firm King,
22nd Floor                                                             Purtich & Holmes) since 1992.  Mr. Holmes
Los Angeles, CA 90067                                                  practices corporate finance and real estate law.  Mr.
                                                                       Holmes' firm has performed legal services for the
                                                                       Adviser and its affiliates.

Martin Luther King III              1957    Trustee                    Since 1980, Mr. King has been engaged as an independent
P.O. Box 50608                                                         motivational lecturer.  From January 1987 until November
Atlanta, GA 30314                                                      1993, Mr. King was County Commissioner for Fulton County in
                                                                       Atlanta, Georgia.

James M. Lippman                    1957    Trustee                    Since 1990, Mr. Lippman has been the President of JRK
11766 Wilshire Boulevard                                               Asset Management, Inc., a real estate firm that is primarily
Los Angeles, CA 90025                                                  engaged in owning and operating multi-family and hotel
                                                                       properties. From 1990 to 1993, Mr.Lippman was
                                                                       Managing Director of The Signature Group, a real
                                                                       estate investment fund.

Daniel D. Villanueva                1937    Trustee                    Mr. Villanueva is the Chairman and Managing Director of
1999 Avenue of the Stars,                                              Bastion Capital Corporation (investments).
No. 2960
Los Angeles, CA 90067


Lara Mulpagano                      1969    Secretary and              Since 1996, Ms. Mulpagano has been a Vice President and
11766 Wilshire Blvd., Suite 1580            Treasurer                  Assistant Portfolio Manager for the Adviser.  From 1993 to
Los Angeles, CA  90025                                                 1996, she was an Assistant Portfolio Manager for the
                                                                       fixed-income department of Hotchkis & Wiley. From
                                                                       1991 to 1993, she was a research assistant at Pacific
                                                                       Investment Management Company (PIMCO).

Arlana Williams                     1972    Assistant Treasurer        Since 1998, Ms. Williams has been a mutual fund manager for
11766 Wilshire Blvd., Suite 1580            and Principal Accounting   the Adviser.  From 1995 to 1997, she was a Senior
Los Angeles, CA  90025                      and Financial Officer      Accountant with Ernst & Young LLP.  From 1994 to 1995,
                                                                       she was an accountant with Coopers & Lybrand LLP.

James E. Menvielle                  1972    Assistant Treasurer        Since 1998, Mr. Menvielle has been the Assistant Controller
11766 Wilshire Blvd., Suite 1580                                       for the Adviser.  From 1995 to 1998, he was a Senior
Los Angeles, CA  90025                                                 Accountant with Deloitte & Touche LLP.

-------------------

* "Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Adviser.



                                   Page B-21

         The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees received an annual retainer of $6,000 and $1,500 for each meeting of the Board of Trustees attended for the fiscal year ended March 31, 2000. The same fees will be paid for the fiscal year ended March 31, 2001. Mr. Holmes will also be compensated according to this schedule. Mr. Holmes is not a disinterested Trustee because he provides legal services to the Adviser and its affiliates.



         The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2000 is set forth below:


                                                          Total Compensation
              Name of Trustee                               From the Trust
              ---------------                               --------------

              Scott B. Dubchansky                                None

              Laird R. Landmann                                  None

              Keith T. Holmes                                  $12,000

              Martin Luther King III                           $12,000

              James M. Lippman                                 $12,000

              Daniel D. Villanueva                             $12,000


         For information as to ownership of shares by officers and Trustees of the Trust, see below under "CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES."


CODE OF ETHICS

         The Funds and the investment adviser have adopted codes of ethics under Rule 17j-l of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of June 30, 2000, the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of the TOTAL RETURN BOND FUND and LOW DURATION BOND FUND and of the Trust, except for the ALPHATRAK 500 FUND in which they collectively owned 1.79%.



         As of June 30, 2000, the following persons owned beneficially more than 5% of the outstanding voting shares of the following:

         FUND                                                 PERCENT OWNERSHIP
         ----                                                 -----------------

         TOTAL RETURN BOND FUND - CLASS M:

         Charles Schwab & Co. Inc. Special                              52%
         Custody Acct FBO Customers
         Attention: Mutual Funds
         101 Montgomery Street
         San Francisco, California 94104

         FTC & Co.                                                       7%
         Datalynx House Account
         P.O. Box 173736
         Denver, Colorado 82017-3736




                                   Page B-22

         LOW DURATION BOND FUND - CLASS M:

         Charles Schwab & Co. Inc. Special                             38%
         Custody Acct FBO Customers
         Attention: Mutual Funds
         101 Montgomery Street
         San Francisco, California 94104

         Pacific Century Trust                                         11%
         Trust Retirement Plan for Pilots
         of Hawaiian Airlines Inc.
         A/C 150142495 DTD 1/1/98
         P.O. Box 888
         Honolulu, Hawaii 96808-0888

         Bidwell & Company                                              7%
         Bunn Brothers Limited
         209 S.W. Oak Street
         Portland, OR  97204-2791

         First Hawaiian Bank                                            6%
         Trust Hawaii Carpenters Health & Welfare Fund
         DTD 7/29/69
         C/O Marshall & Ilsley Trust Company
         P.O. Box 2977
         Milwaukee, WI  53202

         First Hawaiian Bank                                            6%
         Trust Hawaii Carpenters FTN SEC Fund
         DTD 5/24/98
         C/O Marshall & Ilsley Trust Company
         P.O. Box 2977
         Milwaukee, WI  53202

         ALPHATRAK 500 FUND:

         Northern Trust Company                                        39%
         TRST Rosemort Inc. PSP
         DTD 10/98
         P.O. Box 92956
         Chicago, IL  60675

         Boston & Co.                                                  33%
         FBO MJ Murdock Charitable Trust
         A/C MURF4117002
         Mutual Funds Operations
         135 Santilli Highway
         Everett, MA  02149-1906

         Charles Schwab & Co., Inc. Special                             9%
         Custody Acct FBO Customers
         ATTN:  Mutual Funds
         101 Montgomery Street
         San Francisco, CA  94104-4122



                                   Page B-23

         Twin Cities Public Television                                  5%
         172 4th Street E
         Saint Paul, MN  55101-1400


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

         The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser may receive for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


         For the fiscal years ended March 31, 1999 and 2000, brokerage commissions (as opposed to dealer mark-ups) paid by the Funds were as follows:
TOTAL RETURN BOND FUND - $0 for 1999 and $9,600 for 2000; LOW DURATION BOND FUND -- $900 for 1999 and $28,536 for 2000; and ALPHATRAK 500 FUND -- $983 for 1999
and $3,083 for 2000. The Adviser has not obtained any soft dollar benefits from transactions by the Funds since inception of the Funds.


INVESTMENT ADVISORY SERVICES

         The Adviser, Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, is a registered investment adviser organized as a California limited liability company in 1996.


         Under the Investment Advisory Agreement relating to the Funds, the Adviser provides the Funds with investment management services. As compensation for these services, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended March 31, 1999 and 2000 the amounts of the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the adviser as a result of the expense limitations and fee waivers described in the Prospectus were as follows:



                                   Page B-24


                                                  Fiscal Year ended                                Fiscal Year ended
                                                   March 31, 1999                                    March 31, 2000
                                                                                                               ----
                                                              Advisory Fees                                     Advisory Fees
                                      Contractual         Reduced and Expenses          Contractual          Reduced and Expenses
                                     Advisory Fees        Reimbursed by Adviser        Advisory Fees        Reimbursed by Adviser
                                     -------------        ---------------------        -------------        ---------------------

TOTAL RETURN BOND FUND                    $327,412              $190,887                 $  895,646                 $191,678

LOW DURATION BOND FUND                    $928,703              $238,282                 $1,429,895                 $242,609

ALPHATRAK 500 FUND                        $ 13,215              $ 70,260                 $   49,994                 $100,284


         The Adviser has agreed in an Operating Expenses Agreement to limit each Fund's expenses as described in the Prospectus. That Agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund's operating expenses are otherwise below its expense cap. This obligation will not be recorded as a liability on the books of the Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent Trustees have approved that reimbursement. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds.

ADMINISTRATOR


         The Funds have a Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"), with offices at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Services Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee of
 .15% of the first $50 million of the Trust's average daily net assets, .10 % of the next $50 million and .05% over $100 million, subject to a minimum annual fee of $55,000 (and $12,000 for each additional series after the first). The administrative fees paid by the TOTAL RETURN BOND FUND, LOW DURATION BOND FUND and ALPHATRAK 500 FUND totaled $51,360, $158,288 and $2,632, respectively, for the fiscal year ended March 31, 1999. The administrative fees paid by the TOTAL RETURN BOND FUND, LOW DURATION BOND FUND and ALPHATRAK 500 FUND for the fiscal year ended March 31, 2000 totaled $103,891, $192,373 and $7,092, respectively.


CUSTODIAN AND TRANSFER AGENT


         PFPC also serves as the coordinator for custody services provided by the custodian for the Funds under a the Services Agreement. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Funds' custodian under a separate Custody Agreement. The Administrator also serves as the transfer agent for the Funds under the Services Agreement.


DISTRIBUTOR


         Provident Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any




                                   Page B-25
such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


SHARE MARKETING PLAN


         The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act. Provident Distributors, Inc. serves as the distribution coordinator under the 12b-1 Plan and, as such, receives for disbursement any fees paid by the Funds pursuant to the 12b-1 Plan.


         On April 1, 1997, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees") adopted the 12b-1 Plan.


         Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of the shares. The TOTAL RETURN BOND FUND and LOW DURATION BOND FUND did not begin accruing for Rule 12b-1 expenses until April 1, 2000. The ALPHATRAK 500 FUND and is presently waiving all Rule 12b-1 fees.



         The 12b-1 Plan provides that the Distributor may use the Rule 12b-1 distribution fees received from a Fund only to pay for the distribution and shareholder servicing expenses of the Fund. Distribution fees are accrued daily and paid monthly, and are charged as expense of the shares as accrued.


         A Fund's shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Distributor.

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Trust, the Distributor or the Adviser and a selling agent) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act).


         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Conduct Rule 2830 of NASD Regulation, Inc., as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses on behalf of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.


                                 NET ASSET VALUE

         As stated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. New York time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading and banks are open for business. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Banks are also closed on Columbus Day and Veterans' Day. However, the NYSE and banks may close on days not included in that announcement. Also, no Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures close shortly after the time net asset value is calculated.

         Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from Interactive Data Corporation ("IDC") and other independent pricing vendors. IDC and others, including Merrill Lynch, Bloomberg and Muller, are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by IDC and other private vendors also may be based on quotations from one or more market makers.



                                   Page B-26

         The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.

         Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

         Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

         Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                               REDEMPTION IN KIND

         If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

                            DIVIDENDS AND TAX STATUS

         Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

         A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such



                                   Page B-27
calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

         The Taxpayer Relief Act (the "Relief Act") reduced the maximum tax on long-term capital gains from 28% to 20% for taxpayers in all brackets except for those in the 15% bracket, whose maximum rate will be 10% on those gains. Certain provisions of the Relief Act have since been changed and further changes not described in this Statement of Additional Information are possible.

         Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

         A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from
Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC



                                   Page B-28
tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Paul, Hastings Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.


                             PERFORMANCE INFORMATION

         TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                         P(1 + T) to the nth power = ERV

          where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


         The average annual total returns for Class M of shares of each Fund for the periods shown were as follows:


                                                                    Inception*
                                                  Year Ended         Through
                                                March 31, 2000    March 31, 2000

                     TOTAL RETURN BOND FUND          +3.39%           + 8.56%

                     LOW DURATION BOND FUND          +6.22%           + 7.14%

                     ALPHATRAK 500 FUND             +19.28%           +21.06%

         *Total return for periods of less than one year are aggregate, not annualized. The inception dates for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND was March 31, 1997. The inception date of the ALPHATRAK 500 FUND was June 29, 1998.


                                   Page B-29

          YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                   YIELD = 2 [ (a-b + 1) to the 6th power - 1]
                                           ---
                                            cd

         where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.


         Annualized yield for the Class M shares of the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND for the 30-day period ended June 30, 2000 was 9.17% and 8.42%, respectively.


         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's. The Funds also may quote or refer to other portfolio or performance statistics that are intended to reflect historical volatility and other performance information, including the following: (1) Beta (the covariance of a share in relation to the rest of the market, with volatility equal to the market having a beta of 1); (2) R-squared (R2 reflects the degree to which the Fund's movements are explained by movements in its benchmark index. R2 can range from 0 to 1 with 1 meaning that all movements of a fund are explained by movements of the index);
(3) Alpha (alpha measures the Fund's return relative to an unmanaged portfolio index and is a general measure of the relative value a portfolio manager has contributed. A value greater than 0 indicates a positive contribution); and (4) Correlation coefficient (correlation coefficient provides a measure of how closely the returns of one variable [the fund] moves with another [the index]. It ranges from -1 to +1, with +1, indicating a perfect positive correlation, occurring only when the returns of the two variables move exactly at the same time, in the same direction, and in the same relative magnitude).

                       FURTHER INFORMATION ABOUT THE TRUST

         The Declaration of Trust for the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. Each of such classes has or will have a different designation. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.



                                   Page B-30

         Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Fund.

         The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.


         The Trust's custodian is responsible for holding the Funds' assets. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


                             ADDITIONAL INFORMATION

LEGAL OPINION

         The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS


         The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071-3462, independent public accountant for the Funds.


LICENSE TO USE NAME

         Metropolitan West Securities, Inc. and the Adviser have granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and have reserved the right to withdraw their consent to the use of that designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. They have also reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by that reference.

                              FINANCIAL STATEMENTS


         Audited financial statements and the accompanying Auditors' Report for the fiscal year ended March 31, 2000 for the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2000, are incorporated herein by reference to that report.



                                   Page B-31

--------------------------------------------------------------------------------
                       APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------


MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa"--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "l", "2" and "3" in each generic rating classification from Aa through B. The modifier "l" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A"--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1"--Issuers rated "Prime-l" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2"--Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA"--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A"--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


                                   Page B-32

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1"--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2"--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH INVESTORS SERVICES, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA"--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


"BBB"--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB"--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B"--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM DEBT RATINGS:

"F-1+"--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"--Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.




                                   Page B-33

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION


               ---------------------------------------------------

                             METROPOLITAN WEST FUNDS
                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------

Item 23.  Exhibits

                  (a) Agreement and Declaration of Trust (filed as part of the Registration Statement on Form N-1A filed on December 24, 1996 [the "Registration Statement"]).

                  (b)      By-Laws (filed as part of the Registration
                           Statement).

                  (c) Instruments Defining Rights of Security Holders (not applicable).


                  (d) Investment Management Agreement, as amended March 27, 2000, is filed herewith.


                  (e) Form of Underwriting Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on March 28, 1997 ["Pre-Effective Amendment No. 2"]).

                  (f)      Bonus or Profit Sharing Contracts (not applicable).

                  (g)(1) Form of Custody Agreement (incorporated by reference to Pre-Effective Amendment No. 2).


                  (h)(1) Form of Services Agreement dated March 31, 1999 is filed herewith.

                  (h)(2) Amendment dated February 28, 2000 to Services Agreement is filed herewith.

                  (h)(3) Operating Expenses Agreement, as amended March 27, 2000, is filed herewith.


                  (i)(1)   For TOTAL RETURN BOND FUND and LOW DURATION BOND
                           FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on March 18, 1997 ["Pre-Effective Amendment No. 1"]).

                  (i)(2) For ALPHATRAK 500 FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 4).


                  (i)(3)   For TOTAL RETURN BOND FUND and LOW DURATION BOND
                           FUND: Consent and Opinion of Counsel as to legality of Class I shares - filed herewith.

                  (j)(1) Consent of Independent Public Accountants Class M shares - filed herewith.

                  (j)(2) Consent of Independent Public Accountants - Class I shares - filed herewith.


                  (k)      Omitted Financial Statements (not applicable).

                  (l) Initial Capital Agreements (incorporated by reference to Pre-Effective Amendment No. 2).


                  (m) Share Marketing Plan (Rule 12b-1 Plan), as amended March 31, 2000, is filed herewith.


                  (n)      Financial Data Schedules (not applicable).

                  (o) Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 7).


                  (p)(1) Metropolitan West Funds Code of Ethics is filed herewith.

                  (p)(2) Metropolitan West Asset Management Employee Policy Compliance is filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

         Metropolitan West Asset Management, LLC, a California limited liability company, is the investment adviser for each series of the Registrant (the "Adviser"). Metropolitan West Financial, Inc., a California corporation ("MWF"), is a member of the Adviser. Also members of the Adviser are Scott B. Dubchansky, Tad Rivelle and Laird R. Landmann.

         Persons holding more than a five percent beneficial interest in MWF include Paul C. Chow, Terry M. Crow, Edward E. Curiel, Thomas W. Hayes, Richard
S. Hollander, Russell S. Gould and Roland R. Moos. MWF is registered with the Securities and Exchange Commission as an investment adviser.

Item 25. Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VII of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

         Information about Scott B. Dubchansky, Tad Rivelle and Laird R. Landmann is set forth in Part A under "Organization and Management -- Portfolio Managers."


Item 27.  Principal Underwriter

         (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of 06/01/00:

                       International Dollar Reserve Fund I, Ltd.
                       Provident Institutional Funds Trust
                       Columbia Common Stock Fund, Inc.
                       Columbia Growth Fund, Inc.
                       Columbia International Stock Fund, Inc.
                       Columbia Special Fund, Inc.
                       Columbia Small Cap Fund, Inc.
                       Columbia Real Estate Equity Fund, Inc.

                  Columbia Balanced Fund, Inc.
                  Columbia Daily Income Company
                  Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                  Columbia High Yield Fund, Inc.
                  Columbia National Municipal Bond Fund, Inc.
                  GAMNA Series Funds, Inc.
                  WT Investment Trust
                  Kalmar Pooled Investment Trust
                  The RBB Fund, Inc.
                  Robertson Stephens Investment Trust
                  HT Insight Funds, Inc.
                  Harris Insight Funds Trust
                  Hilliard-Lyons Research Trust
                  Warburg Pincus Trust
                  ABN AMRO Funds
                  Alleghany Funds
                  BT Insurance Funds Trust
                  First Choice Funds Trust
                  Forward Funds, Inc.
                  IAA Trust Asset Allocation Fund, Inc.
                  IAA Trust Growth Fund, Inc.
                  IAA Trust Tax Exempt Bond Fund, Inc.
                  IAA Trust Taxable Fixed Income Series Fund, Inc.
                  IBJ Funds Trust
                  Light Index Funds, Inc.
                  LKCM Funds
                  Matthews International Funds
                  McM Funds
                  Metropolitan West Funds
                  New Covenant Funds, Inc.
                  Pictet Funds
                  Smith Breeden Series Funds
                  Smith Breeden Trust
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  The Galaxy Fund
                  The Galaxy VIP Fund
                  Galaxy Fund II
                  The Govett Funds, Inc.
                  Trainer, Wortham First Mutual Funds
                  Undiscovered Managers Funds
                  Wilshire Target Funds, Inc.
                  Weiss, Peck & Greer Funds Trust
                  Weiss, Peck & Greer International Fund
                  WPG Growth and Income Fund
                  WPG Growth Fund
                  WPG Tudor Fund
                  RWB/WPG U.S. Large Stock Fund
                  Tomorrow Funds Retirement Trust

                  The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

                  Northern Funds Trust and Northern Institutional Funds Trust (Distributed by Northern Funds Distributors, LLC. a wholly owned subsidiary of Provident Distributors, Inc.)

                  The Offit Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

                  The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)


         Provident Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Provident Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.


         (b) The following is a list of the executive officers, directors, and partners of Provident Distributors, Inc.:

                  President and Treasurer                 Philip H. Rinnander
                  Secretary and Sole Director             Jane Haegele
                  Vice President                          Jason A. Greim
                  Vice President                          Barbara A. Rice
                  Vice President                          Jennifer K. Rinnander
                  Vice President and Compliance Officer   Lisa M. Buono

         (c) Not applicable.

Item 28.  Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant's Transfer Agent, PFPC Inc., 3200 Horizon Drive, King Prussia, PA 19406, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii),
(4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025

Item 29.  Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 30.  Undertakings.

         Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the Trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 26 th day of July, 2000.




                                                              Metropolitan West Funds


                                                              By:      /s/ Scott B. Dubchansky*
                                                                       ----------------------------------
                                                                       Scott B. Dubchansky
                                                                       Chairman of the Board of Trustees,
                                                                       President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration
Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Scott B. Dubchansky*                    Chairman of the Board of Trustees,                   July 26, 2000
---------------------------                 President and Principal Executive Officer
Scott B. Dubchansky


/s/ Arlana Williams       *                 Principal Treasurer and                              July 26, 2000
---------------------------                 Accounting and Financial Officer
Arlana Williams


/s/ Keith T. Holmes*                        Trustee                                              July 26, 2000
---------------------------

Keith T. Holmes


/s/ Laird R. Landmann*                      Trustee                                              July 26, 2000
---------------------------

Laird R. Landmann


/s/ Martin Luther King III*                 Trustee                                              July 26, 2000
---------------------------

Martin Luther King III


/s/ Daniel D. Villanueva*                   Trustee                                              July 26, 2000
---------------------------

Daniel D. Villanueva


/s/ James M. Lippman*                       Trustee                                              July 26, 2000
---------------------------

James M. Lippman

*by /s/ David A. Hearth
---------------------------
    David A. Hearth, Attorney-in-Fact
    pursuant to Power of Attorney
    previously filed

                               INDEX TO EXHIBITS


Exhibit to Item 23
------------------


      (d)     Investment Management Agreement, as amended March 27, 2000

      (h)(1)  Services Agreement dated March 31, 1999

      (h)(2)  Amendment to Services Agreement dated February 28, 2000

      (h)(3)  Operating Expense Agreement, as amended March 27, 2000

      (i)(3)  Opinion of Counsel as to legality of Class I shares

      (j)(1)  Consent of Independent Public Accountants - Class M shares

      (j)(2)  Consent of Independent Public Accountants - Class I shares

      (m)     Share Marketing Plan as amended March 31, 2000

      (p)(1)  Metropolitan West Funds Code of Ethics

      (p)(2)  Metropolitan West Asset Management Employee Policy Compliance

                                                                   EXHIBIT 23(d)

                            METROPOLITAN WEST FUNDS

                         INVESTMENT MANAGEMENT AGREEMENT
                         -------------------------------

                  THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is made as of the 31st day of March, 1997, as amended and restated on May 18, 1998, by and between Metropolitan West Funds a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and Metropolitan West Asset Management LLC, a California limited liability company (hereinafter called the "Manager").

                                   WITNESSETH:

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

                  WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

                  WHEREAS, this Agreement has been amended and restated in order to (i) make explicit the requirement that the disinterested Trustees of the Trust must approve any recoupment of contingent deferred expense reimbursements and any contingent deferred management fees now permitted under Section 8(d) of the Agreement, and (ii) eliminate obsolete references to expense limitations under state law;

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF MANAGER. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

                  2. DUTIES OF MANAGER.

                           (a) GENERAL DUTIES. The Manager shall act as
investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund's administrator under separate agreement; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                           (b) BROKERAGE. The Manager shall place orders for the
purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

                  It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

                  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                           (c) ADMINISTRATIVE SERVICES. The Manager shall
oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs
(a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

                  3. BEST EFFORTS AND JUDGMENT. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

                  4. INDEPENDENT CONTRACTOR. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. MANAGER'S PERSONNEL. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

                  6. REPORTS BY FUNDS TO MANAGER. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

                  7.       EXPENSES.

                           (a) With respect to the operation of each Fund, the
Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                           (b) Each Fund is responsible for and has assumed the
obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) To the extent the Manager incurs any costs by
assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

                  8. INVESTMENT ADVISORY AND MANAGEMENT FEE.

                           (a) Each Fund shall pay to the Manager, and the
Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

                           (a) The management fee shall be accrued daily by each
Fund and paid to the Manager on the first business day of the succeeding month.

                           (c) The initial fee under this Agreement shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The Manager may reduce any portion of the
compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding to the extent approved by the Trust's disinterested Trustees if the aggregate expenses for the next succeeding fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed the expense limitation to which the Manager has agreed. The Manager may elect to seek reimbursement for the oldest reductions and waivers before payment by a Fund of fees or expenses for the current year.

                           (e) The Manager may agree not to require payment of
any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

                  9. FUND SHARE ACTIVITIES OF MANAGER'S OFFICERS AND EMPLOYEES. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

                  10. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

                  11. MANAGER'S LIABILITIES.

                           (a) In the absence of willful misfeasance, bad faith,
gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

                           (b) The Funds shall indemnify and hold harmless the
Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (c) No provision of this Agreement shall be construed
to protect any Trustee or officer of the Trust, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

                  12. NON-EXCLUSIVITY. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

                  13. TERM. This Agreement shall become effective at the time the Trust's initial Registration Statement under the Securities Act of 1933 with respect to the shares of the Trust is declared effective by the Securities and Exchange Commission and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

                  14. TERMINATION. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

                  15. TERMINATION BY ASSIGNMENT. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

                  16. TRANSFER, ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

                  17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  18. DEFINITIONS. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

                  19. NOTICE OF DECLARATION OF TRUST. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

                  20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

METROPOLITAN WEST FUNDS                     METROPOLITAN WEST ASSET
                                            MANAGEMENT, LLC

By:      /s/ Scott Dubchansky               By:          /s/ Tad Rivelle
        ------------------------------               ---------------------------

Title:   President                          Title:       Portfolio Manager
        ------------------------------               ---------------------------

                                                         APPENDIX A to
                                                         Investment Management
                                                         Agreement

                                  FEE SCHEDULE
                                  ------------

                                                                                                     Effective
Name of Fund                                                               Applicable Fee               Date
------------                                                               --------------               ----
Metropolitan West Total Return Bond Fund                                       0.35%               March 27, 2000

Metropolitan West Low Duration Bond Fund                                       0.30%               March 27, 2000

Metropolitan West Short-Term Investment Fund                                   0.25%               March 27, 2000

Metropolitan West AlphaTrak 500 Fund                                   0.35%+/-up to 0.35%(1)       June 29, 1998



METROPOLITAN WEST FUNDS                      METROPOLITAN WEST ASSET
                                             MANAGEMENT, LLC

By:       /s/ Scott Dubchansky               By:          /s/ Tad Rivelle
       -----------------------------                  --------------------------

Title:    President                          Title:       Portfolio Manager
       -----------------------------                  --------------------------


-------------------

1 The basic fee of 0.35% may be adjusted upward or downward (by up to .35% of the Fund's average daily net assets), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 over the same period. The performance period consists of the current month and the prior two months. Each .10% of difference of the Fund's performance compared to the performance of the S&P 500 plus 1.00% is multiplied by a performance adjustment of .035%, up to a maximum adjustment of .35% (as an annual rate).

The Fund's performance is calculated based on its net asset value per share after expenses but before the advisory fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The performance record for the S&P 500 is based on the change in value of that index, and is adjusted for any cash distributions from the companies whose securities comprise the S&P 500.

The performance period initially used for calculating any performance adjustment to the basic fee will begin when the Fund's operations commence and will increase by each succeeding month until a total of three months has been reached. Thus, the first performance period will be one month, the second period will be two months and the third and later periods will be three months. The performance fee adjustment is calculated once per month (but is accrued daily using the prior adjustment).

                                                                EXHIBIT 23(h)(1)

                               SERVICES AGREEMENT

THIS AGREEMENT, dated as of this 31st day of March, 1999 (the "Effective Date") between METROPOLITAN WEST FUNDS (the "Fund"), a Delaware business trust having its principal place of business at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025 and FIRST DATA INVESTOR SERVICES GROUP, INC. ("Investor Services Group"), a Massachusetts corporation with principal offices at 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   WITNESSETH
                                   ----------

         WHEREAS, the Fund is authorized to issue Shares in separate series, with each such series representing interests in a separate portfolio of securities or other assets.

         WHEREAS, the Fund initially intends to offer Shares in those Portfolios identified in the attached Schedule A, each such Portfolio, together with all other Portfolios subsequently established by the Fund shall be subject to this Agreement in accordance with Article 14;

         WHEREAS, the Fund on behalf of the Portfolios, desires to appoint Investor Services Group as its administrator, fund accounting agent, custody administrator, transfer agent, dividend disbursing agent and agent in connection with certain other activities and Investor Services Group desires to accept such appointment;

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Fund and Investor Services Group agree as follows:

Article  1        DEFINITIONS.

         1.1 Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  (a) "Articles of Incorporation" shall mean the Articles of Incorporation, Declaration of Trust, or other similar organizational document as the case may be, of the Fund as the same may be amended from time to time.

                  (b) "Authorized Person" shall be deemed to include (i) any authorized officer of the Fund; or (ii) any person, whether or not such person is an officer or employee of the Fund, duly authorized to give Oral Instructions or Written Instructions on behalf of the Fund as indicated in writing to Investor Services Group from time to time.

                  (c) "Board Members" shall mean the Directors or Trustees of the governing body of the Fund, as the case may be.

                  (d) "Board of Directors" shall mean the Board of Directors or Board of Trustees of the Fund, as the case may be.

                  (e) "Commencement Date" shall mean the date on which Investor Services Group commences providing services to the Fund pursuant to this Agreement.

                  (f) "Commission" shall mean the Securities and Exchange Commission.

                  (g) "Custodian" refers to any custodian or subcustodian of securities and other property which the Fund may from time to time deposit, or cause to be deposited or held under the name or account of such a custodian pursuant to a Custodian Agreement.

                  (h) "1934 Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, all as amended from time to time.

                  (i) "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, all as amended from time to time.

                  (j) "Oral Instructions" shall mean instructions, other than Written Instructions, actually received by Investor Services Group from a person reasonably believed by Investor Services Group to be an Authorized Person;

                  (k) "Portfolio" shall mean each separate series of shares offered by the Fund representing interests in a separate portfolio of securities and other assets;

                  (l) "Prospectus" shall mean the most recently dated Fund Prospectus and Statement of Additional Information, including any supplements thereto if any, which has become effective under the Securities Act of 1933 and the 1940 Act.

                  (m) "Shares" refers collectively to such shares of capital stock or beneficial interest, as the case may be, or class thereof, of each respective Portfolio of the Fund as may be issued from time to time.

                  (n) "Shareholder" shall mean a record owner of Shares of each respective Portfolio of the Fund.

                  (o) "Written Instructions" shall mean a written communication signed by a person reasonably believed by Investor Services Group to be an Authorized Person and actually received by Investor Services Group. Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimile of a manually executed original or other process.

Article  2        APPOINTMENT OF INVESTOR SERVICES GROUP.

         The Fund, on behalf of the Portfolios, hereby appoints and constitutes Investor Services Group as its sole and exclusive transfer agent and dividend disbursing agent for Shares of each respective Portfolio of the Fund and as administrator, fund accounting agent, shareholder servicing agent for the Fund and Investor Services Group hereby accepts such appointments and agrees to perform the duties hereinafter set forth. This Agreement shall be effective as of the Effective Date.

Article  3        DUTIES OF INVESTOR SERVICES GROUP.

         3.1      Investor Services Group shall be responsible for:

                  (a) Administering and/or performing the customary services of a transfer agent; acting as service agent in connection with dividend and distribution functions; and for performing shareholder account and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of Shares of each Portfolio, as more fully described in the written schedule of Duties of Investor Services Group annexed hereto as Schedule B and incorporated herein, and in accordance with the terms of the Prospectus of the Fund on behalf of the applicable Portfolio, applicable law and the procedures established from time to time between Investor Services Group and the Fund.

                  (b) Recording the issuance of Shares and maintaining pursuant to Rule 17Ad-10(e) of the 1934 Act a record of the total number of Shares of each Portfolio which are authorized, based upon data provided to it by the Fund, and issued and outstanding. Investor Services Group shall provide the Fund on a regular basis with the total number of Shares of each Portfolio which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

                  (c) Investor Services Group shall be responsible for the following: performing the customary services of an administrator, including corporate secretarial, treasury and blue sky services, and fund accounting agent for the Fund, as more fully described in the written schedule of Duties of Investor Services Group annexed hereto as Schedule B and incorporated herein, and subject to the supervision and direction of the Board of Directors of the Fund.

                  (d) Notwithstanding any of the foregoing provisions of this Agreement, Investor Services Group shall be under no duty or obligation to inquire into, and shall not be liable for: (i) the legality of the issuance or sale of any Shares or the sufficiency of the amount to be received therefor; (ii) the legality of the redemption of any Shares, or the propriety of the amount to be paid therefor; (iii) the legality of the declaration of any dividend by the Board of Directors, or the legality of the issuance of any Shares in payment of any dividend; or
         (iv) the legality of any recapitalization or readjustment of the Shares.

         3.2 In addition, the Fund shall identify to Investor Services Group in writing those transactions and assets to be treated as exempt from blue sky reporting for each State. The responsibility of Investor Services Group for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.

         3.3 In performing its duties under this Agreement, Investor Services
Group: (a) will act in accordance with the Articles of Incorporation, By-Laws, Prospectuses and with the Oral Instructions and Written Instructions of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (b) will consult with legal counsel to the Fund, as necessary and appropriate. Furthermore, Investor Services Group shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Fund or any of its Portfolios and shall not provide any investment advisory services to the Fund or any of its Portfolios.

         3.4 In addition to the duties set forth herein, Investor Services Group shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and Investor Services Group.

Article  4        RECORDKEEPING AND OTHER INFORMATION.

         4.1 Investor Services Group shall create and maintain all records required of it pursuant to its duties hereunder and as set forth in Schedule B in accordance with all applicable laws, rules and regulations, including records required by Section 31(a) of the 1940 Act. Where applicable, such records shall be maintained by Investor Services Group for the periods and in the places required by Rule 31a-2 under the 1940 Act.

         4.2 To the extent required by Section 31 of the 1940 Act, Investor Services Group agrees that all such records prepared or maintained by Investor Services Group relating to the services to be performed by Investor Services Group hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such section, and will be surrendered promptly to the Fund on and in accordance with the Fund's request.

         4.3 In case of any requests or demands for the inspection of Shareholder records of the Fund, Investor Services Group will endeavor to notify the Fund of such request and secure Written Instructions as to the handling of such request. Investor Services Group reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to comply with such request.

Article  5        FUND INSTRUCTIONS.

         5.1 Investor Services Group will have no liability when acting upon Written or Oral Instructions believed to have been executed or orally communicated by an Authorized Person and will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Fund. Investor Services Group will also have no liability when processing Share certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Fund and the proper countersignature of Investor Services Group.

         5.2 At any time, Investor Services Group may request Written Instructions from the Fund and may seek advice from legal counsel for the Fund, or its own legal counsel, with respect to any matter arising in connection with this Agreement, and it shall not be liable for any action taken or not taken or suffered by it in good faith in accordance with such Written Instructions or in accordance with the opinion of counsel for the Fund or for Investor Services Group. Written Instructions requested by Investor Services Group will be provided by the Fund within a reasonable period of time.

         5.3 Investor Services Group, its officers, agents or employees, shall accept Oral Instructions or Written Instructions given to them by any person representing or acting on behalf of the Fund only if said representative is an Authorized Person. The Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund's failure to so confirm shall not impair in any respect Investor Services Group's right to rely on Oral Instructions.

Article  6        COMPENSATION.

         6.1 The Fund on behalf of each of the Portfolios will compensate Investor Services Group for the performance of its obligations hereunder in accordance with the fees and other charges set forth in the written Fee Schedule annexed hereto as Schedule C and incorporated herein.

         6.2 In addition to those fees set forth in Section 6.1 above, the Fund on behalf of each of the Portfolios agrees to pay, and will be billed separately for, out-of-pocket expenses incurred by Investor Services Group in the performance of its duties hereunder. Out-of-pocket expenses shall include, but shall not be limited to, the items specified in the written schedule of out-of-pocket charges annexed hereto as Schedule D and incorporated herein. Schedule D may be modified by written agreement between the parties. Unspecified out-of-pocket expenses shall be limited to those out-of-pocket expenses reasonably incurred by Investor Services Group in the performance of its obligations hereunder.

         6.3 The Fund on behalf of each of the Portfolios agrees to pay all fees, charges and out-of-pocket expenses to Investor Services Group by Federal Funds Wire within fifteen (15) business days following the receipt of the respective invoice. In addition, with respect to all fees under this Agreement, Investor Services Group may charge a service fee equal to the lesser of (i) one and one half percent (1 1/2%) per month or (ii) the highest interest rate legally permitted on any past due invoiced amounts, provided however, the foregoing service fee shall not apply if the Fund in good faith legitimately disputes any invoice amount in which case the Fund shall do the following within thirty (30) days of the postmark date: (a) pay Investor Services Group the undisputed amount of the invoice; and (b) provide Investor Services Group a detailed written description of the disputed amount and the basis for the Fund's dispute with such amount. In addition, the Fund shall cooperate with Investor Services Group in resolving disputed invoice amounts and then promptly paying such amounts determined to be due.

         6.4 Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule C, a revised Fee Schedule executed and dated by the parties hereto.

         6.5 Investor Services Group will from time to time employ or associate with itself such person or persons as Investor Services Group may believe to be particularly suited to assist it in performing services under this Agreement. Such person or persons may be officers and employees who are employed by both Investor Services Group and the Fund. The compensation of such person or persons shall be paid by Investor Services Group and no obligation shall be incurred on behalf of the Fund in such respect.

         6.6 Investor Services Group shall not be required to pay any of the following expenses incurred by the Fund: membership dues in the Investment Company Institute or any similar organization; investment advisory expenses; costs of printing and mailing stock certificates, prospectuses, reports and notices; interest on borrowed money; brokerage commissions; stock exchange listing fees; taxes and fees payable to Federal, state and other governmental agencies; fees of Board Members of the Fund who are not affiliated with Investor Services Group; outside auditing expenses; outside legal expenses; Blue Sky registration or filing fees; or other expenses not specified in this Section 6.7 which may be properly payable by the Fund. Investor Services Group shall not be required to pay any Blue Sky registration or filing fees unless and until it has received the amount of such fees from the Fund.

Article  7        DOCUMENTS.

         In connection with the appointment of Investor Services Group, the Fund shall, on or before the date this Agreement goes into effect, but in any case within a reasonable period of time for Investor Services Group to prepare to perform its duties hereunder, deliver or caused to be delivered to Investor Services Group the documents set forth in the written schedule of Fund Documents annexed hereto as Schedule E.

Article  8        INVESTOR SERVICES GROUP SYSTEM.

         8.1 Investor Services Group shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights originally provided by and used by Investor Services Group in connection with the services provided by Investor Services Group to the Fund herein (the "Investor Services Group System").

         8.2 Investor Services Group hereby grants to the Fund a limited license to the Investor Services Group System for the sole and limited purpose of having Investor Services Group provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

         8.3 In the event that the Fund, including any affiliate or agent of the Fund or any third party acting on behalf of the Fund is provided with direct access to the Investor Services Group System for either account inquiry or to transmit transaction information, including but not limited to maintenance, exchanges, purchases and redemptions, such direct access capability shall be limited to direct entry to the Investor Services Group System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry and any other non-conforming method of transmission of information to the Investor Services Group System is strictly prohibited without the prior written consent of Investor Services Group.

Article  9        REPRESENTATIONS AND WARRANTIES.

         9.1 Investor Services Group represents and warrants to the Fund that:

                  (a) it is a corporation duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts;

                  (b) it is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement;

                  (c) all requisite corporate proceedings have been taken to authorize it to enter into this Agreement;

                  (d) it is duly registered with its appropriate regulatory agency as a transfer agent and such registration will remain in effect for the duration of this Agreement; and

                  (e) it has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

         9.2 The Fund represents and warrants to Investor Services Group that:

                  (a) it is duly organized, existing and in good standing under the laws of the jurisdiction in which it is organized;

                  (b) it is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into this Agreement;

                  (c) all corporate proceedings required by said Articles of Incorporation or governing trust agreement, By-Laws and applicable laws have been taken to authorize it to enter into this Agreement;

                  (d) a registration statement under the Securities Act of 1933, as amended, and the 1940 Act on behalf of each of the Portfolios is currently effective and will remain effective, and, to the knowledge of the Fund's officers, all appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale;

                  (e) all outstanding Shares are validly issued, fully paid and non-assessable and when Shares are hereafter issued in accordance with the terms of the Fund's Articles of Incorporation or governing trust agreement and its Prospectus with respect to each Portfolio, such Shares shall be validly issued, fully paid and non-assessable; and

                  (f) as of the date hereof, each Portfolio is duly registered and lawfully eligible for sale in each jurisdiction indicated for such Portfolio on the list furnished to Investor Services Group pursuant to
         Article 7 of this Agreement and that it will notify Investor Services Group immediately of any changes to the aforementioned list.

         9.3 THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INVESTOR SERVICES GROUP DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO THE FUND OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO SERVICES PROVIDED UNDER THIS AGREEMENT. INVESTOR SERVICES GROUP DISCLAIMS ANY WARRANTY OF TITLE OR NON-INFRINGEMENT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

Article 10        INDEMNIFICATION.

         10.1 Investor Services Group shall not be responsible for and the Fund on behalf of each Portfolio shall indemnify and hold Investor Services Group harmless from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against Investor Services Group or for which Investor Services Group may be held to be liable (a "Claim") arising out of or attributable to any of the following:

                  (a) any actions of Investor Services Group required to be taken pursuant to this Agreement unless such Claim resulted from a negligent act or omission to act or bad faith by Investor Services Group in the performance of its duties hereunder;

                  (b) Investor Services Group's reasonable reliance on, or reasonable use of information, data, records and documents (including but not limited to magnetic tapes, computer printouts, hard copies and microfilm copies) received by Investor Services Group from the Fund, or any authorized third party acting on behalf of the Fund, including but not limited to the prior transfer agent for the Fund, in the performance of Investor Services Group's duties and obligations hereunder;

                  (c) the reliance on, or the implementation of, any Written or Oral Instructions or any other instructions or requests of the Fund on behalf of the applicable Portfolio;

                  (d) the offer or sales of shares in violation of any requirement under the securities laws or regulations of any state that such shares be registered in such state or in violation of any stop order or other determination or ruling by any state with respect to the offer or sale of such shares in such state, except for those violations caused by Investor Services Group's negligence or willful misconduct in performing blue sky services described in Section II(g) of Schedule B; and

                  (e) the Fund's refusal or failure to comply with the terms of this Agreement, or any Claim which arises out of the Fund's negligence or misconduct or the breach of any representation or warranty of the Fund made herein.

         10.2 The Fund agrees and acknowledges that Investor Services Group has not prior to the date hereof assumed, and will not assume, any obligations or liabilities arising out of the conduct by the Company prior to the date hereof of those duties which Investor Services Group has agreed to perform pursuant to this Agreement, except for those obligations, liabilities and duties for which Investor Services Group is responsible under prior written agreements with the Fund. The Fund further agrees to indemnify Investor Services Group against any losses, claims, damages or liabilities to which Investor Services Group may become subject in connection with the conduct by the Fund or its agent of such duties prior to the date hereof.

         10.3 In any case in which the Fund may be asked to indemnify or hold Investor Services Group harmless, Investor Services Group will notify the Fund promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Fund although the failure to do so shall not prevent recovery by Investor Services Group and shall keep the Fund advised with respect to all developments concerning such situation. The Fund shall have the option to defend Investor Services Group against any Claim which may be the subject of this indemnification, and, in the event that the Fund so elects, such defense shall be conducted by counsel chosen by the Fund and satisfactory to Investor Services Group, and thereupon the Fund shall take over complete defense of the Claim and Investor Services Group shall sustain no further legal or other expenses in respect of such Claim. Investor Services Group will not confess any Claim or make any compromise in any case in which the Fund will be asked to provide indemnification, except with the Fund's prior written consent. The obligations of the parties hereto under this Article 10 shall survive the termination of this Agreement.

         10.4 Any claim for indemnification under this Agreement must be made prior to the earlier of:

                  (a) one year after the Investor Services Group becomes aware of the event for which indemnification is claimed; or

                  (b) one year after the earlier of the termination of this Agreement or the expiration of the term of this Agreement.

         10.5 Except for remedies that cannot be waived as a matter of law (and injunctive or provisional relief), the provisions of this Article 10 shall be Investor Services Group's sole and exclusive remedy for claims or other actions or proceedings to which the Fund's indemnification obligations pursuant to this
Article 10 may apply.

Article  11       STANDARD OF CARE.

         11.1 Investor Services Group shall at all times act in good faith and agrees to use its best efforts within commercially reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for loss or damage to the Fund unless said errors are caused by Investor Services Group's own negligence, bad faith or willful misconduct or that of its employees.

         11.2 Notwithstanding any provision in this Agreement to the contrary, Investor Services Group's cumulative liability (to the Fund) for all losses, claims, suits, controversies, breaches, or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed the lesser of (i) $500,000 or (ii) the fees received by Investor Services Group for services provided under this Agreement during the twelve months immediately prior to the date of such loss or damage. Fund understands the limitation on Investor Services Group's damages to be a reasonable allocation of risk and Fund expressly consents with respect to such allocation of risk. In allocating risk under the Agreement, the parties agree that the damage limitation set forth above shall apply to any alternative remedy ordered by a court in the event such court determines that sole and exclusive remedy provided for in the Agreement fails of its essential purpose.

         11.3 Neither party may assert any cause of action against the other party under this Agreement that accrued more than two (2) years prior to the filing of the suit (or commencement of arbitration proceedings) alleging such cause of action.

         11.4 Each party shall have the duty to mitigate damages for which the other party may become responsible.

Article  12       CONSEQUENTIAL DAMAGES.

         NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL INVESTOR SERVICES GROUP, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER EITHER PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Article  13       TERM AND TERMINATION.

         13.1 This Agreement shall be effective on the date first written above and shall continue for a period of one (1) year (the "Initial Term").

         13.2 Upon the expiration of the Initial Term, this Agreement shall automatically renew for successive terms of one (1) year ("Renewal Terms") each, unless the Fund or Investor Services Group provides written notice to the other of its intent not to renew. Such notice must be received not less than ninety
(90) days and not more than one-hundred eighty (180) days prior to the expiration of the Initial Term or the then current Renewal Term.

         13.3 In the event a termination notice is given by the Fund and if Investor Services Group is not a Defaulting Party under Section 13.4, all reasonable expenses associated with movement of records and materials and conversion thereof to a successor service provider as described in Schedule F to this Agreement will be borne by the Fund.

         13.4 If a party hereto is guilty of a material failure to perform its duties and obligations hereunder (a "Defaulting Party") the other party (the "Non-Defaulting Party") may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days written notice of such termination to the Defaulting Party. If Investor Services Group is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of Investor Services Group with respect to services performed prior to such termination of rights of Investor Services Group to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

         13.5 Notwithstanding anything contained in this Agreement to the contrary, should the Fund desire to move any of the services provided by Investor Services Group hereunder to a successor service provider prior to the expiration of the then current Initial or Renewal Term, or should the Fund or any of its affiliates take any action which would result in Investor Services Group ceasing to provide transfer agency, administration or fund accounting services to the Fund prior to the expiration of the Initial or any Renewal Term, Investor Services Group shall make a good faith effort to facilitate the conversion on such prior date, however, there can be no guarantee that Investor Services Group will be able to facilitate a conversion of services on such prior date. In connection with the foregoing, should services be converted to a successor service provider or should the Fund or any of its affiliates take any action which would result in Investor Services Group ceasing to provide transfer agency, administration or fund accounting services to the Fund prior to the expiration of the Initial or any Renewal Term, the payment of fees to Investor Services Group as set forth herein shall be accelerated to a date prior to the conversion or termination of services and calculated as if the services had remained with Investor Services Group until the expiration of the then current Initial or Renewal Term and calculated at the asset and/or Shareholder account levels, as the case may be, on the date notice of termination was given to Investor Services Group.

Article  14       ADDITIONAL PORTFOLIOS

         14.1 In the event that the Fund establishes one or more Portfolios in addition to those identified in Schedule A, with respect to which the Fund desires to have Investor Services Group render services as transfer agent under the terms hereof, the Fund shall so notify Investor Services Group in writing, and if Investor Services Group agrees in writing to provide such services, Schedule A shall be amended to include such additional Portfolios.

Article  15       CONFIDENTIALITY.

         15.1 The parties agree that the Proprietary Information (defined below) and the contents of this Agreement (collectively "Confidential Information") are confidential information of the parties and their respective licensors. The Fund and Investor Services Group shall exercise at least the same degree of care, but not less than reasonable care, to safeguard the confidentiality of the Confidential Information of the other as it would exercise to protect its own confidential information of a similar nature. The Fund and Investor Services Group shall not duplicate, sell or disclose to others the Confidential Information of the other, in whole or in part, without the prior written permission of the other party. The Fund and Investor Services Group may, however, disclose Confidential Information to their respective parent corporation, their respective affiliates, their subsidiaries and affiliated companies and employees, provided that each shall use reasonable efforts to ensure that the Confidential Information is not duplicated or disclosed in breach of this Agreement. The Fund and Investor Services Group may also disclose the Confidential Information to independent contractors, auditors, and professional advisors, provided they first agree in writing to be bound by the confidentiality obligations substantially similar to this Section 15.1. Notwithstanding the previous sentence, in no event shall either the Fund or Investor Services Group disclose the Confidential Information to any competitor of the other without specific, prior written consent.

         15.2 Proprietary Information means:

                  (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Fund or Investor Services Group, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

                  (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Fund or Investor Services Group a competitive advantage over its competitors; and

                  (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

         15.3 Confidential Information includes, without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of either party which now exist or come into the control or possession of the other.

         15.4 The obligations of confidentiality and restriction on use herein shall not apply to any Confidential Information that a party proves:

                  (a) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

                  (b) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

                  (c) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

                  (d) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

                  (e) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Confidential Information disclosed under this Agreement.

Article  16       FORCE MAJEURE.

         No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country, (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the party's power to satisfy); or
(v) nonperformance by a third party or any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. In addition, no party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent that such default or delay is caused, directly or indirectly, by the actions or inactions of the other party. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

Article 17        ASSIGNMENT AND SUBCONTRACTING.

         This Agreement, its benefits and obligations shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned or otherwise transferred by either party hereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Investor Services Group may, in its sole discretion, assign all its right, title and interest in this Agreement to an affiliate, parent or subsidiary. Investor Services Group may, in its sole discretion, engage subcontractors to perform any of the obligations contained in this Agreement to be performed by Investor Services Group.

Article 18        ARBITRATION.

         18.1 Any claim or controversy arising out of or relating to this Agreement, or breach hereof, shall be settled by arbitration administered by the American Arbitration Association in Boston, Massachusetts in accordance with its applicable rules, except that the Federal Rules of Evidence and the Federal Rules of Civil Procedure with respect to the discovery process shall apply.

         18.2 The parties hereby agree that judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         18.3 The parties acknowledge and agree that the performance of the obligations under this Agreement necessitates the use of instrumentalities of interstate commerce and, notwithstanding other general choice of law provisions in this Agreement, the parties agree that the Federal Arbitration Act shall govern and control with respect to the provisions of this Article 18.

Article  19       NOTICE.

         Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or Investor Services Group, shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

                  To the Fund:

                  Metropolitan West Funds
                  11766 Wilshire Blvd, Suite 1580
                  Los Angeles, California 90025
                  Attention:  Scott B. Dubchansky
                          Chairman, President and Principal Executive Officer

                  To Investor Services Group:

                  First Data Investor Services Group, Inc.
                  4400 Computer Drive
                  Westboro, Massachusetts  01581
                  Attention:  President

                  with a copy to Investor Services Group's General Counsel

Article 20        GOVERNING LAW/VENUE.

         The laws of the Commonwealth of Massachusetts, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this agreement. All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Boston, and Investor Services Group and the Fund hereby submit themselves to the exclusive jurisdiction of those courts.

Article 21        COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

Article 22        CAPTIONS.

         The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Article 23        PUBLICITY.

         Neither Investor Services Group nor the Fund shall release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the transactions contemplated by it without the prior review and written approval of the other party; provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

Article 24        RELATIONSHIP OF PARTIES/NON-SOLICITATION.

         24.1 The parties agree that they are independent contractors and not partners or co-venturers and nothing contained herein shall be interpreted or construed otherwise.

         24.2 During the term of this Agreement and for one (1) year afterward, the Fund shall not recruit, solicit, employ or engage, for the Fund or others, Investor Services Group's employees.

Article 25        ENTIRE AGREEMENT; SEVERABILITY.

         25.1 This Agreement, including Schedules, Addenda, and Exhibits hereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous proposals, agreements, contracts, representations, and understandings, whether written or oral, between the parties with respect to the subject matter hereof. No change, termination, modification, or waiver of any term or condition of the Agreement shall be valid unless in writing signed by each party. No such writing shall be effective as against Investor Services Group unless said writing is executed by a Senior Vice President, Executive Vice President, or President of Investor Services Group. A party's waiver of a breach of any term or condition in the Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

         25.2 The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.

Article 26.       YEAR 2000 COMPLIANCE.

         26.1     For purposes of this Agreement, "Year 2000 Compliant" means:

                  (a) date data will process without error or interruption due solely to the change in century, in any level of computer hardware or software Investor Services Group provides, including, but not limited to, microcode, firmware, system and application programs, files and databases; and

                  (b) there will be no loss of any functionality of the Investor Services Group System due solely to the change in century, with respect to the introduction, processing or output of date records.

         26.2 Investor Services Group represents and warrants that:

                  (a) The Investor Services Group System was Year 2000 Compliant by December 31, 1998; provided, however, that Investor Services Group will be in a process of testing the Investor Services Group System in regard to Year 2000 Compliance throughout calendar year 1999 and any temporary and immaterial loss of functionality occurring during the ordinary course of this testing and fixing process shall not be considered a failure of Investor Services Group to be Year 2000 Compliant.

                  (b) The Investor Services Group System will continue to be interoperable, in the same manner as it is prior to January 1, 2000, with software and hardware which may deliver records to, receive records from or interact with the Investor Services Group System in the course of processing data, provided that such other software and hardware is Year 2000 Compliant as defined herein and complies with the interface and format standards specified by Investor Services Group.

         26.3 The Fund agrees to cooperate fully, and to ensure that its vendors cooperate fully, with Investor Services Group to ensure the interoperability of the Investor Services Group System with hardware and software of the Fund and its vendors. Investor Services Group shall have the right, at its discretion, to reject any data file which it in good faith believes will interfere with the ability of the Investor Services Group System to be Year 2000 Compliant.

Article  27       MISCELLANEOUS.

         The Fund and Investor Services Group agree that the obligations of the Fund under the Agreement shall not be binding upon any of the Board Members, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund individually, but are binding only upon the assets and property of the Fund, as provided in the Articles of Incorporation or governing trust agreement. The execution and delivery of this Agreement have been authorized by the Board Members of the Fund, and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Board Members nor such execution and delivery by such officer shall be deemed to have been made by any of them or any shareholder of the Fund individually or to impose any liability on any of them or any shareholder of the Fund personally, but shall bind only the assets and property of the Fund as provided in the Articles of Incorporation or governing trust agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                    METROPOLITAN WEST FUNDS

                                    By: /s/ Scott Dubchansky
                                       -----------------------------------------
                                    Title:   President
                                           -------------------------------------


                                    FIRST DATA INVESTOR SERVICES GROUP, INC.


                                    By: /s/ Kenneth J. Kempf
                                       -----------------------------------------
                                    Title:  Senior Vice President
                                           -------------------------------------

                                   SCHEDULE A
                                   ----------

                               LIST OF PORTFOLIOS

                    Metropolitan West Total Return Bond Fund
                    Metropolitan West Low Duration Bond Fund
                      Metropolitan West AlphaTrak 500 Fund

                                   SCHEDULE B
                                   ----------

                        DUTIES OF INVESTOR SERVICES GROUP

I.       TRANSFER AGENCY SERVICES
         ------------------------

         (a) SHAREHOLDER INFORMATION. Investor Services Group shall maintain a record of the number of Shares held by each Shareholder of record which shall include name, address, taxpayer identification and which shall indicate whether such Shares are held in certificates or uncertificated form.

         (b) SHAREHOLDER SERVICES. Investor Services Group shall respond as appropriate to all inquiries and communications from Shareholders relating to Shareholder accounts with respect to its duties hereunder and as may be from time to time mutually agreed upon between Investor Services Group and the Fund.

         (c) SHARE CERTIFICATES. (Applicable only if the Fund issues share certificates)

         - At the expense of the Fund, the Fund shall supply Investor Services Group with an adequate supply of blank share certificates to meet Investor Services Group requirements therefor. Such Share certificates shall be properly signed by facsimile. The Fund agrees that, notwithstanding the death, resignation, or removal of any officer of the Fund whose signature appears on such certificates, Investor Services Group or its agent may continue to countersign certificates which bear such signatures until otherwise directed by Written Instructions.

         - Investor Services Group shall issue replacement Share certificates in lieu of certificates which have been lost, stolen or destroyed, upon receipt by Investor Services Group of properly executed affidavits and lost certificate bonds, in form satisfactory to Investor Services Group, with the Fund and Investor Services Group as obligees under the bond.

         - Investor Services Group shall also maintain a record of each certificate issued, the number of Shares represented thereby and the Shareholder of record. With respect to Shares held in open accounts or uncertificated form (i.e., no certificate being issued with respect thereto) Investor Services Group shall maintain comparable records of the Shareholders thereof, including their names, addresses and taxpayer identification. Investor Services Group shall further maintain a stop transfer record on lost and/or replaced certificates.

         (d) MAILING COMMUNICATIONS TO SHAREHOLDERS; PROXY MATERIALS. Investor Services Group will address and mail to Shareholders of the Fund, all reports to Shareholders, dividend and distribution notices and proxy material for the Fund's meetings of Shareholders. In connection with meetings of Shareholders, Investor Services Group will prepare Shareholder lists, mail and certify as to the mailing of proxy materials, process and tabulate returned proxy cards, report on proxies voted prior to meetings, act as inspector of election at meetings and certify Shares voted at meetings.

         (e) SALES OF SHARES.

     - Investor Services Group shall not be required to issue any Shares of the Fund where it has received a Written Instruction from the Fund or official notice from any appropriate authority that the sale of the Shares of the Fund has been suspended or discontinued. The existence of such Written Instructions or such official notice shall be conclusive evidence of the right of Investor Services Group to rely on such Written Instructions or official notice.

     - In the event that any check or other order for the payment of money is returned unpaid for any reason, Investor Services Group will endeavor to: (i) give prompt notice of such return to the Fund or its designee;
         (ii) place a stop transfer order against all Shares issued as a result of such check or order; and (iii) take such actions as Investor Services Group may from time to time deem appropriate.

         (f)      TRANSFER AND REPURCHASE.

     - Investor Services Group shall process all requests to transfer or redeem Shares in accordance with the transfer or repurchase procedures set forth in the Fund's Prospectus.

     - Investor Services Group will transfer or repurchase Shares upon receipt of Oral or Written Instructions or otherwise pursuant to the Prospectus and Share certificates, if any, properly endorsed for transfer or redemption, accompanied by such documents as Investor Services Group reasonably may deem necessary.

     - Investor Services Group reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the endorsement on the instructions is valid and genuine. Investor Services Group also reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the requested transfer or repurchase is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or repurchases which Investor Services Group, in its good judgement, deems improper or unauthorized, or until it is reasonably satisfied that there is no basis to any claims adverse to such transfer or repurchase.

     - When Shares are redeemed, Investor Services Group shall, upon receipt of the instructions and documents in proper form, deliver to the Custodian and the Fund or its designee a notification setting forth the number of Shares to be repurchased. Such repurchased shares shall be reflected on appropriate accounts maintained by Investor Services Group reflecting outstanding Shares of the Fund and Shares attributed to individual accounts.

     - Investor Services Group shall upon receipt of the monies provided to it by the Custodian for the repurchase of Shares, pay such monies as are received from the Custodian, all in accordance with the procedures described in the written instruction received by Investor Services Group from the Fund.

     - Investor Services Group shall not process or effect any repurchase with respect to Shares of the Fund after receipt by Investor Services Group or its agent of notification of the suspension of the determination of the net asset value of the Fund.

         (g)      DIVIDENDS.

     - Upon the declaration of each dividend and each capital gains distribution by the Board of Directors of the Fund with respect to Shares of the Fund, the Fund shall furnish or cause to be furnished to Investor Services Group Written Instructions setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the date of payment thereof, the record date as of which Shareholders entitled to payment shall be determined, the amount payable per Share to the Shareholders of record as of that date, the total amount payable on the payment date and whether such dividend or distribution is to be paid in Shares at net asset value.

     - On or before the payment date specified in such resolution of the Board of Directors, the Fund will provide Investor Services Group with sufficient cash to make payment to the Shareholders of record as of such payment date.

     - If Investor Services Group does not receive sufficient cash from the Fund to make total dividend and/or distribution payments to all Shareholders of the Fund as of the record date, Investor Services Group will, upon notifying the Fund, withhold payment to all Shareholders of record as of the record date until sufficient cash is provided to Investor Services Group.

         (h) RETIREMENT PLANS. In connection with the individual retirement account, simplified employee pension plan, rollover individual retirement plan, educational IRA and ROTH individual retirement account (each hereinafter referred to as an "IRA" and, collectively, the "IRAs") within the meaning of
Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") offered by the Fund for which contributions of the Funds' shareholders (the "Participants") in the IRA's are invested in shares of the Fund, Investor Services Group shall provide the following administrative services in addition to those services described herein:

         - Establish a record of types and reasons for distributions (i.e., attainment of age 59-1/2, disability, death, return of excess contributions, etc.);

         -    Record method of distribution requested and/or made;

         -    Receive and process designation of the beneficiary forms;

         - Examine and process requests for direct transfers between custodians/trustees, transfer and pay over to the successor assets in the account and records pertaining thereto as requested;

         - Prepare any annual reports or returns required to be prepared and/or filed by a custodian of an IRA, including, but not limited to, an annual fair market value report, Forms 1099R and 5498 and file with the IRS and provide to Participant/Beneficiary; and

         -    Perform applicable federal withholding and send
              Participants/Beneficiaries an annual TEFRA notice regarding required federal tax withholding.

         (i) CASH MANAGEMENT SERVICES. Funds received by Investor Services Group in the course of performing its services hereunder will be held in demand deposit bank accounts or money market fund accounts in the name of Investor Services Group (or its nominee) as agent for the Fund. Investor Services Group shall be entitled to retain any excess interest, dividends, balance credits or fee reductions or other concessions or benefits earned or generated by or associated with such accounts or made available by the institution at which such accounts are maintained after such benefits are first applied towards banking service fees charged to the Fund by such institution.

         (j) LOST SHAREHOLDERS. Investor Services Group shall perform such services as are required in order to comply with Rules 17a-24 and 17Ad-17 of the 34 Act (the Lost Shareholder Rules"), including, but not limited to those set forth below. Investor Services Group may, in its sole discretion, use the services of a third party to perform the some or all such services.

         -    documentation of electronic search policies and procedures;

         -    execution of required searches;

         -    creation and mailing of confirmation letters;

         -    taking receipt of returned verification forms;

         - providing confirmed address corrections in batch via electronic media;;

         - tracking results and maintaining data sufficient to comply with the Lost Shareholder Rules; and

         - preparation and submission of data required under the Lost Shareholder Rules.

         (k) MISCELLANEOUS. In addition to and neither in lieu nor in contravention of the services set forth above, Investor Services Group shall:
(i) perform all the customary services of a transfer agent, registrar, dividend disbursing agent and agent of the dividend reinvestment and cash purchase plan as described herein consistent with those requirements in effect as at the date of this Agreement. The detailed definition, frequency, limitations and associated costs (if any) set out in the attached fee schedule, include but are not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, tabulating proxies, mailing Shareholder reports to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts where applicable, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders.

II.      ADMINISTRATION SERVICES
         -----------------------

         (a) Maintaining office facilities (which may be in the offices of Investor Services Group or a corporate affiliate) and furnishing corporate officers for the Fund;

         (b) Furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies;

         (c) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, as follows:

     -   Expense Accrual Monitoring

     -   Determination of Dividends

     - Preparation materials for review by the Board, e.g., Rules 2a-7,10f-3, 17a-7, 17e-1 and 144A

     -   Tax and Financial Counsel

     -   Creation of expense pro formas for new Portfolios/classes

     -   Reporting to investment company reporting agencies (i.e., Lipper)

     -   Compliance Testing including Section 817(h) (daily, weekly or monthly)

         (d) Preparing reports to the Fund's Shareholders and the SEC including, but not necessarily limited to, Annual Reports and Semi-Annual Reports on Form N-SAR;

         (e) Preparing and filing the Fund's tax returns and providing shareholder tax information to the Fund's transfer agent;

         (f) Assisting the Adviser, at the Adviser's request, in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures to assist the Adviser in monitoring compliance with each Portfolio's investment objective, policies, restrictions, tax matters and applicable laws and regulations;

         (g) Performing "Blue Sky" compliance functions, as follows:

     - Effecting and maintaining, as the case may be, the registration of Shares of the Fund for sale under the securities laws of the jurisdictions listed in the Written Instructions of the Fund, which instructions will include the amount of Shares to be registered as well as the warning threshold to be maintained. Any Written Instructions not received at least 45 days prior to the date the Fund intends to offer or sell its Shares cannot be guaranteed a timely notification to the states. In addition, Investor Services Group shall not be responsible for providing to any other service provider of the Fund a list of the states in which the Fund may offer and sell its Shares.

     - Filing with each appropriate jurisdiction the appropriate materials relating to the Fund. The Fund shall be responsible for providing such materials to Investor Services Group, and Investor Services Group shall make such filings promptly after receiving such materials.

     - Providing to the Fund quarterly reports of sales activity in each jurisdiction in accordance with the Written Instructions of the Fund. Sales will be reported by shareholder residence. NSCC trades and order clearance will be reported by the state provided by the dealer at the point of sale. Trades by omnibus accounts will be reported by trustee state of residence in accordance with the Written Instructions of the Fund outlining the entities which are permitted to maintain omnibus positions with the Fund.

     - In the event sales of Shares in a particular jurisdiction reach or exceed the warning levels provided in the Written Instructions of the Fund, Investor Services Group will promptly notify the Fund with a recommendation of the amount of Shares to be registered in such jurisdiction and the fee for such registration. Investor Services Group will not register additional Shares in such jurisdiction unless and until Investor Services Group shall have received written instructions from the Fund to do so.

     - If Investor Services Group is instructed by the Fund not to register Shares in a particular jurisdiction, Investor Services Group will use its best efforts to cause any sales in such jurisdictions to be blocked, and such sales will not be reported to Investor Services Group as sales of Shares of the Fund.

         (h) Performing corporate secretarial services including the following:

     - Assist in maintaining corporate records and good standing status of Fund in its state of organization

     - Develop and maintain calendar of annual and quarterly board approvals and regulatory filings

     - Prepare notice, agenda, memoranda, resolutions and background materials for legal approvals at quarterly board meetings and committee meetings; attend meetings; make presentations where appropriate; prepare minutes; follow up on issues

     - Provide support for one special in person board meeting per year and written consent votes where needed

         (i) Performing the following legal services:

     -   Prepare and file annual Post-Effective Amendment

     -   Prepare and file Rule 24f-2 Notice

     -   Review and file Form N-SAR

     -   Review, Edgarize and file Annual and Semi-Annual Financial Reports

     - Communicate significant regulatory or legislative developments to Fund management and directors and provide related planning assistance where needed

     - Consult with Fund management regarding portfolio compliance and Fund corporate and regulatory issues as needed

     - Maintain effective communication with outside counsel and review legal bills of outside counsel

     - Coordinate the printing and mailing process with outside printers for all shareholder publications

     -   Arrange D&O/E&O insurance and fidelity bond coverage for Fund

     - Assist in monitoring Fund Code of Ethics reporting and provide such reports to the person designated under the Fund's Code

         (j) Performing, in accordance with the Written Instructions of the Fund, the following Special Legal Services in accordance with the pricing structure listed on the Fee Schedule attached to this Agreement as Schedule C:

     - Assist in managing SEC audit of the Fund at the Adviser's principal place of business

     -   Review sales material and advertising for Fund Prospectus compliance

     -   Assist in new Portfolio start-up (to the extent requested)

                  Coordinate time and responsibility schedules
                  Prepare Fund corporate documents (MTA/by-laws) Draft/file registration statement (including investment objectives/policies and prospectuses)
                  Respond to and negotiate SEC comments
                  Draft notice, agenda and resolutions for organizational meeting; attend board meeting; make presentations where appropriate; prepare minutes and follow up on issues

     - Assist in developing compliance guidelines and procedures to improve overall compliance by Fund and service providers

     - Prepare notice, agenda, memoranda and background materials for special board meetings, make presentations where appropriate, prepare minutes and follow up on issues

     - Prepare proxy material for special meetings (including fund merger documents)

     - Prepare Post-Effective Amendments for special purposes (E.G., new funds or classes, changes in advisory relationships, mergers, restructurings)

     -   Prepare special Prospectus supplements where needed

     - Assist in extraordinary non-recurring projects, including providing consultative legal services, e.g.,

                  Arrange CDSC financial programs
                  Prospectus simplification
                  Profile prospectuses
                  Exemptive order applications

III.     FUND ACCOUNTING SERVICES
         ------------------------

         Performing fund accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act) as follows:

     -   Daily, Weekly, and Monthly Reporting

     -   Portfolio and General Ledger Accounting

     -   Daily Valuation of all Portfolio Securities

     -   Daily Valuation and NAV Calculation

     -   Comparison of NAV to market movement

     - Review research of price tolerance/fluctuation report to market movements and events

     -   Research of items appearing on the price exception report

     - Weekly cost monitoring along with market-to-market valuations in accordance with Rule 2a-7

     -   Security trade processing

     -   Daily cash and position reconciliation with the custodian bank

     - Daily updating of price and distribution rate information to the Transfer Agent/Insurance Agent

     -   Daily support and report delivery to Portfolio Management

     -   Daily calculation of Portfolio adviser fees and waivers

     -   Daily calculation of distribution rates

     -   Daily investable cash call

     -   Monitor and research aged receivables

     -   Collect aged income items and perform reclaims

     -   Update NASDAQ reporting

     - Daily maintenance of each Portfolio's general ledger including expense accruals

     -   Daily NAV per share notification to other vendors as required

     -   Calculation of 30-day SEC yields and total returns

     -   Preparation of month-end reconciliation package

     -   Monthly reconciliation of Portfolio expense records

     -   Application of monthly pay down gain/loss

     -   Preparation of all annual and semi-annual audit work papers

IV.      CUSTODY ADMINISTRATION SERVICES
         -------------------------------

         Performing custody administration services as follows:

     - Assign a custody administrator to accept, control and process the Fund's daily portfolio transactions through direct computer link with the Custodian

     - Match and review DTC eligible ID's and trade information with the Fund's instructions for accuracy and coordinating with the Custodian and the Fund's accounting agent for recording and affirmation processing with the depository

     - Systematically settle all depository eligible issues. Transactions requiring physical delivery will be settled through the Custodian's New York office.

     - Assist the Fund in placing cash management trades through the Custodian, suit as commercial paper, CD's and repurchase agreements

     - Provide the Adviser with daily custodian statements reflecting all prior day cash activity on behalf of each Portfolio by 8:30 a.m. Eastern time. Complete description of any posting, inclusive of Sedol/CUSIP numbers, interest/dividend payment date, capital stock details, expense authorizations, beginning/ending cash balances, etc., will be provided by the Custodian's reports or systems.

     - Provide monthly activity statements combining both cash changes and security trades, and a full portfolio listing.

     - Communicate to the Fund on any corporate actions, capital changes and interest rate changes supported by appropriate supplemental reports received from the Custodian. Follow-up will be made with the Custodian to ensure all necessary actions and/or paperwork is complete.

     - Coordinate and resolve unsettled dividends, interest, paydowns and capital changes. Assist in resolution of failed transactions and any settlement problems.

     -   Provide automated mortgage-backed processing through the Custodian

     - Provide broker interface ensuring trade settlement with failed trade follow-up

     - Provide the Fund's auditor's with trade documentation to help expedite the Fund's audit

                                   SCHEDULE C
                                   ----------

                                  FEE SCHEDULE

I.       STANDARD FEES AND CHARGES:
         --------------------------

A.         FUND ADMINISTRATION  (1/12th payable monthly)

           .0015           On the First              $ 50 Million of Average Daily Net Assets
           .0010           On the Next               $ 50 Million of Average Daily Net Assets
           .0005           Over                      $100 Million of Average Daily Net Assets

           The above fee schedule is applicable to TOTAL NET ASSETS of all Portfolios within a group. Annual minimum fees are $55,000 for the first Portfolio, $12,000 for each additional domestic Portfolio or class.

           Investor Services Group will provide the Fund with a $1,000 per quarter credit for out-of-pocket expenses.

B.         TRANSFER AGENCY AND SHAREHOLDER SERVICES

     1.    TRANSFER AGENT AND SHAREHOLDER SERVICES: (1/12th payable monthly)

           $20.00 per account per year per portfolio

           Minimum monthly fee - $1,500 per portfolio

     2.    IRA'S, 403(B) PLANS, DEFINED CONTRIBUTION/BENEFIT PLANS:

           Annual Maintenance Fee - $12.00 per account per year
           (Normally charged to participants)

     3.    FULFILLMENT SERVICES:

           $10.00 per inquiry
           No minimums

     4.    LOST SHAREHOLDER SEARCH/REPORTING:      $2.75 per account search*

                  * The per account search fee shall be waived until June 2000 so long as the Fund retains Keane Tracers, Inc. ("KTI") to provide the Fund with KTI's "In-Depth Research Program" services.

C.         FUND ACCOUNTING AND PORTFOLIO VALUATION FEES

     1. ANNUAL FEE SCHEDULE PER DOMESTIC PORTFOLIO: U.S. Dollar Denominated Securities only
           (1/12th payable monthly)

           $25,000          Minimum to               $ 20 Million of Average Daily Net Assets
           .0003             On Next                 $ 30 Million of Average Daily Net Assets
           .0002             On Next                 $ 50 Million of Average Daily Net Assets
           .0001              Over                   $100 Million of Average Daily Net Assets

     2.    PRICING SERVICES QUOTATION FEE

           Specific costs will be identified based upon options selected by the Fund and will be billed monthly. The cost of a price used for a security held in more than one Portfolio shall be shared among the relevant Portfolios.

           Investor Services Group does not currently pass along charges for U.S. equity prices supplied by Muller Data. Should the Fund invest in security types other than domestic equities supplied by Muller, the following fees would apply.

             ==================================================== ================= ================ ================
             Security Types                                         Muller Data       Interactive      J.J. Kenny
                                                                       Corp.*         Data Corp.*      Co., Inc.*
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Government Bonds                                     $      .50        $      .50       $   .25 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Mortgage-Backed (evaluated, seasoned, closing)              .50               .50           .25 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Corporate Bonds (short and long term)                       .50               .50           .25 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             U.S. Municipal Bonds (short and long term)                  .55               .80           .50 (b)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             CMO's/ARM's/ABS                                            1.00               .80          1.00 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Convertible Bonds                                           .50               .50          1.00 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             High Yield Bonds                                            .50               .50          1.00 (a)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Mortgage-Backed Factors (per Issue per Month)              1.00               n/a             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             U.S. Equities                                              (d)                .15             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             U.S. Options                                                n/a               .15             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Domestic Dividends & Capital Changes
             (per Issue per Month)                                       (d)              3.50             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Foreign Securities                                          .50               .50             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Foreign Securities Dividends & Capital Changes
             (per Issue per Month)                                      2.00              4.00             n/a
             ---------------------------------------------------- ----------------- ---------------- ----------------
             Set-up Fees                                                 n/a             n/a (e)         .25 (c)
             ---------------------------------------------------- ----------------- ---------------- ----------------
             All Added Items                                             n/a               n/a           .25 (c)
             ==================================================== ================= ================ ================

           * Based on current Vendor costs, subject to change. Costs are quoted based on individual security CUSIP/identifiers and are per issue per day.

                (a)   $35.00 per day minimum
                (b)   $25.00 per day minimum
                (c)   $ 1.00, if no CUSIP
                (d)   AT NO ADDITIONAL COST TO INVESTOR SERVICES GROUP CLIENTS
                (e) Interactive Data also charges monthly transmission costs and disk storage charges.

           A)   FUTURES AND CURRENCY FORWARD CONTRACTS   $2.00 per Issue per Day

           B) DOW JONES MARKETS (FORMERLY TELERATE SYSTEMS, INC.)* (if applicable)
                      *Based on current vendor costs, subject to change.
                Specific costs will be identified based upon options selected by the client and will be billed monthly.

           C)   REUTERS, INC.*
                      *Based on current vendor costs, subject to change.

                Investor Services Group does not currently pass along charges for domestic security prices supplied by Reuters, Inc.

           D)   MUNICIPAL MARKET DATA* (if applicable)
                      *Based on current vendor costs, subject to change.

                Specific costs will be identified based upon options selected by the client and will be billed monthly.

D.         CUSTODY AGENCY AND ADMINISTRATION FEE

     1. DOMESTIC SECURITIES AND ADRS PER PORTFOLIO : (1/12th payable monthly) U.S. Dollar Denominated Securities only
           .0002         On First       $ 50 Million of Average Daily Net Assets
           .00015        On the Next    $150 Million of Average Daily Net Assets
           .000125       Over           $200 Million of Average Daily Net Assets

           a) TOTAL RETURN BOND FUND and LOW DURATION BOND FUND

              Minimum monthly fee is $500 per Portfolio.

           b) ALPHATRAK 500 FUND

              Minimum monthly fee is $300 per Portfolio.

     2.    CUSTODY DOMESTIC SECURITIES TRANSACTIONS CHARGE: (billed monthly)

           Book Entry DTC, Federal Book Entry, PTC            $12.00
           Physical Securities, Options/Futures               $20.00
           RIC's                                              $24.50
           P & I Paydowns                                     $ 7.00
           Wires                                              $ 7.00
           Check Request                                      $ 6.00

           A transaction includes buys, sells, maturities or free security movements.

     3.    WHEN ISSUED, SECURITIES LENDING, INDEX FUTURES, ETC.:

           Should any investment vehicle require a separate segregated custody account, a fee of $250 per account per month will apply.

     4.    CUSTODY ADMINISTRATION MISCELLANEOUS FEES

           Administrative fees incurred in certain local markets will be passed onto the customer with a detailed description of the fees. Fees include income collection, corporate action handling, overdraft charges, funds transfer, special local taxes, stamp duties, registration fees, messenger and courier services and other out-of-pocket expenses.

II.      OTHER CHARGES
         -------------

         A. SPECIAL LEGAL SERVICES. Investor Services Group shall be entitled to the following fee for the performance of any Special Legal Services as described in Schedule B in accordance with the Written Instructions of the Fund: $185 per hour subject to certain project caps as may be agreed to by Investor Services Group and the Fund. Services and charges may vary based on volume.

         B. MISCELLANEOUS CHARGES. The Fund shall be charged for the following products and services as applicable:

         -    Ad hoc reports
         -    Ad hoc SQL time
         -    COLD Storage
         -    Digital Recording
         -    Banking Services, including incoming and outgoing wire charges
         -    Microfiche/microfilm production
         -    Magnetic media tapes and freight
         -    Manual Pricing
         -    Materials for Rule 15c-3 Presentations
         - Pre-Printed Stock, including business forms, certificates, envelopes, checks and stationary

         C. FEE ADJUSTMENTS. After the one year anniversary of the effective date of this Agreement, Investor Services Group may adjust the fees described in the above sections once per calendar year, upon thirty (30) days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, All items (unadjusted) - (1982-84=100), published by the U.S. Department of Labor since the last such adjustment in the Client's monthly fees (or the Effective Date absent a prior such adjustment).

         D. PROGRAMMING COSTS. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement.

         (a)  Dedicated Team:     Programmer:              $100,000 per annum
                                  BSA:                     $ 85,000 per annum
                                  Tester:                  $ 65,000 per annum
         (b)  System Enhancements (Non Dedicated Team):    $150.00 per/hr per programmer

                                   SCHEDULE D
                                   ----------

                             OUT-OF-POCKET EXPENSES

The Fund shall reimburse Investor Services Group monthly for applicable out-of-pocket expenses at cost or otherwise agreed upon rates, including, but not limited to the following items:

         -    Postage - direct pass through to the Fund
         - Telephone and telecommunication costs, including all lease, maintenance and line costs
         -    Proxy solicitations, mailings and tabulations
         -    Shipping, Certified and Overnight mail and insurance
         - Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
         -    Duplicating services
         -    Distribution and Redemption Check Issuance
         -    Courier services
         -    Federal Reserve charges for check clearance
         -    Overtime, as approved by the Fund
         -    Temporary staff, as approved by the Fund
         -    Travel and entertainment, as approved by the Fund
         - Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
         -    Third party audit reviews
         -    Insurance
         -    Pricing services (or services used to determine Fund NAV)
         -    Vendor set-up charges for Blue Sky and other services
         -    Blue Sky filing or registration fees
         -    EDGAR filing fees
         -    Vendor pricing comparison
         - Such other expenses as are agreed to by Investor Services Group and the Fund

         The Fund agrees that postage and mailing expenses will be paid on the day of or prior to mailing as agreed with Investor Services Group. In addition, the Fund will promptly reimburse Investor Services Group for any other unscheduled expenses incurred by Investor Services Group whenever the Fund and Investor Services Group mutually agree that such expenses are not otherwise properly borne by Investor Services Group as part of its duties and obligations under the Agreement.

                                   SCHEDULE E
                                   ----------

                                 FUND DOCUMENTS

         - Certified copy of the Articles of Incorporation of the Fund, as amended

         -    Certified copy of the By-laws of the Fund, as amended

         - Copy of the resolution of the Board of Directors authorizing the execution and delivery of this Agreement

         - Copies of all agreements between the Fund and its service providers

         - Specimens of the certificates for Shares of the Fund, if applicable, in the form approved by the Board of Directors of the Fund, with a certificate of the Secretary of the Fund as to such approval

         - All account application forms and other documents relating to Shareholder accounts or to any plan, program or service offered by the Fund

         - Certified list of Shareholders of the Fund with the name, address and taxpayer identification number of each Shareholder, and the number of Shares of the Fund held by each, certificate numbers and denominations (if any certificates have been issued), lists of any accounts against which stop transfer orders have been placed, together with the reasons therefore, and the number of Shares redeemed by the Fund

         - All notices issued by the Fund with respect to the Shares in accordance with and pursuant to the Articles of Incorporation or By-laws of the Fund or as required by law and shall perform such other specific duties as are set forth in the Articles of Incorporation including the giving of notice of any special or annual meetings of shareholders and any other notices required thereby.

         - A listing of all jurisdictions in which each Portfolio is registered and lawfully available for sale as of the date of this Agreement and all information relative to the monitoring of sales and registrations of Fund shares in such jurisdictions

         - Each Fund's most recent post-effective amendment to its Registration Statement

         - Each Fund's most recent prospectus and statement of additional information, if applicable, and all amendments and supplements thereto

                                   SCHEDULE F
                                   ----------

                       DE-CONVERSION EXPENSES AND CHARGES

In accordance with Section 13.3 of this Agreement, the Fund shall pay to Investor Services Group all reasonable expenses and other charges associated with movement of records and materials and conversion thereof to a successor service provider including, but not limited to, the following items:

         -    Postage - direct pass through to the Fund
         - Telephone and telecommunication costs, including all lease, maintenance and line costs
         -    Shipping, Certified and Overnight mail and insurance
         - Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
         -    Duplicating services
         -    Courier services
         -    Overtime, as approved by the Fund
         -    Temporary staff, as approved by the Fund
         -    Travel and entertainment, as approved by the Fund
         - Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
         -    Ad hoc reports
         -    Ad hoc SQL time
         -    COLD Storage
         -    Digital Recording
         -    Microfiche/microfilm production
         -    Magnetic media tapes and freight
         - Pre-Printed Stock, including business forms, certificates, envelopes, checks and stationary
         - PROGRAMMING COSTS. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement.

                  (a)  Dedicated Team:     Programmer:            $100,000 per annum
                                           BSA:                   $ 85,000 per annum
                                           Tester:                $ 65,000 per annum
                  (b)  System Enhancements (Non Dedicated Team):  $150.00 per/hr per programmer

                                                                EXHIBIT 23(h)(2)

                                  AMENDMENT TO
                               SERVICES AGREEMENT

This Amendment dated as of February 28, 2000, is entered into by METROPOLITAN WEST FUNDS (the "Fund") and PFPC INC. (formerly know as first Data Investor Services Group, Inc.) ("PFPC").

WHEREAS, the Fund and PFPC entered into a Services Agreement dated as of March 31, 1999 (as amended and supplemented, the "Agreement");

         WHEREAS, the Fund and PFPC wish to amend certain terms of the Agreement;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

I. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

II. The following fee is hereby added to the "Fund Administration Fee" in the "Standard Fees and Charges" section of Schedule C of the Agreement:

Accounting and Administration
Multiple Class Fee:              $2,000 per month per additional class, per
                                 Portfolio

III. The description of the minimum monthly fee under "Transfer Agency and Shareholder Services", Section B.1, in the "Standard Fees and Charges" section of Schedule C to the Agreement is hereby revised to read as follows:

         Minimum monthly fee:    $1,500 per each class/portfolio

IV. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first written above.

                                                METROPOLITAN WEST FUNDS

                                                By:  /s/ Scott Dubchansky
                                                    ----------------------------

                                                PFPC INC.

                                                By:   /s/  Kenneth J. Kempf
                                                    ----------------------------

                                   SCHEDULE A
                                   ----------

                               LIST OF PORTFOLIOS

           Metropolitan West Total Return Bond Fund (Class M/Class I)
           Metropolitan West Low Duration Bond Fund (Class M/ Class I)
         Metropolitan West Short Term Investment Fund (Class M/Class I)
                      Metropolitan West Alpha Trak 500 Fund

                                                                EXHIBIT 23(h)(3)
                                                                ----------------

                          OPERATING EXPENSES AGREEMENT

         THIS OPERATING EXPENSES AGREEMENT (the "Agreement") is effective as of the 1st day of April, 1999, by and between Metropolitan West Funds, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in APPENDIX A hereto, as may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds"), and METROPOLITAN WEST ASSET MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of California (hereinafter called the "Manager").

                                   WITNESSETH:

         WHEREAS, the Manager renders advice and services to the Funds pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager, dated March 31, 1997 and amended and restated on May 18, 1998 (the "Investment Management Agreement"); and

         WHEREAS, the Funds are responsible for, and have assumed the obligation for, payment of certain expenses pursuant to Subparagraph 7(b) of the Investment Management Agreement that have not been assumed by the Manager; and

         WHEREAS, the Manager desires to limit the Funds' respective Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Manager to implement those limits;

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit each Fund's Operating Expenses to the respective annual rate of total Operating Expenses specified for that Fund in APPENDIX A of this Agreement.

         2. DEFINITION. For purposes of this Agreement, the term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund including the Manager's investment advisory or management fee under Paragraph 8 of the Investment Management Agreement, and other expenses described in Paragraph 7 of the Investment Management Agreement, but does not include any Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         3. REIMBURSEMENT OF FEES AND EXPENSES. The Manager, under Subparagraph 8(d) of the Investment Management Agreement, retains its right to receive reimbursement of reductions of its investment management fee and Operating Expenses paid by it that are not its responsibility under Paragraph 7 of the Investment Management Agreement.

         4. TERM. This Agreement shall become effective on the date specified herein and shall remain in effect for a period of one (1) year, unless sooner terminated as provided in Paragraph 5 of this Agreement. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for each Fund at least annually by the Board of Trustees of the Trust (and separately by the disinterested Trustees of the Trust).

         5. TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by either the Trust or by the Board of Trustees of the Trust, on behalf of any one or more of the Funds, upon sixty (60) days' written notice to the Manager.

The Manager may decline to renew this Agreement by written notice to the Trust at least thirty (30) days before its annual expiration date.

         6. ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

         7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         8. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction of effect.

         9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

                                                                   APPENDIX A to
                                                              Operating Expenses
                                                                       Agreement

                      (Amendment Effective March 27, 2000)

                                                                     Class M                     Class I
                                                                Operating Expense           Operating Expense
Fund                                                                  Limit                       Limit
----                                                                  -----                       -----

Metropolitan West Total Return Bond Fund                              0.65%                       0.44%

Metropolitan West Low Duration Bond Fund                              0.58%                       0.39%

Metropolitan West Short-Term Investment Fund                          0.50%                       0.34%

Metropolitan West AlphaTrak 500 Fund*                                 0.90%                        N/A
                                                               (undesignated class)

*Assumes the maximum management fee of 0.70%.



METROPOLITAN WEST FUNDS                        METROPOLITAN WEST ASSET
                                               MANAGEMENT, LLC



By:      /s/ Scott Dubchansky                  By:      /s/ Tad Rivelle
     ------------------------------------           ----------------------------

Title:     President                           Title:   Portfolio Manager
       ----------------------------------              -------------------------

                                                                Exhibit 23(i)(3)
                                 LAW OFFICES OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
       A LIMITED LIABILITY PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
                              345 CALIFORNIA STREET
                      SAN FRANCISCO, CALIFORNIA 94104-2635
                            TELEPHONE (415) 835-1600
                            FACSIMILE (415) 217-5333
                              INTERNET www.phjw.com







                                 March 31, 2000



Metropolitan West Funds
10880 Wilshire Boulevard, Suite 2020
Los Angeles, California 90024

         RE:      METROPOLITAN WEST FUNDS:  CLASS I SHARES

Ladies and Gentlemen:

                  We have acted as counsel to Metropolitan West Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No. 7 and, when filed, No. 8 to the Trust's Registration Statement on Form N-1A filed or to be filed with the Securities and Exchange Commission (the "Post-Effective Amendments") and relating to the issuance by the Trust of an indefinite number of $.01 par value shares of beneficial interest (the "Shares") of new Class I shares of three series of the Trust, the Metropolitan West Total Return Bond Fund, the Metropolitan West Low Duration Bond Fund and the Metropolitan West Short-Term Investment Fund (the "Funds").

                  In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

                  (a) the Trust's Agreement and Declaration of Trust dated December 9, 1996 (the "Declaration of Trust"), and the Trust's Certificate of Trust as filed with the Secretary of State of Delaware on December 9, 1996, certified to us by an officer of the Trust as being true and complete and in effect on the date hereof;

                  (b) the By-laws of the Trust certified to us by an officer of the Trust as being true and complete and in effect on the date hereof ;

                  (c) resolutions of the sole initial Trustee of the Trust adopted by written consent dated March 14, 1997, and resolutions of the Trustees of the Trust adopted at a meeting on February 28, 2000, authorizing the establishment of the Funds and the issuance of the Shares; and

                  (d) Post-Effective Amendment No. 7.

                  Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

                  Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendments and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Trust, and
(iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

                  This opinion is rendered to you in connection with the Post-Effective Amendments and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

March 31, 2000
Page 3



                  We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendments, and (ii) the filing of this opinion as an exhibit to Post-Effective Amendment No. 8.


                                 Very truly yours,




                                 /s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP

                                                                Exhibit 23(j)(1)

                                                                        DELOITTE
                                                                        & TOUCHE


CONSENT OF INDEPENDENT AUDITORS


THE METROPOLITAN WEST FUNDS:

We consent to (a) the use in this Post-Effective Amendment No. 8 to Registration Statement No. 811-07989 on Form N-1A of our report dated May 5, 2000 regarding the Metropolitan West Total Return Bond Fund - Class M Shares, the Metropolitan West Low Duration Bond Fund - Class M Shares, and the Metropolitan West AlphaTrak 500 Fund as of March 31, 2000 appearing in Part B, the Statement of Additional Information of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus which is part of such Registration Statement, and (c) the reference to us under the heading "Additional Information" in Part B, the Statement of Additional Information of such Registration Statement.

DELOITTE & TOUCHE

July 26, 2000

                                                                Exhibit 23(j)(2)

                                                                        DELOITTE
                                                                        & TOUCHE



CONSENT OF INDEPENDENT AUDITORS


THE METROPOLITAN WEST FUNDS:

We consent to (a) the use in this Post-Effective Amendment No. 8 to Registration Statement No. 811-07989 on Form N-1A of our report dated May 5, 2000 regarding the Metropolitan West Total Return Bond Fund - Class I Shares and the Metropolitan West Low Duration Bond Fund - Class I Shares as of March 31, 2000 appearing in Part B, the Statement of Additional Information of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus which is part of such Registration Statement, and
(c) the reference to us under the heading "Additional Information" in Part B, the Statement of Additional Information of such Registration Statement.

DELOITTE & TOUCHE LLP

July 26, 2000

                                                                   EXHIBIT 23(m)

                             METROPOLITAN WEST FUNDS

                              SHARE MARKETING PLAN

                                (Rule 12b-1 Plan)

                  This Share Marketing Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), by METROPOLITAN WEST FUNDS, a Delaware business trust (the "Trust"), with respect to each series of its shares named on Exhibit A hereto (each such series, a "Fund"). The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan.

                  In reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Management Agreement between the Trust on behalf of each Fund and Metropolitan West Asset Management, LLC (the "Adviser") and the nature and amount of other payments, fees and commissions that may be paid to the Adviser, its affiliates and other agents of the Trust. The Board of Trustees, including the independent Trustees, concluded that the proposed overall compensation of the Adviser and its affiliates was fair and not excessive.

                  In its considerations, the Board of Trustees also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Trust to the Adviser, as the initial "distribution coordinator," or other firms under agreements with respect to a Fund may be deemed to constitute impermissible distribution expenses. As a general rule, an investment company may not finance any activity primarily intended to result in the sale of its shares, except pursuant to the Rule. Accordingly, the Board of Trustees determined that the Plan also should provide that payments by the Trust and expenditures made by others out of monies received from the Trust which are later deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares shall be deemed to have been made pursuant to the Plan.

                  The approval of the Board of Trustees included a determination that in the exercise of the Trustees' reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust, the Fund to which the Plan applies and its shareholders.

                  The provisions of the Plan are:

                  1. ANNUAL FEE. The Trust will pay to Adviser, as the Funds' distribution coordinator, an annual fee for the Adviser's services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares and related shareholder servicing (collectively, "Distribution Expenses"). The annual fee paid to Adviser under the Plan will be calculated daily and paid monthly by each Fund on the first day of each month based on the average daily net assets of each Fund, as follows:

                           an annual rate of up to 0.25%.

                  2. DISTRIBUTION EXPENSES IN EXCESS OF OR LESS THAN AMOUNT OF FEE. All Distribution Expenses in excess of the fee rates provided for in this Plan may be carried forward and resubmitted in a subsequent fiscal year provided that (i) Distribution Expenses cannot be carried forward for more than three years following initial submission; and (ii) the Trust's Board of Trustees has made a determination at the time of initial submission that the Distribution Expenses are appropriate to be reimbursed. The fees paid by the Trust on behalf of each Fund shall be refundable if in any given year the fees are greater than the Distribution Expenses for that year. Distribution expenses will be paid on a first-in, first-out basis.

                  3. EXPENSES COVERED BY THE PLAN. The fee paid under Section 1 of the Plan may be used to pay for any expenses primarily intended to result in the sale of the Fund's shares ("distribution services"), including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to Adviser, any affiliate of the Adviser or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of a Fund's shares and servicing of a Fund's shareholders, including, but not limited to, personnel of Adviser, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agency or other servicing arrangements; (c) all payments made pursuant to the form of Distribution Agreement attached hereto as Exhibit B; (d) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; and (g) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Such expenses shall be deemed incurred whether paid directly by Adviser as distribution coordinator or by a third party to the extent reimbursed therefor by Adviser.

                  4. WRITTEN REPORTS. Adviser shall furnish to the Board of Trustees of the Trust, for its review, on a quarterly basis, a written report of the monies paid to it under the Plan with respect to each Fund, and shall furnish the Board of Trustees of the Trust with such other information as the Board of Trustees may reasonably request in connection with the payments made under the Plan in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued as to each Fund.

                  5. TERMINATION. The Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding voting securities of a Fund or by the vote of a majority of the independent Trustees, and any Distribution Agreement under the Plan may be likewise terminated on not more than sixty (60) days' written notice. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward Distribution Expenses.

                  6. AMENDMENTS. The Plan and any Distribution Agreement may not be amended to increase materially the amount to be spent for distribution and servicing of Fund shares pursuant to Section 1 hereof without approval by a majority of the outstanding voting securities of a Fund. All material amendments to the Plan and any Distribution Agreement entered into with third parties shall be approved by the independent Trustees cast in person at a meeting called for the purpose of voting on any such amendment. The Adviser may assign its responsibilities and liabilities under the Plan to another party who agrees to act as "distribution coordinator" for the Trust with the consent of a majority of the independent Trustees.

                  7. SELECTION OF INDEPENDENT TRUSTEES. So long as the Plan is in effect, the selection and nomination of the Trust's independent Trustees shall be committed to the discretion of such independent Board of Trustees.

                  8. EFFECTIVE DATE OF PLAN. The Plan shall take effect at such time as it has received requisite Trustee and shareholder approval and, unless sooner terminated, shall continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                  9. PRESERVATION OF MATERIALS. The Trust will preserve copies of the Plan, any agreements relating to the Plan and any report made pursuant to
Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

                  10. MEANINGS OF CERTAIN TERMS. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Trust under the Act by the Securities and Exchange Commission.

                  This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Trust and Adviser, as distribution coordinator, as evidenced by their execution hereof, as of this 31st day of March 1997, and amended on May 18, 1998.

                                            METROPOLITAN WEST FUNDS



                                            By:       /s/ Scott Dubchansky
                                                --------------------------------
                                            Title:    Portfolio Manager
                                                   -----------------------------

                                            METROPOLITAN WEST ASSET
                                            MANAGEMENT, LLC,
                                            as Distribution Coordinator

                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                                                    EXHIBIT A to
                                                                 Share Marketing
                                                                            Plan

                                                             Share            Maximum               Effective
Name of Fund                                                 Class              Fee                   Date
------------                                                 -----              ---                   ----

Metropolitan West Total Return Fund                            M               0.25%             March 31, 1997

Metropolitan West Low Duration Fund                            M               0.25%             March 31, 1997

Metropolitan West Short-Term Investment Fund                   M               0.25%             March 31, 1997

Metropolitan West AlphaTrak 500 Fund                          N/A              0.25%              June 29, 1998




                                            METROPOLITAN WEST FUNDS



                                            By:      /s/ Scott Dubchansky
                                                 -------------------------------
                                            Title:   President
                                                  ------------------------------



                                            METROPOLITAN WEST ASSET
                                            MANAGEMENT, LLC,
                                            as Distribution Coordinator



                                            By:      /s/ Tad Rivelle
                                                 -------------------------------
                                            Title:   Portfolio Manager
                                                  ------------------------------

                                                                       EXHIBIT B
                                                                       ---------

                             METROPOLITAN WEST FUNDS
                             -----------------------

                            Share Marketing Agreement

                                                                    EXHIBIT ONLY



-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------



Ladies and Gentlemen:

                  This Share Marketing Agreement has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Company Act"), by METROPOLITAN WEST FUNDS, a Delaware business trust (the "Trust"), on behalf of various series of the Trust (each series, a "Fund"), as governed by the terms of a Share Marketing Plan (Rule 12b-1 Plan) (the "Plan").

                  The Plan has been approved by a majority of the Trustees who are not interested persons of the Trust or the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval included a determination that in the exercise of the reasonable business judgment of the Board of Trustees and in light of the Trustees' fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

                  1. To the extent you provide eligible shareholder services of the type identified in the Plan to the Funds identified in the attached Schedule (the "Schedule"), we shall pay you a monthly fee based on the average net asset value of Fund shares during any month which are attributable to customers of your firm, at the rate set forth on the Schedule.

                  2. In no event may the aggregate annual fee paid to you pursuant to the Schedule exceed ____ percent of the value of the net assets of each Fund held in your customers' accounts which are eligible for payment pursuant to this Agreement (determined in the same manner as the Fund uses to compute its net assets as set forth in its then effective Prospectus), without approval by a majority of the outstanding shares of each Fund.

                  3. You shall furnish us and the Trust with such information as shall reasonably be requested by the Trust's Board of Trustees with respect to the services performed by you and the fees paid to you pursuant to the Schedule.

                  4. We shall furnish to the Board of Trustees of the Trust, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us with respect to each Fund and the purposes for which such expenditures were made.

                  5. You agree to make shares of the Funds available only (a) to your customers or entities that you service at the net asset value per share next determined after receipt of the relevant purchase instruction or (b) to each such Fund itself at the redemption price for shares, as described in each Fund's then-effective Prospectus.

                  6. No person is authorized to make any representations concerning a Fund or shares of a Fund except those contained in each Fund's then-effective Prospectus or Statement of Additional Information and any such information as may be released by a Fund as information supplemental to such Prospectus or Statement of Additional Information.

                  7. Additional copies of each such Prospectus or Statement of Additional Information and any printed information issued as supplemental to each such Prospectus or Statement of Additional Information will be supplied by each Fund to you in reasonable quantities upon request.

                  8. In no transaction shall you have any authority whatever to act as agent of the Funds and nothing in this Agreement shall constitute you or the Fund the agent of the other. You are not authorized to act as an underwriter of shares of the Funds or as a dealer in shares of the Funds.

                  9. All communications to the Funds shall be sent to:
Metropolitan West Asset Management, LLC, as Distribution Coordinator for the Funds, 10880 Wilshire Boulevard, Suite 2020, Los Angeles, California 90024. Any notice to you shall be duly given if mailed or telegraphed to you at your address as indicated in this Agreement.

                  10. This Agreement may be terminated by us or by you, by the vote of a majority of the Trustees of the Trust who are independent Trustees, or by a vote of a majority of the outstanding shares of a Fund, on sixty (60) days' written notice, all without payment of any penalty. It shall also be terminated automatically by any act that terminates the Plan.

                  11. The provisions of the Plan between the Trust and us, insofar as they relate to you, are incorporated herein by reference.

                  This Agreement shall take effect on the date indicated below, and the terms and provisions thereof are hereby accepted and agreed to by us as evidenced by our execution hereof.

                                       METROPOLITAN WEST ASSET MANAGEMENT, LLC,

                                       Distribution Coordinator

                                       By:         EXHIBIT ONLY
                                          --------------------------------------
                                                Authorized Officer


                                       Dated:
                                             -----------------------------------


Agreed and Accepted:



---------------------------------
            (Name)


By:
     -----------------------------
       (Authorized Officer)

                             METROPOLITAN WEST FUNDS


                                ----------------

                      SCHEDULE TO SHARE MARKETING AGREEMENT

                 BETWEEN METROPOLITAN WEST ASSET MANAGEMENT, LLC

                           AS DISTRIBUTION COORDINATOR

                                       AND

                                ----------------
                                     (Name)

                  Pursuant to the provisions of the Share Marketing Agreement between the above parties with respect to Metropolitan West Funds, Metropolitan West Asset Management, LLC, as Distribution Coordinator, shall pay a monthly fee to the above-named party based on the average net asset value of shares of each Fund during the previous calendar month the sales of which are attributable to the above-named party, as follows:

                        Fund                      Fee
                        ----                      ---

                                                                EXHIBIT 23(p)(1)

                             METROPOLITAN WEST FUNDS

                                 CODE OF ETHICS

I.       STATEMENT OF GENERAL PRINCIPLES
         -------------------------------

         Rule 17j-1 under the Investment Company Act of 1940 ("Company Act") imposes an obligation on registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics covering the securities activities of certain of their directors, trustees, officers, and employees. This Code is designed to ensure that those individuals who have access to information regarding the portfolio securities activities of the Metropolitan West Funds (the "Funds"), an investment company registered under the Company Act, do not use that information for his or her personal benefit or to the detriment of the Funds.

         It is not the intention of this Code to prohibit personal securities activities by Access Persons (which are defined below), but rather to prescribe rules designed to prevent actual and apparent conflicts of interest. While it is not possible to define and prescribe all-inclusive rules addressing all possible situations in which conflicts may arise, this Code sets forth the policies of the Funds regarding conduct in those situations in which conflicts are most likely to develop.

         In discharging his or her obligations under the Code, every Access Person should adhere to the following general fiduciary principals governing personal investment activities:

         1. Every Access Person should at all times place the interests of the Funds' shareholders ahead of his or her own interests with respect to any decision relating to personal investments.

         2 No Access Person should take inappropriate advantage of his or her position by using his or her knowledge of any transactions for the Funds to his or her personal profit or advantage.

         Furthermore, it is expected that Access Persons will be sensitive to all areas of potential conflict, even if this Code of Ethics does not address specifically an area of fiduciary responsibility.

II.      DEFINITIONS
         -----------

         (a) "ACCESS PERSON" means: (i) any trustee, officer or advisory person (as defined below) of the Funds; (ii) any director, officer, manager or advisory person (as defined below) of Metropolitan West Asset Management, LLC (or "Metropolitan West Asset Management"); (iii) any employee of Metropolitan West Asset Management, as well as any person who knows about recommendations made by Metropolitan West Asset Management for the Funds.

Members of the immediate family of an Access Person who live in the same household or who receive substantial financial support from an Access Person are covered by this Code of Ethics to the same extent as the Access Person.

         (b) "ADVISORY PERSON" means: (i) any partner, officer or employee of Metropolitan West Asset Management, the Fund's investment adviser, or of any company in a control relationship with Metropolitan West Asset Management, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a covered security by or for the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship with the Funds or Metropolitan West Asset Management who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of a covered security.

         (c) A security is "BEING CONSIDERED FOR PURCHASE OR SALE" when a recommendation to purchase or sell a security has been made and communicated, and, with respect to a person making a recommendation, when such person seriously considers making such a recommendation.

         (d) "BENEFICIAL OWNERSHIP" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (e) "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position, as further defined in Section 2(a)(9) of the 1940 Act.

         (f) "COVERED SECURITY" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act of 1940 Act and shall include, among other things, options and warrants, except that it shall not include certain exempt securities, which are detailed below.

         (g) "PURCHASE OR SALE OF A SECURITY" includes the writing of an option to purchase or sell a security.

III.     TRADING PRACTICES
         -----------------

         1. GENERAL. No Access Person shall knowingly purchase or sell, directly or indirectly, any covered (non-exempt) security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership which at the time of such purchase or sale:

         (a) is being considered for purchase or sale by the Funds; or

         (b) is being purchased or sold by the Funds.

         2. PRE-CLEARANCE Each Access Person must pre-clear all non-exempt personal trades, with Laird Landmann, Metropolitan West Asset Management's Compliance Officer (the "Compliance Officer"), Tad Rivelle, the compliance officer's alternate, Scott Dubchansky, Thomas Mackin, or another person appointed by the Compliance Officer. In order to obtain pre-clearance, Access Persons must complete and sign a "Pre-Clearance Request Form" and obtain the signature of Mr. Landmann, Mr. Rivelle, or other designated person. A copy of the pre-clearance request is attached as Attachment A to this Code. When granted, pre-clearance authorizations will be effective until the end of the first trade date following the date in which pre-clearance was obtained. IF THE TRANSACTION IS NOT COMPLETED WITHIN THESE TIME REQUIREMENTS, AN ACCESS PERSON MUST OBTAIN A NEW PRE-CLEARANCE, INCLUDING ONE FOR ANY UNCOMPLETED PORTION OF THE TRANSACTION. Post-approval is NOT PERMITTED. If it is determined that an Access Person effected a trade before approval or after the clearance expires, he or she will be considered to be in violation of the Code.

                  It is noted that in determining whether to grant approval of personal securities transactions to Advisory Persons (which are defined above) who desire to purchase or otherwise acquire securities in private placement transactions, it will be considered, among other things, whether the investment opportunity presented by such private placement offering should be reserved for the Funds and whether the opportunity is being offered to an individual by virtue of his or her position with the Funds. Advisory Persons who have been authorized to acquire securities in a private placement are required to provide written notification of that investment to Mr. Landmann, or if more appropriate Mr. Rivelle or another person designated by Mr. Landmann, when they later have any role in a subsequent consideration of an investment in the issuer. In such circumstances, a decision to purchase securities of the issuer will be subject to an independent review by Advisory Persons with no personal interest in the issuer.

         3. BLACKOUT PERIODS. Any purchase or sale of any covered security by an Advisory Person which occurs within seven (7) calendar days, before or after, from the day the covered security is purchased or sold by the Funds, will be subject to automatic disgorgement.

         4. BAN ON SHORT-TERM TRADING PROFITS. Advisory Persons may not profit from the purchase and sale, or sale and purchase, of the same covered securities within sixty (60) calendar days, unless such persons have requested and obtained an exemption from this provision from the Compliance Officer, his alternate, or another person designated by the Compliance Officer with respect to a particular transaction.

         5. GIFTS. Advisory Persons may not receive any gift or thing of more than de minimus value each year from any person or entity that does business with or on behalf of the Funds.

         6. SERVICES AS A DIRECTOR. Advisory Persons may not serve on the boards of directors of publicly traded companies, unless (i) the individual serving as a director has received prior authorization based upon a determination that the board service would not be inconsistent with the interests of the Funds and (ii) policies and procedures have been developed that are designed to isolate the individual from those making investment decisions (a "Chinese Wall") concerning the company in which he or she is a board member.

IV.      EXEMPT SECURITIES OR TRANSACTIONS - SUCH SECURITIES OR TRANSACTIONS ARE
         -----------------------------------------------------------------------
         EXEMPT FROM SOME ASPECTS OF THIS PERSONAL INVESTMENT TRANSACTIONS
         -----------------------------------------------------------------
         POLICY
         ------

         The following securities or transactions are exempt from some aspects of the personal investment transaction policy:

         (a)  U.S. Government Securities.(1)
         (b)  Bank Certificates of Deposit.
         (c)  Bankers' Acceptances.
         (d)  Commercial Paper.
         (e)  Shares in open-end investment companies (mutual funds).
         (f) Securities purchased on behalf of an Access Person for an account over which the Access Person has no direct or indirect influence or control.
         (g) Securities which are not eligible for purchase or sale by the Funds.
         (h) Securities purchased through an automatic dividend reinvestment plan or an employee stock purchase plan.
         (i) Security purchases effected upon the exercise of rights issued by the issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.
         (j) Securities acquired in connection with covering a position in, or the exercise of an option. However, the purchase or sale of an option itself is not an exempt transaction.
         (k) Exchange and non-exchange traded index-based instruments, including Standard and Poors' Depository Trust Receipts - commonly referred to as SPDRS.

         It is not necessary to pre-clear personal transactions for any exempt securities or transactions. However, it still is necessary to report such securities, except for securities under clauses (a), (b), (c), (d), (e) or (f) above, in the quarterly transaction reports. Further, covered securities acquired through an automatic dividend reinvestment plan do not need to be shown in the quarterly transaction reports if duplicate confirmations and periodic (monthly/quarterly) brokerage statements are filed.

         TRADES IN SHARES OF THE FUNDS. Please note, purchases and sales of shares of one of the MetWest Funds does NOT need pre-clearance, but the possibility of appearance of conflict of interest in such transactions is high. Accordingly, all purchases and sales of shares of any of the MetWest Funds that are NOT part of a systematic or periodic purchase or sale program should be placed well in advance of the closing price calculation each day and, like all securities transactions, should not be made when in possession of material, non-public information.

-------------

1 Futures contracts on US Government securities shall for purposes of this Code be treated as a U.S. Government security and, therefore, transactions in such contracts are exempt.

         In addition, Trustees of the Funds who are not deemed to be "interested person" trustees, as defined in Section 2(a)(19) of the Company Act, and Keith
T. Holmes, who, although an "interested person" trustee, is not deemed an Advisory Person of the Funds, are not subject to the pre-clearance requirements set forth above.

         Also, although Richard Hollander and Thomas Hayes are, by definition, Access Persons of the Funds because they serve as directors of the MWAM, they are not deemed to be Advisory Persons of the Funds.

V.       REPORTING
         ---------

(a)      INITIAL HOLDINGS REPORTS
         ------------------------

         No later than 10 days after a person becomes an Access Person, the following information is required to be filed:

         (i) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person.

         (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

         (iii)    the date the report is submitted by the Access Person.

(b)      QUARTERLY REPORTS
         -----------------

         1. TRANSACTIONS REPORTS - All Access Persons are required to file quarterly reports within 10 days of the end of each calendar quarter, listing all securities transactions except the transactions in exempt securities. The reports shall contain the following information:

         (i) the date of the transaction, the title, interest rate and maturity (if applicable) and the number of shares/ units/ principal of each security involved;

         (ii) the nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

         (iii)    the price at which the transaction was effected;

         (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected; and

                  (v)      the date the report is submitted.




In lieu of filing quarterly transaction reports, copies of confirmations and periodic (monthly or quarterly) brokerage account statements may be filed.

NO TRANSACTIONS REPORTS. For periods in which no reportable transactions were effected, the quarterly report shall contain a representation that no transactions subject to the reporting requirements were effected during the quarter time period. A "no transaction" report is not necessary if arrangements have been made to have duplicate confirmations and periodic statements sent.

         2. NEW ACCOUNTS - Access Persons shall report along with their listing of Investment transactions the following information concerning any new account established during the period in which any securities were held for their direct or indirect benefit:

                  (i) the name of the broker, dealer or bank with whom the Access Person established the account;

                  (ii)     the date the account was established; and.

                  (iii)    the date the report is submitted.

(c)       ANNUAL HOLDINGS REPORTS
          -----------------------

         Annually, each Access Person must submit the following information, which shall be current as of a date no more than 30 days before the date the report is submitted:

                  (i) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct of indirect beneficial ownership;

                  (ii) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

                  (iii)    the date the report is submitted by the Access
                           Person.


VI.      EXCEPTIONS TO REPORTING REQUIREMENTS
         ------------------------------------

         (a) A DISINTERESTED TRUSTEE, i.e., a Trustee of the Funds who is not an "interested person" of the Funds, is not required to file a report on a transaction in a security provided such Trustee neither knew nor, in the ordinary course of fulfilling his or her official duties as a trustee of the Funds, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security is or was purchased or sold by the Funds or is or was being considered for purchase or sale by the Funds or by its investment adviser.

         (b) Although a disinterested Trustee is generally exempt from the reporting requirements of this Code of Ethics, such Trustee may nevertheless voluntarily file a report representing that he or she did not engage in any securities transactions which, to his or her knowledge, involved securities that were being purchased or sold or considered for purchase by any of the Funds during the 15-day period preceding or after the date(s) of any transaction(s) by such Trustee. The failure to file such a report, however, shall not be considered a violation of this Code of Ethics.

         (c) Transactions in otherwise Covered Securities effected for Access Persons by persons not directly affiliated with the Adviser or the Funds who have designated discretionary authority over such transactions shall not be subject to the pre-clearance, Blackout Periods or Short Term Trading Profit provisions set forth above. However, such transaction shall be reportable in an Access Person quarterly report of personal securities transactions.

         (d) Pursuant to Rule 17j-1(c)(3)(iv), no report need be made by Access Persons who make reports to Metropolitan West Asset Management, the Funds' investment adviser, pursuant to Rule 204-2(a)(12) of the Investment Advisers Act of 1940, if such reports duplicate the information required under the reporting requirements of this Code of Ethics.

         (e) Persons Affiliated with the Principal Underwriter and Administrator
- Any persons affiliated with Provident Distributors, Inc. ("PDI") and its affiliate which serves as the Administrator of the Fund who might be deemed to be an Access Person and otherwise would be covered by this Code shall be excluded provided that such persons are subject to a Code of Ethics adopted by PDI and/or the Administrator, as appropriate.

VII.     ANNUAL REVIEW BY BOARD
         ----------------------

         No less frequently than annually, the Fund, its investment adviser and principal underwriter shall furnish a written report to the Board, which shall:

(a) describe any issues arising under the codes of ethics or procedures since the last report to the Board, including but not limited to information about material violations of the code or procedures and sanctions imposed in response to such material violations; and

(b) certify that the Fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably designed to prevent Access Persons from violating the code.

         Exceptions for the Principal Underwriter - The requirements of items VII(a) and (b) above, do not apply to the principal underwriter unless (1) the principal underwriter is an affiliated person of the Fund or the Fund's investment adviser or (2) an officer, director or general partner of the principal underwriter serves as an officer or trustee of the Fund or officer, member, director or member of the Fund's investment adviser.

VIII.    IMPLEMENTATION
         --------------

         (a) The Funds shall maintain a list of all "Access Persons" and update the list with reasonable frequency.

         (b) The Funds shall circulate a copy of this Code of Ethics, together with an acknowledgment of receipt, which shall be signed and returned at least once each year, to each Access Person of the Funds, except for Trustees who are not also Advisory Persons.

         (c) The Compliance Officer or a Compliance Officer delegate is charged with responsibility for ensuring that the pre-clearance and reporting requirements of this Code of Ethics are adhered to by all Access Persons. The Compliance Officer or Compliance Officer delegate shall be responsible for ensuring that the review requirements of this Code of Ethics (see Section IX below) are performed in a prompt manner.

IX.      REVIEW
         ------

         (a) The Compliance Officer or his delegate shall review all reports of personal securities transactions filed with the Funds and compare such reports with pre-clearance forms, and with completed and contemplated portfolio transactions of the Funds to determine whether non-compliance with this Code of Ethics or other applicable trading procedures may have occurred. The Compliance Officer may delegate this function to one or more other persons.

         (b) No person shall review his or her own reports. Before making any determination that a non-compliant transaction may have been made by any person, the Compliance Officer shall give such person an opportunity to supply additional explanatory material. If a securities transaction of the Compliance Officer is under consideration, an alternative shall act in all respects in the manner prescribed herein for the designated Compliance Officer.

         (c) If the Compliance Officer determines that noncompliance with this Code of Ethics has or may have occurred, he or she shall, following consultation with counsel, submit his or her written determination, together with the transaction report, if any, and any additional explanatory material provided by the individual, to the Funds' Board of Trustees who shall, following consultation with counsel, make an independent determination of whether a violation has occurred.

         (d) The Compliance Officer shall be responsible for maintaining a current list of all Access Persons and for identifying all reporting Access Persons on such list, and shall take steps to ensure that all reporting Access Persons have submitted reports, confirmations or statements in a timely manner. The Compliance Officer may delegate the compilation of this information to appropriate persons. Failure to submit timely reports will be communicated to the Funds' Board of Trustees.

X.       SANCTIONS
         ---------

         (a) If a material violation of this Code of Ethics occurs or a preliminary determination is made that a material violation may have occurred, a report of the alleged violation shall be made to the Board of Trustees.

         (b) The Funds' Board of Trustees may impose such sanctions as they deem appropriate, including a letter of censure, suspension, termination of employment, and/or disgorging of any profits made. Any profits subject to disgorgement will be given to a charity selected by the Funds' Board of Trustees or under the Board's direction.

XI.      CONFIDENTIALLY
         --------------

         All pre-clearance requests pertaining to Personal Securities Transactions, reports disclosing Personal Securities Holdings, and any other information filed pursuant to this Code shall be treated as confidential, but are subject to review as provided herein and by representatives of the Commission.




---------------------------------                    ---------------------------
Signature                                            Date

---------------------------------
Print Name

                                                                    ATTACHMENT A

                                METROPOLITAN WEST
                 REQUEST FOR PREAUTHORIZATION - PERSONAL TRADES

THIS AUTHORIZATION IS VALID ONLY THROUGH THE NEXT BUSINESS DAY IMMEDIATELY FOLLOWING THE APPROVAL DATE. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL.

NAME:
     ---------------------------------------------------------------------------

DATE:                                                    BUY
      ----------------------------                            ------------------
                                                         SELL
                                                              ------------------

Name of Security and Security Symbol:                    Approx. No. of
                                                         Shares/Units:


---------------------------------------                  ----------------

If the securities are a private placement, please check here [  ]


If an option or warrant, describe the underlying security:


------------------------------------------------------------------------


Brokerage Firm & Account No.
                            ----------------------------------------------------

I request pre-clearance authorization to effect a transaction in the security indicated above for my personal account or another account in which I have a beneficial interest. I am familiar with and certify that this request is made in compliance with the Code of Ethics.

                                       -----------------------------------------

Signature of Person Requesting Authorization

--------------------------------------------------------------------------------

Transaction Authorized  By:
                            -----------------------------

Date:
      ----------------------------

LIST OF ACCESS PERSONS OF THE METROPOLITAN WEST FUNDS
-----------------------------------------------------
UPDATED AS OF MAY 19, 2000

*Scott B. Dubchansky
*Richard Hollander
*Thomas Hayes
*Keith T. Holmes
 Martin Luther King III
 James Lippman
 Daniel D. Villanueva
*Richard H. Schweitzer
*Tad Rivelle
*Laird R. Landmann
*Stephen Kane
*Lara Mulpagano
*Chris Scibelli
*Brian Loo
*Bret Barker
*Tammy Karp
*Joel Shpall
*Arlana Williams
*Eimear Stone
*Stephanie Tappe
*James Menvielle
*Anicia Mendez
*Ron Senkandwa
*Thomas Mackin
*Marcos Gutierrez
*Amy Yoshida
*Michael Dzwolak
*Tracy Davis
*Tony Mew
*Katherine Wu
*Prince Rawlins
*Shannon Blackmon
*Chaitanya Venkatesh
*Patrick Moore
*David Sway
*Patrick Ahn
*Stephanie Tyler


* Reporting Access Persons - See Section IX (d) of this Code.

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)

                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------

1.       INTRODUCTION

This Code of Ethics is based on the principle that the officers, directors and employees of MWAM owe a fiduciary duty to, among others, MWAM's clients. In light of this fiduciary duty, you should conduct yourself in all circumstances in accordance with the following general principles:

         - You must at all times place the interest of MWAM's clients before your own interests.

         - You must conduct all of your personal investment transactions consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of your position of trust and responsibility.

         - You should adhere to the fundamental standard that investment advisory personnel should not take inappropriate advantage of their positions to their personal benefit.

Although it is sometimes difficult to determine what behavior is necessary or appropriate to adhere to these general principles, this Code contains several guidelines for proper conduct. However, the effectiveness of MWAM's policies regarding ethics depends on the judgment and integrity of its employees rather than on any set of written rules. Accordingly, you must be sensitive to the general principles involved and to the purposes of the Code in addition to the specific guidelines and examples set forth below. If you are uncertain as to whether a real or apparent conflict exists in any particular situation between your interests and those of MWAM's clients, you should consult the Compliance Officer immediately.

2.       PERSONAL INVESTMENT TRANSACTIONS POLICY

Laws and ethical standards impose on MWAM and its employees duties to avoid conflicts of interest between their personal investment transaction and transactions MWAM makes on behalf of its customers. In view of the sensitivity of this issue, it is important to avoid even the appearance of impropriety. The following personal investment transactions policies are designed to reduce the possibilities for such conflicts and/or inappropriate appearances, while at the same time preserving reasonable flexibility and privacy in personal securities transactions.


                                                                  Compliance - 1

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                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------

Except as otherwise noted, MWAM's restrictions on personal investment transactions apply to all Access Persons. "Access Persons" include all MWAM directors, officers and employees, except directors who (i) do not devote substantially all working time to the activities of MWAM, and (ii) do not have access to information about the day-to-day investment activities of MWAM(1). Every employee should consider himself or herself an Access Person unless otherwise specifically exempted by the Compliance officer. In addition, this policy governs your investments in securities. "Securities" include any interest or instrument commonly known as a security, including stocks, bonds, options and interests in privately placed offerings and limited partnerships which are primarily invested in the aforementioned securities.

         A. GENERAL PRINCIPLES REGARDING SECURITIES TRANSACTIONS OF ACCESS PERSONS AND MWAM DIRECTORS

         No Access Person or MWAM director may purchase or sell, directly or indirectly, for his or her own account, or any account in which he or she may have a beneficial interest:

         - Any security (or related option or warrant) that to his or her knowledge MWAM or an affiliated company is buying or selling for its clients, until such buying or selling is completed or cancelled.

         - Any security (or related option or warrant) that to his or her knowledge is under active consideration for purchase or sale by MWAM or an affiliated company for its clients.

         The term "beneficial interest" is defined by rules of the SEC. Generally, under the SEC rules, a person is regarded as having a beneficial interest in securities held in the name of:

         -             A husband, wife or a minor child;

         -             A relative sharing the same house;

         -             Anyone else if the Access Person:

------------

(1) Richard Hollander and Thomas Hayes, both Directors of MWAM, are deemed to be directors who neither devote substantially all working time to the activities of MWAM nor have access to information about the day-to-day investment activities of MWAM.


                                                                  Compliance - 2

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                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------


                  (i) obtains benefits substantially equivalent to ownership of the securities;

                  (ii) can obtain ownership of the securities immediately or at some future time; or

                  (iii)    can vote or dispose of the securities.

         If you act as a fiduciary with respect to funds and accounts managed outside of MWAM (for example, if you act as the executor of an estate for which you make investment decisions), you will have a beneficial interest in the assets of that fund or account. Accordingly, any securities transactions you make on behalf of that fund or account will be subject to the general trading restrictions set forth above.

         B.       PRE-CLEARANCE PROCEDURES

         Each Access Person must obtain pre-clearance for any personal investment transaction in a security if such Access Person has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security.(2) Pre-clearance is not necessary for exempt securities or Outside Fiduciary Accounts. "Exempt Securities" are securities (or securities obtained in transactions) described on page
         5. "Outside Fiduciary Accounts" are certain fiduciary accounts outside of MWAM for which you have received MWAM's approval to act as fiduciary and which MWAM has determined qualify to be treated as Outside Fiduciary Accounts under this Personal Investment Transactions Policy.

         You must obtain pre-clearance for all non-exempt securities transactions by completing and signing the Pre-authorization Request Form for personal trades provided for that purpose by MWAM.

         You must complete an approved securities transaction by the end of the business day following the day that you obtain pre-clearance. If the transaction is not completed within these time requirements, you must obtain a new pre-clearance, including one for any uncompleted portion of the transaction. Post-approval is NOT PERMITTED under this Code of Ethics. If MWAM determines that you completed a trade before approval or after the clearance expires, you will be considered to be in violation of the Code.


----------------

(2) For clarification purposes, pre-clearance shall not be required for securities trades in accounts of an Access Person, which is managed by another person otherwise unaffiliated with MWAM.

                                                                  Compliance - 3

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)

                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------


         C.        ADDITIONAL TRADING RESTRICTIONS

         In addition to the more general restrictions discussed above, MWAM has adopted other restrictions on personal investment transactions. Except as otherwise noted, the trading restrictions do not apply to Outside Fiduciary Accounts or securities trades in accounts of an Access Person, which is managed by another person otherwise unaffiliated with MWAM.

         No access person may:

         - Purchase or sell, directly or indirectly, for his or her own account or for any account in which he or she may have a beneficial interest (including through an Outside Fiduciary Account), any security that is subject to a MWAM restriction.

         - Purchase securities offered in a private placement except with the prior approval of the compliance officer. In considering approval, the compliance officer will take into consideration whether the investment opportunity you have been offered should be reserved for MWAM's clients and whether the opportunity is being offered to you by virtue of your position with MWAM. If you or your department want to purchase on behalf of a MWAM client the security of an issuer or its affiliate where you have a beneficial interest (including through an Outside Fiduciary Account) in the securities of that issuer through a private placement, you must first disclose your interest to the compliance officer. In such event, the compliance officer will independently review the proposed investment decision.

         - Profit from the purchase or sale, or sale and purchase, of the same securities within 60 calendar days. You should also note that this prohibition would effectively limit the utility of options trading and short sales of securities and could make legitimate hedging activities less available. Any profits realized on such short-term trades may have to be disgorged.

         - Purchase or sell any security for his or her own account or any Outside Fiduciary Account for a period of seven days before that security is bought or sold on behalf of any MWAM client. Violation of this prohibition will require reversal of the transaction and any resulting profits will be subject to disgorgement.


                                                                  Compliance - 4

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)

                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------


         - Purchase or sell any security for his or her own account or any Outside Fiduciary Account for a period of seven days after that security is sold or sell any security for his or her own account or any Outside Fiduciary Account for a period of seven days after that security is bought on behalf of any MWAM client. In addition, any portfolio manager who manages a registered investment company may not purchase or sell any security for his or her own account or any Outside Fiduciary Account for the period of seven days after that security is bought or sold on behalf of registered investment company for which the portfolio manager serves as investment manager. Violation of these prohibitions will require reversal of the transaction and any resulting profits will be subject to disgorgement.

Any profits subject to disgorgement will be given to a charity selected by MWAM or under MWAM's direction.

         D. SECURITIES OR TRANSACTIONS EXEMPT FROM PERSONAL INVESTMENT TRANSACTIONS POLICY

         The following securities or transactions are exempt from some aspects of the personal investment transaction policy:

         (a)  U.S. Government Securities.(3)
         (b)  Bank Certificates of Deposit.
         (c)  Bankers' Acceptances.
         (d)  Commercial Paper.
         (e)  Shares in open-end investment companies (mutual funds).
         (f) Securities purchased on behalf of an Access Person for an account over which the Access Person has no direct or indirect influence or control.
         (g) Securities which are not eligible for purchase or sale by the Funds.
         (h) Securities purchased through an automatic dividend reinvestment plan or an employee stock purchase plan.


-----------------

(3) Futures contracts on US Government securities shall for purposes of this Code be treated as US Government securities and, therefore, transactions in such contracts are exempt.



                                                                  Compliance - 5

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)


                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------



         (i) Security purchases effected upon the exercise of rights issued by the issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

         (j) Securities acquired in connection with covering a position in, or the exercise of an option. However, the purchase or sale of an option itself is not an exempt transaction.

         (k) Exchange and non-exchange traded index-based instruments, including Standard and Poors' Depository Trust Receipts - commonly referred to as SPDRS.

         It is not necessary to pre-clear personal transactions for any exempt securities or transactions. However, it still is necessary to report such securities, except for securities under clauses (a), (b), (c), (d), (e) (f) above, in the quarterly transaction reports. Further, securities acquired through an automatic dividend reinvestment plan do not need to be shown in the quarterly transaction reports if duplicate confirmations and periodic (monthly/quarterly) brokerage statements are filed.

         Personal investment transactions in exempt securities are still subject to MWAM's policy on inside information, where applicable.

         E.       PERSONAL SECURITIES REPORTING

(a)      INITIAL HOLDINGS REPORTS
         ------------------------

         No later than 10 days after a person becomes an Access Person, the following information is required to be filed:

         (i) The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person.

         (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person.

         (iii)    The date the report is submitted by the Access Person.

(b)      QUARTERLY REPORTS
         -----------------

                                                                  Compliance - 6

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)


                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------



         1. TRANSACTIONS REPORTS - All Access Persons are required to file quarterly reports within 10 days of the end of each calendar quarter, listing all personal investment transactions in which an Access Person has a beneficial interest and which were transacted during the quarter except for transactions in certain exempt securities, as detailed above. The reports shall contain the following information:

                  (i) the date of the transaction, title, interest rate and maturity (if applicable) and the number of shares/ units/ principal of each security involved;

                  (ii) the nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                  (iii)    the price at which the transaction was effected; and

                  (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected.

                  (v)      The date the report is submitted.

                  Every Access Person must file a quarterly report when due even if such person made no purchases or sales of securities during the period covered by the report.

                  You are charged with the responsibility for submitting the quarterly reports. Any effort by MWAM to facilitate the reporting process does not change or alter that responsibility.

         2. NEW ACCOUNTS - Access Persons shall report along with their listing of investment transactions the following information concerning any new account established during the period in which any securities were held for their direct or indirect benefit:

                  (i) The name of the broker, dealer or bank with whom the Access Person established the account.

                  (ii)     The date the account was established.

                  (iii)    The date the report is submitted.


                                                                  Compliance - 7

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)


                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------



(c)       ANNUAL HOLDINGS REPORTS

         Annually, each Access Person must submit the following information, which shall be current as of a date no more than 30 days before the date the report is submitted:

                  (i) The title, Number of shares and principal amount of each reportable security in which the Access Person had any direct of indirect beneficial ownership.

                  (ii) The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person.

                  (iii)    The date the report is submitted by the Access
                           Person.

                  Broker Statements and Trade Confirmations
                  -----------------------------------------

                  All Access Persons are required to direct brokers of accounts in which they have a beneficial interest to supply to MWAM, on a timely basis, duplicate copies of trade confirmations and copies of periodic broker account statements. This requirement does not apply to Outside Fiduciary Accounts. To maximize the protection of your privacy, you should direct your brokers to send this information to:

                           Metropolitan West Asset Management
                           Attention:  Compliance Officer
                           11766 Wilshire Boulevard, Suite 1580
                           Los Angeles, CA  90025

3.       GIFTS, PAYMENTS, AND PREFERENTIAL TREATMENT

         A.       GIFTS RECEIVED BY EMPLOYEES

         No employee should solicit, receive, or participate in any arrangement leading to a gift to himself or herself, relatives, or friends, or any business in which any of them have a substantial interest, in consideration of past, present or prospective business conducted with MWAM. As a general rule, you should not accept gifts of more than de minimus value from present or prospective clients, providers of goods or services or others with which MWAM has dealings. While there is no absolute definition of de minimus, you should exercise good


                                                                  Compliance - 8

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)


                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------



         judgment to assure that no gift that is excessive in value is accepted. You should immediately report any offer of an improper gift to MWAM's Compliance Officer or CEO.

         The term "gift" includes, but is not limited to, substantial favors, money, credit, special discounts on goods or services, free services, loans of goods or money, excessive entertainment events, trips, hotel expenses, or anything of value. Gifts to an employee's immediate family are included in this policy. The receipt of cash gifts by employees is absolutely prohibited.

         If you believe that you cannot reject or return a gift without potentially damaging friendly relations between a third party and MWAM, you should report the gift and its estimated dollar value in writing to MWAM's Compliance Officer or CEO who may require that the gift be donated to charity.

         B.       GIFTS AND ENTERTAINMENT GIVEN BY EMPLOYEES

         It is acceptable for you to give gifts or favors of nominal value to the extent they are appropriate and suitable under the circumstances, meet the standards of ethical business conduct, and involve no element of concealment. Entertainment that is reasonable and appropriate for the circumstances is an accepted practice to the extent that it is both necessary and incidental to the performance of MWAM's business.

         C.       OTHER CODES OF ETHICS

         You should be aware that sometimes a client imposes more stringent codes of ethics than those set forth above. If you are subject to a client's code of ethics, you should abide by it.

4.       OUTSIDE ACTIVITIES

         A.       OUTSIDE EMPLOYMENT

         Each employee is expected to devote his or her full time and ability to MWAM's interests during regular working hours and such additional time as may be properly required. MWAM discourages employees from holding outside employment, including consulting. If you are considering taking outside employment, you must submit a written request to MWAM's Compliance Officer or CEO. The request must include the name of the business, type of business, type of work to be performed, and the days and hours that the work will be performed.



                                                                  Compliance - 9

METROPOLITAN WEST ASSET MANAGEMENT                              EXHIBIT 23(p)(2)


                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------



         An employee may not engage in outside employment that: (a) interferes, competes, or conflicts with the interest of MWAM; (b) encroaches on normal working time or otherwise impairs performance; (c) implies MWAM's sponsorship or support of an outside organization; or (d) reflects directly or indirectly adversely on MWAM. MWAM policy prohibits outside employment in any financial services industry.

         If you have an approved second job, you are not eligible to receive compensation during an absence from work which is the result of an injury on the second job and outside employment will not be considered an excuse for poor job performance, absenteeism, tardiness or refusal to work overtime. Should any of these situations occur, approval may be withdrawn.

         B.       SERVICE AS DIRECTOR

         No employee may serve as a director or in a similar capacity of any non-affiliated company or institution, whether or not it is part of your role at MWAM, without prior approval of the Compliance Officer. You do not need approval to serve on the board of a private family corporation for your family or any charitable, professional, civic or nonprofit entities that are not clients of MWAM and do not have business relations with MWAM. If you receive approval, it will be subject to the implementation of procedures to safeguard against potential conflicts of interest, such as Chinese Wall procedures. MWAM may withdraw approval at its discretion if MWAM concludes the withdrawal is in MWAM's interest. Also, if you serve in a director capacity which does not require approval but circumstances later change which would require such approval (e.g., the company enters into business relations with MWAM or becomes a client), you must then get approval.

         C.       FIDUCIARY APPOINTMENTS

         No employee may accept appointments as executor, trustee, guardian, conservator, general partner or other fiduciary, or any appointment as a consultant in connection with fiduciary or active money management matters, without the prior approval of the Compliance Officer. This policy does not apply to appointments involving personal estates or service on the board of a charitable, civic, or nonprofit company where the Access Person does not act as an investment adviser for the entity's assets. If MWAM grants you approval to act as a fiduciary for an account outside MWAM, it may determine that the account qualifies as an Outside Fiduciary Account. Securities traded by you as a fiduciary will be subject to the MWAM Personal Investment Transactions Policy.



                                                                 Compliance - 10


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         D.       COMPENSATION, CONSULTING FEES AND HONORARIUMS

         If you have received proper approval to serve in an outside organization or to engage in other outside employment, you may retain all compensation paid for such service unless otherwise provided by the terms of the approval. You should report the amount of this compensation to MWAM's Compliance Officer or CEO. You may not retain compensation received for services on boards of directors or as officers of corporations where you serve in the course of your employment activities with MWAM. You may also retain honorariums received by you for publications, public speaking appearances, instruction courses at educational institutions, and similar activities.

         E.       PARTICIPATION IN PUBLIC AFFAIRS

         MWAM encourages its employees to support community activities. Normally, voluntary efforts take place outside of regular business hours. If you wish to accept an appointive office, or run for elective office, you must first obtain approval from MWAM.

         F.       SERVING AS TREASURER OF CLUBS, CHURCHES, LODGES

         An employee may act as treasurer of clubs, churches, lodges, or similar organizations. However, you should keep funds belonging to such organizations in separate accounts and not commingle them in any way with your personal funds or MWAM's funds.

5.       OTHER EMPLOYEE CONDUCT

         A.       PERSONAL FINANCIAL RESPONSIBILITY

         It is important that employees properly manage their personal finances, particularly in matters of credit. Imprudent personal financial management may affect job performance and lead to more serious consequences for employees in positions of trust. In particular, you are not permitted to borrow from clients, or from providers of goods and services with whom MWAM deals, except those who engage in lending in the usual course of their business and then only on terms offered to others in similar circumstances, without special treatment.



                                                                 Compliance - 11


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                                   COMPLIANCE
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         B.       TAKING ADVANTAGE OF A BUSINESS OPPORTUNITY THAT
                  RIGHTFULLY BELONGS TO MWAM

         Employees must not take for their own advantage an opportunity that rightfully belongs to MWAM. Whenever MWAM has been actively soliciting a business opportunity, or the opportunity has been offered to it, MWAM's funds, facilities or personnel have been used in pursuing the opportunity, that opportunity rightfully belongs to MWAM and not employees who may be in a position to divert the opportunity for their own benefits.

         C.       CORPORATE PROPERTY OR SERVICES

         Employees are not permitted to act as principal for either themselves or their immediate families in the supply of goods, properties, or services to MWAM, unless approved by the Compliance officer. Purchase or acceptance of corporate property or use of the services of other employees for personal purposes are also prohibited.

         D.       USE OF MWAM STATIONERY

         It is inappropriate for employees to use official corporate stationery for either personal correspondence or other non-job-related purposes.

6.       CONFIDENTIALITY

         All information relating to past, current and prospective clients is highly confidential and is not to be discussed with anyone outside the MWAM's organization without the written approval of MWAM's Compliance Officer or CEO. One of the most sensitive and difficult areas in MWAM's daily business activities involves information regarding investment plans or programs and possible or actual securities transactions by MWAM.

7.       SANCTIONS

         Upon discovering a violation of this Code, MWAM may impose such sanctions as it deems appropriate, including, but not limited to, a reprimand (orally or in writing), a reversal of any improper transaction and disgorgement of the profits from the transaction, demotion, and suspension or termination of employment.



                                                                 Compliance - 12


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                                   COMPLIANCE
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8.       ANNUAL COMPLIANCE CERTIFICATION

         MWAM will require all Access Persons and MWAM directors to certify annually that (i) they have read and understand the terms of this Code of Ethics and recognize the responsibilities and obligations incurred by their being subject to this Code, and (ii) they are in compliance with the requirements of this Code, including but not limited to the personal investment transactions policies contained in this Code (Exhibit A).



                                                                 Compliance - 13


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                                 EMPLOYEE POLICY
                                   COMPLIANCE
--------------------------------------------------------------------------------




                                    EXHIBIT A

                       METROPOLITAN WEST ASSET MANAGEMENT

                         ANNUAL COMPLIANCE CERTIFICATION


         I have read and understand the terms of the Code of Ethics and Insider Trading policies of Metropolitan West Asset Management and the Code of Ethics of Metropolitan West Funds and recognize the responsibilities and obligations incurred by my being subject to these Codes and policies. I am in compliance with the requirements of these Code, including but not limited to the personal investment transactions policies contained in the Codes. I hereby agree to abide by the Code of Ethics and Insider Trading policies of Metropolitan West Asset Management and the Code of Ethics of Metropolitan West Funds.



--------------------------                          ----------------------------
(Signature)                                                     (Date)



--------------------------
(Print Name)


                                                                 Compliance - 14